UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Jay S. Fitton
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(513) 629-8104
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2020

Date of reporting period:  August 31, 2020

Item 1. Reports to Stockholders.
Annual Report  |  August 31, 2020

Performance Trust Strategic Bond
Fund (Symbols: PTIAX, PTAOX, PTCOX) and
Performance Trust Municipal Bond
Fund (Symbols: PTIMX, PTRMX)

© 2020 PT Asset Management, LLC. All Rights Reserved.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary or, if you are a direct investor, by calling the Funds at 1-877-738-9095.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Funds, you can call the Funds at 1-877-738-9095 to request that you continue to receive paper copies of your shareholder reports.

Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all Performance Trust Funds you hold.

LETTER FROM THE INVESTMENT ADVISER

Dear Fellow Shareholders:

Performance Trust Strategic Bond Fund (PTIAX) Annual Management’s
Discussion of Fund Performance:  9/01/2019 – 8/31/2020

Over the past fiscal year ended August 31, 2020, Performance Trust Strategic Bond Fund – Institutional Class (“PTIAX” or the “Fund”) posted a return of 2.87% compared to 6.47% for the Bloomberg Barclays U.S. Aggregate Bond Index (“Index”). The Morningstar Multisector Bond Fund category returned 2.67%.

The biggest story in the fixed-income world over the last year has been the decline in U.S. Treasury rates and the widening of credit spreads that resulted from the COVID-19 pandemic. The chart below shows the Treasury yield curve from the beginning of the period and the end.

Treasury Yield Curve

The Federal Reserve cut the Fed Funds rate by 50 basis points (bps) at its regularly scheduled meeting on March 3, 2020 and by an additional 100 bps at an emergency meeting held on Sunday, March 15, 2020 in response to the negative economic ramifications of the global COVID-19 outbreak and the rapid deterioration in financial conditions. The Fed Funds target range now sits at 0.00% to 0.25%, reaching the zero bound for the first time since 2015.  As a result, the yield curve “bull” steepened with interest rates falling across all maturities with the most declines in the front end of the curve. The 2-year Treasury, which is quite sensitive to Fed policy, fell approximately 1.38% while the benchmark 10-year Treasury declined 0.79%.

The Fed also announced a myriad of programs to help facilitate normal functioning financial markets, including, but not limited to, unlimited quantitative easing (QE) targeting the Treasury and Agency Mortgage-Backed Security (MBS) Markets, lending and liquidity programs to support money market funds, Investment Grade (IG) Corporate bond purchase programs, and a lending program to facilitate the purchase of certain AAA rated Asset-Backed Security (ABS) sectors (TALF).

Credit markets sold off violently during the first three weeks of March 2020, with both IG Corporate and High Yield (HY) Corporate selling off to spread levels not seen since the later stages of the Great Recession in 2009. However, credit markets began to recover somewhat during the end of March and the recovery in spreads has largely continued through the end of our fiscal year. The recovery was likely initially catalyzed by the programs announced by the Federal Reserve, the $2+ trillion fiscal stimulus enacted by Congress in late March, and other stimulus measures introduced across the globe. After months of improving economic conditions and financial conditions, IG Corporates and HY Corporates ended the fiscal year only 9 basis points and 84 basis points wider, respectively, recovering most of what was lost during March.

The past year was another goldilocks scenario for the Index. Yields on Treasuries and Agency MBS fell significantly in response to the COVID-19 pandemic and the Federal Reserve’s aggressive QE campaign. Although volatile during the year, IG Corporate spreads recovered most of the COVID-19 related spread widening by the end of the year. As such, IG Corporates, which represent a large sector within the Index, rallied largely in tandem with Treasuries.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

LETTER FROM THE INVESTMENT ADVISER

The Fund owned very little Treasuries and Agency MBS during the year and maintained a lower duration than the Index. The Tax-Exempt Municipals in the portfolio, which were largely added late in the fiscal year in response to COVID-19 related spread widening, represented the sector that best kept pace with the Index. However, the Fund’s investments in Taxable Municipal and Structured Credit securities did not benefit as much from falling interest rates as spreads widened in those sectors and the durations in those sectors tend to be lower than our Tax-Exempt Municipals. As a result of all of these factors, the Fund underperformed the Index during the year.

The table below shows a general breakdown of the portfolio at the beginning and end of the period.

PTIAX Allocations

	8/31/2019	8/31/2020
Non-Agency RMBS	25.26%	17.43%
CLOs	4.53%	8.37%
CMBS	23.96%	23.24%
ABS	5.87%	1.65%
Structured Credit	59.62%	50.69%
Cash	2.84%	1.57%
Government Security & Agency Issue	4.07%	0.12%
Investment Grade Corporates	7.23%	5.78%
High Yield	0.07%	0.02%
Taxable Municipal	20.33%	14.68%
Tax-Exempt Municipal	5.84%	27.13%

By far the largest portfolio shift made during the quarter was the Fund’s increase to the Tax-Exempt Municipal sector. As many of our investors know, we favor this sector for two primary reasons.  First, we believe it is one of the most efficient ways to take interest rate risk and typically has offered a steep yield curve, strong credit quality, and bond structures that are difficult to find in IG Corporates. Second, we believe the sector to be somewhat inefficient with investors frequently mispricing certain bond structures such as call options, sinking funds, and premium coupons.

As we finished fiscal 2019, our exposure to Tax-Exempt Municipals was negligible as they were extremely expensive relative to taxable alternatives. After beginning the year at 81%, the 10-year Municipal/Treasury ratio finished the year at 113%. Even after rallying since the volatility began in March, the sector still offers compelling relative value, especially in this low rate environment where it is increasingly difficult to add Interest Rate Offense with reasonable total return potential.

The increase in Tax-Exempt Municipals came primarily at the expense of Taxable Municipals, ABS, US Treasury Bills and Non-Agency Residential Mortgage-Backed Securities (RMBS). While we still find Taxable Municipals attractive relative to IG Corporates, we find Tax-Exempt Municipals to be even more compelling. With the front end of the curve now stapled near zero, short ABS bonds and Treasury Bills offer very little yield.  We believe Non-Agency RMBS still represent an attractive risk-reward and are still one of our favorite sectors, especially in this low rate environment. However, the volatility during the year allowed us to add to Collateralized Loan Obligations (CLOs) and Tax-Exempt Municipals at prices that may offer compelling total returns.

Looking Forward
As credit markets have recovered a significant portion of their COVID-19 induced losses, it has once again become a challenging investment environment. All-in yields for IG Corporates finished the year near the lowest levels we have ever witnessed. There are opportunities to invest in corporate bonds and structured credit securities that seek to offer more attractive all-in yields, but those offering the highest yields often require investors to take on some exposure to COVID-19 impacted sectors when the economic landscape is still quite uncertain.

We do not attempt to predict interest rates or credit spreads. We have positioned the portfolio so that it has what we believe to be a balance of high-quality Interest Rate Offense and higher yielding Interest Rate Defense. By utilizing the Municipal market to take the majority of our interest rate risk, we believe that the much-improved relative attractiveness of the sector could offer spread tightening that may counteract the impact of future interest rate moves.

Within our Interest Rate Defense, we are attempting to prudently add higher yielding structured credit and corporate securities that are not exposed, in our opinion, to excessive credit risk or structural leverage. We believe the balance offered by our current portfolio will likely position the Fund to perform potentially well regardless of the economic and financial market environment.

As a total return bond fund, we seek to position ourselves in the most undervalued fixed-income securities we can find, consistent with the need for proper diversification and liquidity. To identify such opportunities, we find scenario analysis (over roughly a three-year investment horizon) to be more valuable than rate or market forecasting. We call this methodology Shape Management®, and we attribute our historical performance largely to our allocation decisions.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

LETTER FROM THE INVESTMENT ADVISER

Performance Trust Municipal Bond Fund (PTIMX, PTRMX) Annual Management’s
Discussion of Fund Performance:  9/01/2019 – 8/31/2020

Over the twelve month period ended August 31, 2020, Performance Trust Municipal Bond Fund – Institutional Class (“PTIMX” or the “Fund”) returned 3.07%, performing in line with the Bloomberg Barclays Municipal Bond Index (“Index”) return of 3.24%. PTIMX’s absolute performance was supported by falling interest rates over the course of the year. Municipal bond rates fell by roughly 0.30% across the intermediate and long portions of the yield curve, boosting bond prices across the market. PTIMX modestly lagged the Index’s performance as a result of two primary factors: higher credit exposure and yield curve positioning. First, as a result of the COVID-19 pandemic, credit spreads widened materially in March and April. While spreads have recovered, they are still wider than the start of PTIMX’s fiscal year.  For example, the Municipal Market Data (MMD) single-A spread rose from 35 basis points (bps) last September to 49 bps in July; MMD A-spreads currently are 43 bps. While PTIMX has continued to maintain a higher credit quality bias, the Fund still maintains roughly 10% in below investment grade securities. Second, while yields decreased across the curve over the course of the year, the curve as a whole bull steepened. Shorter rates fell by over 80 bps, outperforming longer intermediate rates – where PTIMX is currently overweight. Overall, PTIMX’s performance would have been enhanced with a higher exposure to quality credit and a shorter positioning on the yield curve.

The big story of the year began in March when cities country wide began locking down due to the coronavirus pandemic. Economic activity came grinding to a halt. The effects continued to plague markets and issuers’ credit alike. Municipal market participants, which had provided a steady stream of inflows, rapidly withdrew money from bond funds (~$50 billion over 5 weeks), causing credit markets to seize up and rates to rise acutely. In response, the Federal Reserve stepped in with a number of lending facilities (including the Money Market Mutual Fund Liquidity Facility and Municipal Liquidity Facility) and slashed short term interest rates to zero. Additionally, the Federal government provided direct stimulus to various municipal market borrowers through direct cash payments and forgivable loans (Payment Protection Program). After the CARES Act stimulus and the Federal Reserve backstop lending programs, municipal markets began to return to normal levels of activity and interest rates moderated. Crossover buyers came in droves to take advantage of the historically cheap relative value (the 10-year muni yield to Treasury yield ratio reached 367%, a level not seen since the last recession in 2008). While markets have found their footing, pandemic induced credit risk is still working its way through the economy.

During the gyrations in municipal markets, we opportunistically added borrowers with stable financial positions (relative to the price of their bonds) which had been cast aside by the market together with borrowers that were directly impacted by COIVD-19. We funded these purchases with our arsenal of high grade liquid bonds that we had built up while spreads were at relatively tight levels prior to the pandemic. Concurrently, we systematically reviewed our portfolio for borrowers that had elevated credit risk, selling credits identified in the project finance and convention center sectors. While PTIMX did experience modest outflows during the heart of the market pullback, PTIMX’s assets under management are up over 40% on the year.

We maintain several key themes in the Fund. First, we maintain a large composition of highly liquid bonds. These positions allow us to cycle into new opportunities with few concessions to price.  Additionally, our high grade positions diversify the Fund’s credit risk where the Fund has exposure. Second, we position ourselves on the yield curve to try to take advantage of the roll down return and credit spread tightening. Curve positioning is especially relevant as the curve continues to steepen.  Third, we pick through “tainted” municipal bond sectors that have direct ties to COVID-19. We have been weeding out credits with outsized risk and adding financially healthy credits that have been discarded with the rest of the sector (as mentioned above). This allows us to bolt on additional carry as high grade credit spreads returned to pre-pandemic levels. Fourth, we retain a bias for higher coupons to help mitigate extension risk in the Fund over longer horizons. Furthermore, spreads between different coupon levels are at historical tights. Fifth, we wind down longer taxable muni positions, which are no longer justified based on relative value. Finally, we look for opportunities to book losses for tax purposes to maintain tax efficiency in the portfolio (admittedly there hasn’t been very many opportunities to do this in recent months). These strategies have helped us and continue to help us navigate the choppy market conditions*.

As we reflect on the year, we walk away with an important takeaway which can best be summarized by a quote from boxing champion Mike Tyson: “everyone has a plan until they get punched in the face.”  No one envisioned a full blown pandemic wreaking havoc in our markets as the year began, yet here we are. The impact to the economy is yet to be fully revealed. Our Shape Management strategy allows us to adapt to changing markets and manage “through” the crisis by taking a longer term perspective (incorporating horizon) on our Funds. We have always pointed out the pitfalls of forecasting.  This year, those risks have become more apparent as the markets grapple with an unforecastable event.  Many asset managers plan (forecast) for various events, but when the punch comes, it’s almost never what you expect.

Market Turbulence Resulting from COVID-19. The outbreak of COVID-19 has negatively affected the worldwide economy, individual countries, individual companies and the market in general. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Funds.

*Past performance does not guarantee future results. There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including the potential loss of principal. The Funds may experience negative performance. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates.

The views in this report were those of the Funds’ Managers as of August 31, 2020 and may not reflect the views of the Funds’ Managers on the date this Report is first published or anytime thereafter. These views are intended to assist shareholders of the Funds in understanding their investments in the Funds and do not constitute investment advice.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

GROWTH OF PERFORMANCE TRUST STRATEGIC BOND FUND (PTIAX)

Performance Trust Strategic Bond Fund – Institutional Class (Unaudited)
Total Return vs. Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Returns—For the Periods Ended August 31, 2020 (Unaudited)

				ANNUALIZED
	ONE	THREE	FIVE	SINCE INCEPTION
	YEAR	YEAR	YEAR	(AUGUST 31, 2010)(1)
Performance Trust Strategic Bond Fund – Institutional Class	2.87%	4.51%	5.24%	6.22%
Bloomberg Barclays U.S. Aggregate Bond Index	6.47%	5.09%	4.33%	3.65%

(1)	The Performance Trust Strategic Bond Fund (the “Fund”) commenced investment operations on September 1, 2010.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, Barclays Capital dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, Mortgage-Backed Securities (agency fixed-rate and hybrid Adjustable-Rate Mortgage Passthroughs), Asset-Backed Securities, and Commercial Mortgage-Backed Securities. The Bloomberg Barclays U.S. Aggregate Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $10,000 made on August 31, 2010, the inception date for Institutional Class shares of the Performance Trust Strategic Bond Fund (the “Fund”).

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all Fund distributions. Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

For a period of time following the Fund’s inception when the Fund’s asset levels were lower than current asset levels, the Fund’s investments in certain fixed-income instruments purchased in odd lot-sized transactions contributed positively to the Fund’s performance. As Fund asset levels increased, similar odd lot-sized transactions, if any, did not have the same relative impact on the Fund’s performance and are not anticipated to have the same relative impact on the Fund’s future performance.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTAM.com.

The expense ratio for Institutional Class shares is 0.81% per the prospectus dated December 29, 2019.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

GROWTH OF PERFORMANCE TRUST STRATEGIC BOND FUND (PTAOX)

Performance Trust Strategic Bond Fund – Class A (Unaudited)
Total Return vs. Bloomberg Barclays U.S. Aggregate Bond Index

(1)	Reflects 2.25% initial sales load.

Average Annual Returns—For the Periods Ended August 31, 2020 (Unaudited)

		ANNUALIZED
	ONE	SINCE INCEPTION
	YEAR	(JANUARY 2, 2019)
Performance Trust Strategic Bond Fund – Class A (with sales charge)	0.31%	4.74%
Performance Trust Strategic Bond Fund – Class A (without sales charge)	2.60%	6.18%
Bloomberg Barclays U.S. Aggregate Bond Index	6.47%	9.36%

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, Barclays Capital dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, Mortgage-Backed Securities (agency fixed-rate and hybrid Adjustable-Rate Mortgage Passthroughs), Asset-Backed Securities, and Commercial Mortgage-Backed Securities. The Bloomberg Barclays U.S. Aggregate Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $10,000 made on January 2, 2019, the inception date for Class A shares of the Performance Trust Strategic Bond Fund (the “Fund”).

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all Fund distributions. Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

For a period of time following the Fund’s inception when the Fund’s asset levels were lower than current asset levels, the Fund’s investments in certain fixed-income instruments purchased in odd lot-sized transactions contributed positively to the Fund’s performance. As Fund asset levels increased, similar odd lot-sized transactions, if any, did not have the same relative impact on the Fund’s performance and are not anticipated to have the same relative impact on the Fund’s future performance.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTAM.com.

The expense ratio for Class A shares is 1.06% per the prospectus dated December 29, 2019.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

GROWTH OF PERFORMANCE TRUST STRATEGIC BOND FUND (PTCOX)

Performance Trust Strategic Bond Fund – Class C (Unaudited)
Total Return vs. Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Returns—For the Periods Ended August 31, 2020 (Unaudited)

		ANNUALIZED
	ONE	SINCE INCEPTION
	YEAR	(JANUARY 2, 2019)
Performance Trust Strategic Bond Fund – Class C	1.83%	5.37%
Bloomberg Barclays U.S. Aggregate Bond Index	6.47%	9.36%

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, Barclays Capital dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, Mortgage-Backed Securities (agency fixed-rate and hybrid Adjustable-Rate Mortgage Passthroughs), Asset-Backed Securities, and Commercial Mortgage-Backed Securities. The Bloomberg Barclays U.S. Aggregate Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $10,000 made on January 2, 2019, the inception date for Class C shares of the Performance Trust Strategic Bond Fund (the “Fund”).

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all Fund distributions. Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

For a period of time following the Fund’s inception when the Fund’s asset levels were lower than current asset levels, the Fund’s investments in certain fixed-income instruments purchased in odd lot-sized transactions contributed positively to the Fund’s performance. As Fund asset levels increased, similar odd lot-sized transactions, if any, did not have the same relative impact on the Fund’s performance and are not anticipated to have the same relative impact on the Fund’s future performance.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTAM.com.

The expense ratio for Class C shares is 1.81% per the prospectus dated December 29, 2019.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND (PTIAX, PTAOX, PTCOX)

Allocation of Portfolio Holdings (% of Investments) (Unaudited)
As of August 31, 2020

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

GROWTH OF PERFORMANCE TRUST MUNICIPAL BOND FUND (PTIMX)

Performance Trust Municipal Bond Fund – Institutional Class (Unaudited)
Total Return vs. Bloomberg Barclays Municipal Bond Index

Average Annual Returns—For the Periods Ended August 31, 2020 (Unaudited)

				ANNUALIZED
	ONE	THREE	FIVE	SINCE INCEPTION
	YEAR	YEAR	YEAR	(JUNE 30, 2011)
Performance Trust Municipal Bond Fund – Institutional Class	3.07%	4.53%	4.67%	5.82%
Bloomberg Barclays Municipal Bond Index	3.24%	4.09%	3.99%	4.35%

The Bloomberg Barclays Municipal Bond Index is a rules based, market-value-weighted index engineered for the long-term tax-exempt bond market. The index tracks general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds rated Baa3/ BBB or higher by at least two of the ratings agencies: Moody’s, S&P and Fitch. The Bloomberg Barclays Municipal Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $10,000 made on June 30, 2011, the inception date for the Institutional Class shares of the Performance Trust Municipal Bond Fund (the “Fund”).

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all Fund distributions. Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

For a period of time following the Fund’s inception when the Fund’s asset levels were lower than current asset levels, the Fund’s investments in certain fixed-income instruments purchased in odd lot-sized transactions contributed positively to the Fund’s performance. As Fund asset levels increased, similar odd lot-sized transactions, if any, did not have the same relative impact on the Fund’s performance and are not anticipated to have the same relative impact on the Fund’s future performance.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTAM.com.

The Fund’s investment adviser, PT Asset Management, LLC, has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage, interest, brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation expenses) do not exceed 0.55% of the average daily net assets of the Fund. This agreement is effective at least through December 29, 2021. Net Expense Ratio (Institutional Class): 0.55%.  Gross Expense Ratio (Institutional Class): 0.57%.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

GROWTH OF PERFORMANCE TRUST MUNICIPAL BOND FUND (PTRMX)

Performance Trust Municipal Bond Fund – Class A (Unaudited)
Total Return vs. Bloomberg Barclays Municipal Bond Index

(1)	Reflects 2.25% initial sales load.

Average Annual Returns—For the Periods Ended August 31, 2020 (Unaudited)
				ANNUALIZED
	ONE	THREE	FIVE	SINCE INCEPTION
	YEAR	YEAR	YEAR	(SEPTEMBER 28, 2012)
Performance Trust Municipal Bond Fund – Class A
(with sales charge)	0.51%	3.50%	3.94%	3.85%
Performance Trust Municipal Bond Fund – Class A
(without sales charge)	2.83%	4.29%	4.41%	4.15%
Bloomberg Barclays Municipal Bond Index	3.24%	4.09%	3.99%	3.51%

The Bloomberg Barclays Municipal Bond Index is a rules based, market-value-weighted index engineered for the long-term tax-exempt bond market. The index tracks general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds rated Baa3/ BBB or higher by at least two of the ratings agencies: Moody’s, S&P and Fitch. The Bloomberg Barclays Municipal Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $10,000 made on September 28, 2012, the inception date for the Class A shares of the Performance Trust Municipal Bond Fund (the “Fund”).

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all Fund distributions. Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTAM.com.

The Fund’s investment adviser, PT Asset Management, LLC, has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage, interest, brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation expenses) do not exceed 0.55% of the average daily net assets of the Fund. This agreement is effective at least through December 29, 2021. Net Expense Ratio (Class A): 0.80%.  Gross Expense Ratio (Class A): 0.82%.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND (PTIMX, PTRMX)

Allocation of Portfolio Holdings (% of Investments) (Unaudited)
As of August 31, 2020

*	For additional details on allocation of portfolio holdings by state, please see the Schedule of Investments.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2020

	Performance Trust	Performance Trust
	Strategic	Municipal
	Bond Fund	Bond Fund
Assets
Investments, at value (cost $4,298,194,065
and $534,237,930, respectively)	$4,350,534,541	$559,783,034
Dividend and interest receivable	32,610,503	4,722,022
Receivable for Fund shares sold	15,375,746	1,575,811
Other assets	105,058	37,509
Total Assets	4,398,625,848	566,118,376

Liabilities
Payable for investments purchased	76,946,661	22,948,058
Payable for Fund shares redeemed	3,747,326	157,324
Payable to Adviser	1,578,573	150,950
Payable to affiliates	438,350	70,373
Payable for distribution fees	22,729	8,911
Payable for shareholder servicing fees	10,706	—
Accrued expenses and other liabilities	554,956	55,637
Total Liabilities	83,299,301	23,391,253

Net Assets	$4,315,326,547	$542,727,123

Net Assets Consist Of:
Paid-in capital	$4,259,229,114	$517,056,170
Total distributable earnings	56,097,433	25,670,953
Net Assets	$4,315,326,547	$542,727,123

Strategic Bond Fund and Municipal Bond Fund Shares –
Institutional Class
Net assets	$4,264,845,605	$500,175,617
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	185,515,331	19,595,776
Net asset value, redemption and offering price per share	$22.99	$25.52

Strategic Bond Fund and Municipal Bond Fund Shares – Class A
Net assets	$19,297,222	$42,551,506
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	839,327	1,665,750
Net asset value, redemption and offering price per share	$22.99	$25.54
Maximum offering price per share
(Net asset value per share divided by 0.9775)(1)	$23.52	$26.13

Strategic Bond Fund Shares – Class C
Net assets	$31,183,720	$—
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	1,360,637	—
Net asset value, redemption and offering price per share	$22.92	$—

(1)	Reflects a maximum sales charge of 2.25%.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS
August 31, 2020

	PRINCIPAL
	AMOUNT	VALUE

ASSET BACKED SECURITIES – 1.64%

American Credit Acceptance
Receivables Trust
2019-2, 2.850%, 07/12/2022 (a)	$190,716	$190,842

CPS Auto Receivables Trust
2019-C, 2.550%, 09/15/2022 (a)	1,281,044	1,285,764

Exeter Automobile
Receivables Trust
2019-4A, 2.180%, 01/17/2023 (a)	2,283,839	2,297,665
2020-1A, 2.050%, 06/15/2023 (a)	3,461,167	3,485,218

GLS Auto Receivables
Issuer Trust
2019-4A, 2.470%, 11/15/2023 (a)	5,494,431	5,560,099
2020-1A, 2.170%, 02/15/2024 (a)	7,441,566	7,527,675
2020-2A, 3.160%, 06/16/2025 (a)	4,500,000	4,692,623

Navient Student Loan Trust
2019-2A, 1.175% (1 Month LIBOR USD + 1.000%),

02/27/2068 (a)(b)	6,930,000	6,990,181

Nelnet Student Loan Trust
2006-1, 0.706% (3 Month LIBOR USD + 0.450%),

08/23/2036 (a)(b)	10,000,000	9,667,080

New Residential Advance
Receivables Trust Advance
Receivables Backed
2020-T1, 2.269%, 08/15/2053 (a)	1,700,000	1,706,579
2020-T1, 3.011%, 08/15/2053 (a)	4,400,000	4,412,657

Santander Drive Auto
Receivables Trust
2017-2, 2.790%, 08/15/2022	26,619	26,650
2016-3, 4.290%, 02/15/2024	10,000,000	10,137,908

SoFi Consumer Loan
Program Trust
2019-3, 2.900%, 05/25/2028 (a)	1,668,698	1,689,429
2020-1, 2.020%, 01/25/2029 (a)	2,086,786	2,108,732

Westlake Automobile
Receivables Trust
2018-2A, 3.500%, 01/16/2024 (a)	1,080,166	1,087,793

World Omni Auto
Receivables Trust
2019-A, 2.060%, 08/15/2023	6,251,475	6,303,231

World Omni Automobile Lease
Securitization Trust
2019-A, 2.890%, 11/15/2021	1,449,904	1,457,372

TOTAL ASSET BACKED
SECURITIES
(Cost $70,239,700)		70,627,498

COLLATERALIZED LOAN
OBLIGATIONS – 8.29%

Allegany Park CLO Ltd.
2019-1A, 3.972% (3 Month LIBOR USD + 3.700%),

01/20/2033 (a)(b)(c)	4,900,000	4,881,875

AMMC CLO 22 Ltd.
2017-20A, 1.873% (3 Month LIBOR USD + 1.600%),

04/17/2029 (a)(b)(c)	1,650,000	1,626,492
2018-22A, 1.695% (3 Month LIBOR USD + 1.450%),

04/25/2031 (a)(b)(c)	9,750,000	9,483,435

Apidos CLO XI
2012-11A, 4.123% (3 Month LIBOR USD + 3.850%),

10/17/2030 (a)(b)(c)	1,000,000	957,614

Apidos CLO XV
2013-15A, 2.122% (3 Month LIBOR USD + 1.850%),

04/20/2031 (a)(b)(c)	5,000,000	4,775,910

Apidos CLO XX
2015-20A, 1.821% (3 Month LIBOR USD + 1.550%),

07/16/2031 (a)(b)(c)	10,000,000	9,787,550
2015-20A, 2.221% (3 Month LIBOR USD + 1.950%),

07/16/2031 (a)(b)(c)	1,250,000	1,219,615

Apidos CLO XXI
2015-21A, 2.722% (3 Month LIBOR USD + 2.450%),

07/18/2027 (a)(b)(c)	3,500,000	3,358,974

Apidos CLO XXIII
2015-23A, 3.201% (3 Month LIBOR USD + 1.600%),

04/15/2033 (a)(b)(c)	6,500,000	6,381,109

Apidos CLO XXIX
2018-29A, 1.795% (3 Month LIBOR USD + 1.550%),

07/25/2030 (a)(b)(c)	3,000,000	2,936,124
2018-29A, 2.145% (3 Month LIBOR USD + 1.900%),

07/25/2030 (a)(b)(c)	7,600,000	7,343,667
2018-29A, 2.995% (3 Month LIBOR USD + 2.750%),

07/25/2030 (a)(b)(c)	6,250,000	5,898,319

Apidos CLO XXVI
2017-26A, 3.972% (3 Month LIBOR USD + 3.700%),

07/18/2029 (a)(b)(c)	4,500,000	4,434,723

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2020

	PRINCIPAL
	AMOUNT	VALUE

Apidos CLO XXX
XXXA, 2.272% (3 Month LIBOR USD + 2.000%),

10/18/2031 (a)(b)(c)	$2,000,000	$1,956,048

Ares XLVI CLO Ltd.
2017-46A, 1.975% (3 Month LIBOR USD + 1.700%),

01/15/2030 (a)(b)(c)	1,436,843	1,382,681
2017-46A, 3.570%, 01/15/2030 (a)(c)
	3,600,000	3,600,000

Ares XLVIII CLO Ltd.
2018-48A, 1.572% (3 Month LIBOR USD + 1.300%),

07/20/2030 (a)(b)(c)	7,000,000	6,840,099

Ares XXVII CLO Ltd.
2013-2A, 2.647% (3 Month LIBOR USD + 2.400%),

07/28/2029 (a)(b)(c)	1,750,000	1,750,119

Ares XXXIR CLO Ltd.
2014-31RA, 1.556% (3 Month LIBOR USD + 1.300%),

05/24/2030 (a)(b)(c)	5,000,000	4,751,730

Bean Creek CLO Ltd.
2015-1A, 1.292% (3 Month LIBOR USD + 1.020%),

04/20/2031 (a)(b)(c)	5,500,000	5,417,373
2015-1A, 1.722% (3 Month LIBOR USD + 1.450%),

04/20/2031 (a)(b)(c)	3,200,000	3,118,317

Betony CLO 2 Ltd.
2018-1A, 2.118% (3 Month LIBOR USD + 1.850%),

04/30/2031 (a)(b)(c)	1,200,000	1,153,794

BlueMountain CLO Ltd.
2015-1A, 4.016% (3 Month LIBOR USD + 3.750%),

04/13/2027 (a)(b)(c)	2,000,000	2,007,570
2018-1A, 1.968% (3 Month LIBOR USD + 1.700%),

07/30/2030 (a)(b)(c)	6,996,770	6,895,191
2014-2A, 2.022% (3 Month LIBOR USD + 1.750%),

10/20/2030 (a)(b)(c)	5,000,000	4,940,345
2013-2A, 1.858% (3 Month LIBOR USD + 1.600%),

10/22/2030 (a)(b)(c)	2,750,000	2,705,997
2018-2A, 1.980% (3 Month LIBOR USD + 1.700%),

08/15/2031 (a)(b)(c)	8,500,000	8,376,886

BlueMountain Fuji US CLO III Ltd.
2017-3A, 1.650% (3 Month LIBOR USD + 1.375%),

01/15/2030 (a)(b)(c)	6,800,000	6,588,581

Burnham Park CLO Ltd.
2016-1A, 2.422% (3 Month LIBOR USD + 2.150%),

10/20/2029 (a)(b)(c)	5,000,000	4,923,540

Catskill Park CLO Ltd.
2017-1A, 3.972% (3 Month LIBOR USD + 3.700%),

04/20/2029 (a)(b)(c)	1,000,000	1,001,626

Cayuga Park CLO Ltd.
2020-1A, 2.932% (3 Month LIBOR USD + 2.700%),

07/17/2031 (a)(b)(c)	3,100,000	3,113,981

Chenango Park CLO Ltd.
2018-1A, 1.825% (3 Month LIBOR USD + 1.550%),

04/15/2030 (a)(b)(c)	7,000,000	6,856,227
2018-1A, 2.125% (3 Month LIBOR USD + 1.850%),

04/15/2030 (a)(b)(c)	5,500,000	5,353,238

CIFC Funding Ltd.
2017-3A, 2.072% (3 Month LIBOR USD + 1.800%),

07/20/2030 (a)(b)(c)	2,100,000	2,095,643
2018-1A, 2.022% (3 Month LIBOR USD + 1.750%),

04/18/2031 (a)(b)(c)	3,750,000	3,599,216
2013-3RA, 1.244% (3 Month LIBOR USD + 0.980%),

04/24/2031 (a)(b)(c)	5,000,000	4,916,240

Dewolf Park CLO Ltd.
2017-1A, 3.425% (3 Month LIBOR USD + 3.150%),

10/15/2030 (a)(b)(c)	925,000	897,380

Gilbert Park CLO Ltd.
2017-1A, 3.225% (3 Month LIBOR USD + 2.950%),

10/15/2030 (a)(b)(c)	6,500,000	6,194,182

Goldentree Loan Management
US CLO 3 Ltd.
2018-3A, 1.822% (3 Month LIBOR USD + 1.550%),

04/20/2030 (a)(b)(c)	5,250,000	5,162,493
2018-3A, 2.172% (3 Month LIBOR USD + 1.900%),

04/20/2030 (a)(b)(c)	6,300,000	6,133,000
2018-3A, 4.430%, 04/20/2030 (a)(c)
	2,500,000	2,500,000

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2020

	PRINCIPAL
	AMOUNT	VALUE

Goldentree Loan Management
US CLO 7 Ltd.
2020-7A, 3.388% (3 Month LIBOR USD + 2.980%),

04/20/2031 (a)(b)(c)	$7,000,000	$6,939,212

Goldentree Loan Management
US CLO 8 Ltd.
2020-8A, 1.053% (3 Month LIBOR USD + 0.850%),

07/20/2031 (a)(b)(c)	1,000,000	1,000,000
2020-8A, 2.953% (3 Month LIBOR USD + 2.750%),

07/20/2031 (a)(b)(c)	7,000,000	7,035,000

Goldentree Loan
Opportunities X Ltd.
2015-10A, 1.722% (3 Month LIBOR USD + 1.450%),

07/20/2031 (a)(b)(c)	3,250,000	3,136,292

Goldentree Loan
Opportunities XII Ltd.
2016-12A, 4.375%, 07/21/2030 (a)(c)
	3,750,000	3,750,000

Golub Capital Partners CLO Ltd.
2020-47A, 0.000% (3 Month LIBOR USD + 1.680%),

05/05/2032 (a)(b)(c)(d)	15,000,000	14,681,775

Grippen Park CLO Ltd.
2017-1A, 1.922% (3 Month LIBOR USD + 1.650%),

01/20/2030 (a)(b)(c)	3,000,000	2,961,144
2017-1A, 5.972% (3 Month LIBOR USD + 5.700%),

01/20/2030 (a)(b)(c)	1,150,000	1,013,389

LCM 26 Ltd.
26A, 1.342% (3 Month LIBOR USD + 1.070%),

01/20/2031 (a)(b)(c)	12,322,000	12,205,754
26A, 1.672% (3 Month LIBOR USD + 1.400%),

01/20/2031 (a)(b)(c)	7,900,000	7,604,564
26A, 2.772% (3 Month LIBOR USD + 2.500%),

01/20/2031 (a)(b)(c)	1,000,000	871,145

LCM Loan Income Fund I
Income Note Issuer Ltd.
27A, 1.351% (3 Month LIBOR USD + 1.080%),

07/16/2031 (a)(b)(c)	4,000,000	3,956,972
27A, 2.221% (3 Month LIBOR USD + 1.950%),

07/16/2031 (a)(b)(c)	2,700,000	2,593,412

LCM XIII LP
13A, 4.322% (3 Month LIBOR USD + 4.050%),

07/19/2027 (a)(b)(c)	5,500,000	4,971,175

LCM XIV LP
14A, 1.852% (3 Month LIBOR USD + 1.580%),

07/20/2031 (a)(b)(c)	10,800,000	10,480,331
14A, 2.122% (3 Month LIBOR USD + 1.850%),

07/20/2031 (a)(b)(c)	6,000,000	5,726,298

LCM XV LP
15A, 1.972% (3 Month LIBOR USD + 1.700%),

07/20/2030 (a)(b)(c)	5,000,000	4,950,170
15A, 3.972% (3 Month LIBOR USD + 3.700%),

07/20/2030 (a)(b)(c)	3,000,000	2,853,915

LCM XVI LP
16A, 2.025% (3 Month LIBOR USD + 1.750%),

10/15/2031 (a)(b)(c)	4,000,000	3,941,340
16A, 2.425% (3 Month LIBOR USD + 2.150%),

10/15/2031 (a)(b)(c)	5,100,000	4,955,532

LCM XVIII LP
19A, 2.025% (3 Month LIBOR USD + 1.750%),

07/15/2027 (a)(b)(c)	2,500,000	2,484,618
19A, 2.975% (3 Month LIBOR USD + 2.700%),

07/15/2027 (a)(b)(c)	4,000,000	4,000,432

LCM XXII Ltd.
22A, 1.722% (3 Month LIBOR USD + 1.450%),

10/20/2028 (a)(b)(c)	5,000,000	4,879,110

LCM XXIV Ltd.
24A, 2.522% (3 Month LIBOR USD + 2.250%),

03/20/2030 (a)(b)(c)	2,750,000	2,682,598

Long Point Park CLO Ltd.
2017-1A, 1.648% (3 Month LIBOR USD + 1.375%),

01/17/2030 (a)(b)(c)	11,750,000	11,399,321
2017-1A, 2.673% (3 Month LIBOR USD + 2.400%),

01/17/2030 (a)(b)(c)	4,000,000	3,660,204

Magnetite VIII Ltd.
2014-8A, 3.175% (3 Month LIBOR USD + 2.900%),

04/15/2031 (a)(b)(c)	3,900,000	3,737,553

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2020

	PRINCIPAL
	AMOUNT	VALUE

Magnetite XXIII Ltd.
2019-23A, 6.995% (3 Month LIBOR USD + 6.750%),

10/25/2032 (a)(b)(c)	$2,750,000	$2,594,083

Magnetite XXIV Ltd.
2019-24A, 4.075% (3 Month LIBOR USD + 3.800%),

01/15/2033 (a)(b)(c)	1,700,000	1,705,484

Magnetite XXVII Ltd.
2020-27A, 0.000% (3 Month LIBOR USD + 4.000%),

07/20/2033 (a)(b)(c)	2,750,000	2,763,750
2020-27A, 0.000% (3 Month LIBOR USD + 7.480%),

07/20/2033 (a)(b)(c)	5,250,000	5,197,500

Mountain View CLO XV Ltd.
2019-2A, 2.175% (3 Month LIBOR USD + 1.900%),

01/15/2033 (a)(b)(c)	3,000,000	2,868,141

Octagon Investment
Partners 26 Ltd.
2016-1A, 2.075% (3 Month LIBOR USD + 1.800%),

07/15/2030 (a)(b)(c)	6,220,000	5,971,766

OZLM XXIV Ltd.
2019-24A, 1.322% (3 Month LIBOR USD + 1.050%),

07/20/2032 (a)(b)(c)	4,000,000	4,000,000

Stratus CLO Ltd.
2020-2A, 0.000% (3 Month LIBOR USD + 0.800%),

10/15/2028 (a)(b)(c)	1,000,000	1,000,000

Thacher Park CLO Ltd.
2014-1A, 3.672% (3 Month LIBOR USD + 3.400%),

10/20/2026 (a)(b)(c)	3,000,000	3,001,455

Webster Park CLO Ltd.
2015-1A, 1.622% (3 Month LIBOR USD + 1.350%),

07/20/2030 (a)(b)(c)	4,000,000	3,867,440
2015-1A, 1.872% (3 Month LIBOR USD + 1.600%),

07/20/2030 (a)(b)(c)	3,000,000	2,942,808
2015-1A, 2.072% (3 Month LIBOR USD + 1.800%),

07/20/2030 (a)(b)(c)	1,300,000	1,252,019
2015-1A, 3.172% (3 Month LIBOR USD + 2.900%),

07/20/2030 (a)(b)(c)	4,800,000	4,613,122

TOTAL COLLATERALIZED LOAN
OBLIGATIONS (Cost $358,860,492)		357,565,728

CORPORATE BONDS – 5.92%

Administrative and
Support Services – 0.02%

Northwell Healthcare, Inc.
3.391%, 11/01/2027	1,000,000	1,051,016

Air Transportation – 0.13%

Southwest Airlines Co.
5.125%, 06/15/2027	5,000,000	5,464,984

Ambulatory Health
Care Services – 0.23%

Toledo Hospital
6.015%, 11/15/2048	6,980,000	10,048,907

Beverage and Tobacco
Product Manufacturing – 0.18%

Keurig Dr. Pepper, Inc.
7.450%, 05/01/2038	5,000,000	7,639,008

Credit Intermediation and
Related Activities – 3.05%

Ameris Bancorp
4.250% to 12/15/2024 then
SOFR + 2.940%, 12/15/2029 (b)	7,000,000	6,814,360

Bank of NT Butterfield & Son Ltd.
5.250% to 06/01/2023 then
3 Month LIBOR USD + 2.255%, 06/01/2028 (b)(c)
	3,000,000	2,975,174
5.250% to 06/15/2025 then
SOFR + 5.060%, 06/15/2030 (b)(c)
	5,000,000	5,034,809

Banner Corp.
5.000% to 06/30/2025 then
SOFR + 4.890%, 06/30/2030 (b)	5,000,000	5,159,857

BlueHub Loan Fund, Inc.
3.099%, 01/01/2030	3,000,000	3,057,731

Cadence BanCorp.
4.750% to 06/30/2024 then
3 Month LIBOR USD + 3.030%, 06/30/2029 (b)

	3,000,000	2,525,524
ERAC USA Finance, LLC
7.000%, 10/15/2037 (a)	5,963,000	8,489,219

First Busey Corp.
5.250% to 06/01/2025 then
SOFR + 5.110%, 06/01/2030 (b)	4,000,000	4,100,504

Firstbank Nashville, TN
4.500% to 09/01/2025 then
SOFR + 4.390%, 09/01/2030 (b)	5,000,000	5,000,000

First Citizens BancShares, Inc.
3.375% to 03/15/2025 then
SOFR + 2.465%, 03/15/2030 (b)	7,500,000	7,427,816

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2020

	PRINCIPAL
	AMOUNT	VALUE

First Commonwealth Bank
4.875% to 06/01/2023 then
3 Month LIBOR USD + 1.845%, 06/01/2028 (b)
	$1,000,000	$1,040,985

First Financial Bancorp
5.250% to 05/15/2025 then
SOFR + 5.090%, 05/15/2030 (b)	4,000,000	4,051,478

Great Southern Bank
5.500% to 06/15/2025 then
SOFR + 5.325%, 06/15/2030 (b)	4,000,000	4,080,815

Heritage Commerce Corp.
5.250% to 06/01/2022 then
3 Month LIBOR USD + 3.365%, 06/01/2027 (b)
	3,935,000	3,995,330

Hilltop Holdings, Inc.
6.125% to 05/15/2030 then
SOFR + 5.800%, 05/15/2035 (b)	9,000,000	9,056,567

MB Financial Bank, NA
4.000% to 12/01/2022 then
3 Month LIBOR USD + 1.873%, 12/01/2027 (b)
	3,000,000	3,092,613

NBT Bancorp, Inc.
5.000% to 07/01/2025 then
SOFR + 4.850%, 07/01/2030 (b)	5,000,000	5,159,590

OceanFirst Financial Corp.
5.250% to 05/15/2025 then
SOFR + 5.095%, 05/15/2030 (b)	5,000,000	5,086,887

Pacific Premier Bancorp, Inc.
4.875% to 05/15/2024 then
3 Month LIBOR USD + 2.500%, 05/15/2029 (b)
	4,000,000	3,920,184
5.375% to 06/15/2025 then
SOFR + 5.170%, 06/15/2030 (b)	4,000,000	4,022,622

Pinnacle Financial Partners, Inc.
4.125% to 09/15/2024 then
3 Month LIBOR USD + 2.775%, 09/15/2029 (b)
	6,000,000	5,916,888

Preferred Bank
6.000% to 06/15/2021 then
3 Month LIBOR USD + 4.673%, 06/15/2026 (b)
	4,500,000	4,622,332

Renasant Corp.
4.500% to 09/15/2030 then
SOFR + 4.025%, 09/15/2035 (b)	4,000,000	4,000,000

Sandy Spring Bancorp, Inc.
4.250% to 11/15/2024 then
3 Month LIBOR USD + 2.620%, 11/15/2029 (b)
	4,000,000	3,953,968

Signature Bank
4.125% to 11/01/2024 then
3 Month LIBOR USD + 2.559%, 11/01/2029 (b)
	5,000,000	5,022,305

Sterling Bancorp.
4.000% SOFR + 2.530%, 12/30/2029 (b)
	5,000,000	4,879,056

Towne Bank
4.500% to 07/30/2022 then
3 Month LIBOR USD + 2.550%, 07/30/2027 (b)
	4,000,000	4,089,598

Western Alliance Bank
5.250% to 06/01/2025 then
SOFR + 5.120%, 06/01/2030 (b)	5,000,000	5,123,600

Educational Services – 0.38%

Liberty University, Inc.
3.338%, 03/01/2034	15,000,000	16,281,581

Hospitals – 0.63%

Advocate Health & Hospitals Corp.
3.829%, 08/15/2028	1,000,000	1,164,455

Baptist Health South Florida, Inc.
4.590%, 08/15/2021	645,000	671,795

CHRISTUS Health
4.341%, 07/01/2028	3,285,000	3,723,035

CommonSpirit Health
3.347%, 10/01/2029	2,235,000	2,383,999
3.817%, 10/01/2049	2,150,000	2,424,828

Hackensack Meridian Health, Inc.
2.675%, 09/01/2041	6,000,000	5,982,421

Memorial Health Services
3.496%, 05/01/2022	575,000	589,601
3.447%, 11/01/2049	9,820,000	10,374,530

Management of Companies
and Enterprises – 0.36%

Bryn Mawr Bank Corp.
4.250% to 12/15/2022 then
3 Month LIBOR USD + 2.050%, 12/15/2027 (b)
	3,500,000	3,515,354

First Interstate BancSystem, Inc.
5.250% to 05/15/2025 then
SOFR + 5.180%, 05/15/2030 (b)	5,000,000	5,125,224

Park National Corp.
4.500% to 09/01/2025 then
SOFR + 4.390%, 09/01/2030 (b)	7,000,000	7,101,696

Nursing and Residential
Care Facilities – 0.16%

HumanGood California
Obligated Group
3.000%, 10/01/2028	6,500,000	6,676,174

Publishing Industries
(except Internet) – 0.08%

Oracle Corp.
3.850%, 07/15/2036	2,825,000	3,333,099

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2020

	PRINCIPAL
	AMOUNT	VALUE

Real Estate – 0.43%
Arbor Realty Trust, Inc.
4.750%, 10/15/2024 (a)	$4,000,000	$3,829,936
4.500%, 03/15/2027 (a)	5,000,000	4,453,666

Enterprise Community
Loan Fund, Inc.
3.685%, 11/01/2023	5,010,000	5,045,391
4.152%, 11/01/2028	5,000,000	5,110,815

Religious, Grantmaking, Civic,
Professional, and Similar
Organizations – 0.10%

Penn State Health
3.806%, 11/01/2049	3,500,000	4,175,644

Utilities – 0.17%

Oglethorpe Power Corp.
6.191%, 01/01/2031 (a)	6,000,000	7,478,250

TOTAL CORPORATE BONDS
(Cost $248,552,102)		255,345,221

NON-AGENCY RESIDENTIAL
MORTGAGE BACKED SECURITIES – 17.26%

Adjustable Rate Mortgage Trust
2005-3, 3.680%, 07/25/2035 (e)	582,425	562,693
2005-10, 3.413%, 01/25/2036 (e)	7,440,967	6,602,392
2006-2, 3.910%, 05/25/2036 (e)	1,401,026	1,340,543

Alternative Loan Trust
2004-28CB, 5.000%, 01/25/2021	127,195	127,108
2006-J3, 5.750%, 05/25/2026	603,426	547,490
2004-27CB, 6.000%, 12/25/2034	1,079,258	1,083,831
2004-28CB, 6.000%, 01/25/2035	547,362	555,180
2005-6CB, 5.750%, 04/25/2035	2,990,075	2,965,719
2005-6CB, 7.500%, 04/25/2035	350,616	352,992
2005-13CB, 0.675% (1 Month LIBOR USD + 0.500%),

05/25/2035 (b)	1,556,328	1,291,964
2005-9CB, 0.675% (1 Month LIBOR USD + 0.500%),

05/25/2035 (b)	3,427,180	3,053,307
2005-9CB, 6.000%, 05/25/2035	8,691,942	6,070,248
2005-21CB, 5.250%, 06/25/2035	4,284,986	4,033,282
2005-21CB, 6.000%, 06/25/2035	2,585,901	2,514,768
2005-J6, 0.675% (1 Month LIBOR USD + 0.500%),

07/25/2035 (b)	4,991,172	3,760,443
2005-20CB, 5.500%, 07/25/2035	1,703,975	1,644,872
2005-43, 3.190%, 09/25/2035 (e)	316,592	299,377
2005-63, 3.620%, 11/25/2035 (e)	1,325,816	1,128,222
2005-54CB, 5.500%, 11/25/2035	829,786	671,917
2005-J13, 5.500%, 11/25/2035	766,083	660,530
2005-65CB, 0.000%, 12/25/2035 (d)(f)
	1,122,520	666,715
2005-65CB, 5.500%, 01/25/2036	165,752	151,926
2005-75CB, 5.500%, 01/25/2036	2,082,695	1,860,063
2005-73CB, 5.750%, 01/25/2036	481,336	358,804
2005-86CB, 5.500%, 02/25/2036	1,336,329	1,111,759
2005-86CB, 5.500%, 02/25/2036	185,183	154,059
2006-6CB, 5.500%, 05/25/2036	151,503	149,180
2006-12CB, 5.750% (1 Month LIBOR USD + 5.750%),

05/25/2036 (b)	707,917	551,416
2006-14CB, 6.000%, 06/25/2036	3,105,798	2,467,323
2006-16CB, 6.000%, 06/25/2036	473,305	378,304
2006-19CB, 0.575% (1 Month LIBOR USD + 0.400%),

08/25/2036 (b)	924,057	497,231
2006-24CB, 5.750%, 08/25/2036	349,467	272,449
2006-19CB, 6.000%, 08/25/2036	5,383,909	4,520,996
2006-19CB, 6.000%, 08/25/2036	193,372	162,264
2006-19CB, 6.000% (1 Month LIBOR USD + 1.000%),

08/25/2036 (b)	1,389,046	1,166,062
2006-19CB, 6.000% (1 Month LIBOR USD + 1.000%),

08/25/2036 (b)	3,523,357	2,958,002
2006-23CB, 6.000%, 08/25/2036	1,049,771	1,088,208
2006-26CB, 6.250%, 09/25/2036	6,327,263	4,687,548
2006-32CB, 5.500%, 11/25/2036	226,217	176,785
2006-31CB, 6.000%, 11/25/2036	136,963	111,548
2006-32CB, 6.000%, 11/25/2036	1,146,878	928,202
2006-32CB, 6.000%, 11/25/2036	3,498,831	2,831,705
2006-32CB, 6.000%, 11/25/2036	3,447,841	2,790,438
2006-39CB, 6.000%, 01/25/2037	3,713,517	3,752,678
2006-41CB, 6.000%, 01/25/2037	698,866	564,557
2006-43CB, 6.000%, 02/25/2037	4,115,312	3,178,080
2007-2CB, 5.750%, 03/25/2037	8,069,891	6,512,443
2007-4CB, 5.750%, 04/25/2037	2,513,229	2,520,720
2007-4CB, 5.750%, 04/25/2037	1,890,456	1,896,091
2007-8CB, 6.000%, 05/25/2037	950,057	762,764
2008-2R, 6.000%, 08/25/2037 (e)	8,749,890	6,879,256
2007-13, 6.000%, 06/25/2047	3,268,045	2,511,865

American Home Mortgage
Investment Trust
2006-2, 6.750%, 06/25/2036 (g)	2,848,610	840,957

Banc of America Alternative
Loan Trust
2005-5, 5.500%, 06/25/2035	198,388	199,812
2005-5, 6.000%, 06/25/2035	908,962	906,221
2005-11, 5.750%, 12/25/2035	1,097,515	1,075,569
2005-11, 5.750%, 12/25/2035	203,337	199,271
2005-12, 5.750%, 01/25/2036	503,640	532,743
2006-1, 6.500%, 02/25/2036	2,521,212	2,487,180
2006-3, 6.000%, 04/25/2036	3,933,225	3,891,512
2006-3, 6.000%, 04/25/2021	51,071	51,067

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2020

	PRINCIPAL
	AMOUNT	VALUE

Banc of America Alternative
Loan Trust (Cont.)
2006-9, 0.575% (1 Month LIBOR USD + 0.400%),

01/25/2037 (b)	$1,402,027	$1,036,892
2006-9, 6.000%, 01/25/2037	303,461	290,566
2006-4, 6.500%, 05/25/2046	1,356,637	1,381,244
2006-4, 6.500%, 05/25/2046	1,842,610	1,855,790
2006-5, 6.000%, 06/25/2046	454,582	440,483
2006-6, 6.000%, 07/25/2046	1,729,414	1,674,168

Banc of America Funding Trust
2003-3, 5.500%, 10/25/2033	312,839	331,236
2004-1, 6.000%, 02/25/2034	988,595	1,091,677
2004-1, 6.000%, 03/25/2034	5,830,543	6,519,774
2004-B, 3.736%, 11/20/2034 (e)	1,560,624	1,548,983
2007-4, 5.500%, 11/25/2034	655,937	654,120
2005-3, 5.500%, 06/25/2035	155,241	167,246
2014-R3, 3.535%, 06/26/2035 (a)(e)	1,615,478	1,522,559
2014-R3, 3.596%, 06/26/2035 (a)(e)	3,424,684	3,160,745
2005-4, 5.500%, 08/25/2035	56,965	61,314
2005-5, 5.500%, 09/25/2035	422,885	448,097
2005-5, 5.500%, 09/25/2035	3,179,575	3,549,445
2005-7, 5.500%, 11/25/2035	5,739,836	5,803,951
2005-7, 5.750%, 11/25/2035	30,708	32,371
2005-7, 6.000%, 11/25/2035	152,749	158,697
2005-8, 5.750%, 01/25/2036	5,459,597	5,366,824
2006-B, 3.542%, 03/20/2036 (e)	1,088,968	971,013
2006-5, 5.750%, 09/25/2036	581,094	601,814
2006-7, 6.000%, 09/25/2036	931,357	922,522
2006-I, 3.175%, 06/20/2036 (e)	5,562,950	5,500,413
2006-I, 3.175%, 06/20/2036 (e)	967,649	942,961
2006-I, 3.242%, 06/20/2036 (e)	1,103,220	1,103,038
2007-1, 6.189%, 01/25/2037 (g)	1,105,298	1,146,629
2007-2, 0.235% (1 Month LIBOR USD + 0.060%),

03/25/2037 (b)	673,621	528,099
2007-3, 0.605% (1 Month LIBOR USD + 0.430%),

04/25/2037 (b)	1,389,729	1,225,561
2007-6, 0.455% (1 Month LIBOR USD + 0.280%),

07/25/2037 (b)	6,928,809	6,511,760
2007-6, 0.465% (1 Month LIBOR USD + 0.290%),

07/25/2037 (b)	1,583,068	1,482,959
2007-5, 5.500%, 07/25/2037	2,303,064	2,225,389
2006-J, 4.208%, 01/20/2047 (e)	222,204	214,943

Banc of America Mortgage Trust
2005-A, 3.711%, 02/25/2035 (e)	2,852,792	2,834,054
2005-F, 3.116%, 07/25/2035 (e)	1,661,833	1,608,487
2007-1, 6.000%, 03/25/2037	3,081,621	3,068,387
2006-B, 3.814%, 10/20/2046 (e)	1,064,883	1,023,349

BCAP LLC Trust
2007-AA2, 7.500%, 04/25/2037 (h)
	385,731	297,869

Bear Stearns ALT-A Trust
2006-6, 3.690%, 11/25/2036 (e)	576,295	414,842

Bear Stearns ARM Trust
2004-12, 2.916%, 02/25/2035 (e)	53,619	54,515

Bear Stearns Asset Backed
Securities I Trust
2005-AC5, 1.175% (1 Month LIBOR USD + 1.000%),

08/25/2035 (b)	706,130	526,333
2006-AC4, 0.425% (1 Month LIBOR USD + 0.250%),

07/25/2036 (b)	5,025,774	4,275,695
2006-AC4, 35.506% (1 Month LIBOR USD + 33.583%),

07/25/2036 (b)(f)(h)	1,160,284	1,744,303

Chase Funding Trust
2004-1, 0.925% (1 Month LIBOR USD + 0.750%),

09/25/2033 (b)	761,978	752,613

Chase Mortgage Finance Trust
2005-S2, 5.500%, 10/25/2035	1,103,803	1,088,129
2005-S3, 5.500%, 11/25/2035	9,175,823	8,691,938
2005-A1, 3.778%, 12/25/2035 (e)	1,267,128	1,223,624
2005-A1, 3.778%, 12/25/2035 (e)	1,294,929	1,250,470
2006-S3, 6.000%, 11/25/2036	8,067,823	5,556,257
2006-S4, 6.000%, 12/25/2036	1,052,006	750,320
2006-S4, 6.000%, 12/25/2036	2,864,171	2,042,806
2007-S1, 6.000%, 02/25/2037	5,005,925	3,156,412
2007-S3, 5.750%, 05/25/2037	844,005	587,829
2007-S3, 6.000%, 05/25/2037	1,937,168	1,373,376

ChaseFlex Trust
2005-1, 5.500%, 02/25/2035	564,239	518,653
2006-2, 4.555%, 09/25/2036 (e)	3,706,486	3,696,883
2007-M1, 4.186%, 08/25/2037 (g)	2,036,504	1,954,170

CHL Mortgage Pass-Through Trust
2005-20, 5.250%, 12/25/2027	35,368	30,448
2003-42, 3.779%, 10/25/2033 (e)	1,637,756	1,626,111
2003-44, 5.000%, 10/25/2033	490,000	512,828
2004-4, 5.500%, 05/25/2034	762,919	777,537
2004-21, 4.000%, 11/25/2034	1,094,439	1,125,449
2004-24, 5.500%, 12/25/2034	3,455,050	3,499,814
2004-J9, 5.500%, 01/25/2035	760,284	787,645
2004-HYB5, 3.318%, 04/20/2035 (e)
	938,807	956,077
2005-HYB2, 3.726%, 05/20/2035 (e)
	1,203,947	1,200,128
2005-J3, 5.500%, 09/25/2035	147,665	146,363

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2020

	PRINCIPAL
	AMOUNT	VALUE

CHL Mortgage Pass-Through
Trust (Cont.)
2005-27, 5.500%, 12/25/2035	$555,334	$406,847
2005-27, 5.500%, 12/25/2035	1,638,978	1,555,257
2005-31, 3.510%, 01/25/2036 (e)	1,864,200	1,743,750
2005-30, 5.500%, 01/25/2036	102,157	88,277
2005-HY10, 3.439%,
02/20/2036 (e)	107,969	94,016
2005-HY10, 3.606%,
02/20/2036 (e)	2,282,860	2,205,288
2005-HY10, 3.927%,
02/20/2036 (e)	254,693	218,128
2006-6, 6.000%, 04/25/2036	821,272	623,743
2006-9, 6.000%, 05/25/2036	1,695,858	1,307,147
2006-J4, 6.250%, 09/25/2036	135,625	90,970
2006-16, 6.500%, 11/25/2036	698,012	426,393
2006-17, 6.000%, 12/25/2036	2,945,951	1,977,929
2006-18, 6.000%, 12/25/2036	178,087	149,015
2006-21, 5.750%, 02/25/2037	1,832,782	1,407,956
2006-21, 6.000%, 02/25/2037	4,232,144	3,322,310
2006-21, 6.000%, 02/25/2037	966,294	758,558
2007-1, 6.000%, 03/25/2037	3,051,547	2,486,420
2007-5, 5.500%, 05/25/2037	1,121,280	865,987
2007-5, 5.750%, 05/25/2037	7,981,859	6,296,725
2007-5, 5.750%, 05/25/2037	828,772	653,801
2007-5, 5.750%, 05/25/2037	2,351,815	1,855,299
2007-10, 6.000%, 07/25/2037	2,606,770	2,009,551
2007-J2, 6.000%, 07/25/2037	3,566,432	2,163,961
2007-J2, 6.000%, 07/25/2037	227,164	137,834
2007-HY5, 3.246%, 09/25/2037 (e)	1,790,577	1,727,115
2007-HY6, 3.388%, 11/25/2037 (e)	478,915	422,980
2007-HY5, 3.345%, 09/25/2047 (e)	9,060,192	8,150,082

Citicorp Mortgage Securities Trust
2006-3, 5.500%, 06/25/2021	60,354	51,963
2006-1, 6.000%, 02/25/2036	209,734	220,117
2006-3, 5.750%, 06/25/2036	586,201	590,817
2007-3, 5.500%, 04/25/2037	307,063	317,706
2007-3, 6.000%, 04/25/2037	980,613	988,829

Citigroup Mortgage Loan Trust
2004-2, 9.250%, 09/25/2033 (a)	50,874	53,319
2004-HYB3, 3.483%,
09/25/2034 (e)	1,022,015	965,873
2005-WF1, 5.830%,
11/25/2034 (g)	2,742,380	2,882,817
2005-1, 3.172%, 04/25/2035 (e)	644,005	617,879
2005-2, 3.470%, 05/25/2035 (e)	804,980	813,058
2005-5, 6.000%, 08/25/2035	2,928,887	2,993,734
2005-7, 2.948%, 09/25/2035 (e)	717,551	654,404
2005-10, 3.650%, 12/25/2035 (e)	1,671,800	1,328,678
2006-WF1, 4.841%, 03/25/2036 (g)	523,544	341,618
2006-WF1, 5.219%,
03/25/2036 (g)	33,970,783	23,618,021
2006-AR7, 3.456%,
11/25/2036 (e)	2,309,423	2,118,963
2007-6, 3.002%, 10/25/2046 (e)	492,289	444,984

CitiMortgage Alternative
Loan Trust
2007-A4, 5.500%, 04/25/2022	13,370	13,428
2006-A2, 0.775% (1 Month LIBOR USD + 0.600%),

05/25/2036 (b)	670,320	564,942
2006-A4, 6.000%, 09/25/2036	1,511,640	1,466,679
2007-A1, 6.000%, 01/25/2037	2,234,887	2,244,429
2007-A1, 6.000%, 01/25/2037	3,770,967	3,787,068

Credit Suisse First Boston
Mortgage Securities Corp.
2005-8, 7.000%, 09/25/2035	2,992,378	2,113,128

CSFB Mortgage-Backed
Pass-Through Certificates
2004-8, 5.500%, 12/25/2034	508,290	493,025
2005-3, 5.500%, 07/25/2035	1,272,037	1,378,851
2005-9, 5.500%, 10/25/2035	820,116	628,544
2005-10, 5.500%, 11/25/2035	578,550	524,466
2005-10, 5.500%, 11/25/2035	2,485,139	2,252,828
2005-10, 6.000%, 11/25/2035	879,578	392,724

CSMC Mortgage-Backed Trust
2006-CF1, 5.000%,
11/25/2035 (a)(g)	2,565,000	2,605,939
2006-1, 5.500%, 02/25/2036	553,209	551,869
2006-1, 5.500%, 02/25/2036	67,763	69,236
2011-13R, 3.630%, 02/27/2036 (a)(e)
	4,482,825	4,070,931
2006-2, 5.750%, 03/25/2036	807,441	702,592
2006-2, 6.000%, 03/25/2036	5,000,680	3,355,952
2006-4, 6.000%, 05/25/2036	689,364	525,204
2006-4, 7.000%, 05/25/2036	566,665	208,089
2011-12R, 2.868%, 07/27/2036 (a)(e)
	2,000,000	1,966,519
2006-7, 6.000%, 08/25/2036	1,068,840	1,007,179
2007-2, 5.500%, 03/25/2037	2,008,964	1,647,964
2007-2, 5.750%, 03/25/2037	225,543	180,302
2007-3, 5.500%, 04/25/2037	658,403	661,535
2007-3, 5.500%, 04/25/2037	921,115	925,496
2013-2R, 3.486%, 05/27/2037 (a)(e)
	2,605,043	1,897,287
2013-IVR4, 2.500%, 07/25/2043 (a)(e)
	1,186,691	1,189,601

Deutsche Alt-A Securities, Inc.
Mortgage Loan Trust
2005-1, 0.675% (1 Month LIBOR USD + 0.500%),

02/25/2035 (b)	2,992,140	2,865,828

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2020

	PRINCIPAL
	AMOUNT	VALUE

Deutsche Alt-A Securities, Inc.
Mortgage Loan Trust (Cont.)
2005-3, 0.675% (1 Month LIBOR USD + 0.500%),

05/25/2035 (b)	$2,014,207	$1,823,959
2005-6, 5.500%, 12/25/2035	2,143,298	2,109,376

Deutsche Alt-B Securities, Inc.
Mortgage Loan Trust
2006-AB4, 0.275% (1 Month LIBOR USD + 0.100%),

10/25/2036 (b)	722,764	538,933

DFC HEL Trust
2001-1, 1.812% (1 Month LIBOR USD + 1.650%),

08/15/2031 (b)	1,841,669	1,860,730

Equity One Mortgage
Pass-Through Trust
2003-1, 4.860%, 08/25/2033 (e)	1,313,161	1,354,985
2003-3, 4.868%, 12/25/2033 (e)	1,318,929	1,363,837

Fannie Mae Connecticut
Avenue Securities
2015-C03, 5.175% (1 Month LIBOR USD + 5.000%),

07/25/2025 (b)	3,858,741	4,010,158
2016-C01, 7.125% (1 Month LIBOR USD + 6.950%),

08/25/2028 (b)	2,469,362	2,622,312
2016-C05, 4.625% (1 Month LIBOR USD + 4.450%),

01/25/2029 (b)	2,761,438	2,880,300
2016-C07, 4.525% (1 Month LIBOR USD + 4.350%),

05/25/2029 (b)	3,056,056	3,172,718
2017-C01, 3.725% (1 Month LIBOR USD + 3.550%), 07/25/2029 (b)

	3,843,134	3,951,539

First Horizon Alternative
Mortgage Securities Trust
2005-FA11, 5.250%, 02/25/2021	3,808	3,147
2006-FA6, 5.750%, 11/25/2021	3,794	3,606
2004-AA6, 2.944%, 01/25/2035 (e)	427,583	435,161
2004-AA7, 2.700%, 02/25/2035 (e)	1,505,064	1,484,824
2005-AA5, 3.202%, 07/25/2035 (e)	2,687,501	2,631,791
2005-AA7, 2.587%, 09/25/2035 (e)	2,129,585	2,023,070
2005-FA8, 5.500%, 11/25/2035	1,852,356	1,477,515
2006-FA1, 5.750%, 04/25/2036	2,433,865	1,725,497
2006-FA1, 6.000%, 04/25/2036	563,327	409,308
2006-FA2, 6.000%, 05/25/2036	2,297,318	1,613,566
2006-FA2, 6.000%, 05/25/2036	2,066,666	1,451,563
2006-FA3, 6.000%, 07/25/2036	8,456,066	6,031,851
2006-FA3, 6.000%, 07/25/2036	1,220,366	870,507
2006-FA6, 6.000%, 11/25/2036	1,234,850	722,087
2006-FA6, 6.250%, 11/25/2036	1,565,249	941,719
2006-FA6, 6.250%, 11/25/2036	8,016,129	5,511,691
2007-FA4, 6.250%, 08/25/2037	2,434,936	1,669,099

First Horizon Mortgage
Pass-Through Trust
2006-AR4, 3.970%, 01/25/2037 (e)	505,052	366,737
2006-4, 5.750%, 02/25/2037	1,956,341	1,397,869
2006-4, 6.000%, 02/25/2037	1,184,634	869,551
2007-AR1, 3.834%, 05/25/2037 (e)	770,947	500,321
2007-AR2, 3.827%, 08/25/2037 (e)	4,115,636	2,808,616

Freddie Mac Structured Agency
Credit Risk Debt Notes
2016-DNA4, 3.975% (1 Month LIBOR USD + 3.800%),

03/25/2029 (b)	4,825,751	5,027,463

GMACM Mortgage Loan Trust
2004-J2, 5.500%, 06/25/2034	51,716	52,439
2005-AR6, 3.879%, 11/19/2035 (e)	583,564	545,437

GSAA Home Equity Trust
2005-1, 5.760%, 11/25/2034 (g)	2,050,000	2,017,669
2006-15, 6.192%, 09/25/2036 (g)	2,410,762	1,023,051
2006-18, 5.682%, 11/25/2036 (g)	1,998,973	809,104
2007-7, 0.355% (1 Month LIBOR USD + 0.180%),

07/25/2037 (b)	2,074,801	2,001,976

GSR Mortgage Loan Trust
2005-4F, 6.500%, 04/25/2021	49,660	49,686
2003-5F, 3.000%, 08/25/2032	1,714,370	1,707,533
2004-15F, 6.000%, 12/25/2034	2,170,246	2,313,190
2005-1F, 6.000%, 01/25/2035	20,849	21,489
2005-AR4, 3.505%, 07/25/2035 (e)	403,879	367,125
2005-6F, 5.250%, 07/25/2035	198,503	202,461
2005-7F, 6.000%, 09/25/2035	31,561	32,899
2005-AR5, 3.494%, 10/25/2035 (e)	428,428	403,956
2005-AR7, 3.873%, 11/25/2035 (e)	511,911	502,431
2006-2F, 5.750%, 02/25/2036	701,926	698,892

HarborView Mortgage Loan Trust
2006-6, 3.748%, 08/19/2036 (e)	3,587,240	3,468,158

Home Partners of America Trust
2019-1, 2.908%, 09/17/2039 (a)	2,860,382	2,982,520
2019-2, 2.703%, 10/19/2039 (a)	3,794,523	3,960,473

HomeBanc Mortgage Trust
2006-1, 3.188%, 04/25/2037 (e)	173,996	170,478

Impac CMB Trust
2005-5, 0.675% (1 Month LIBOR USD + 0.500%),

08/25/2035 (b)	836,859	815,486

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2020

	PRINCIPAL
	AMOUNT	VALUE

Impac Secured Assets
CMN Owner Trust
2002-2, 6.500%, 04/25/2033	$1,505,302	$1,459,073
2004-2, 4.307%, 08/25/2034 (g)	764,772	779,379

IndyMac IMSC Mortgage Loan Trust
2007-AR1, 3.355%, 06/25/2037 (e)	484,638	394,481

IndyMac INDA Mortgage Loan Trust
2007-AR1, 3.678%, 03/25/2037 (e)	513,122	475,800

IndyMac INDX Mortgage Loan Trust
2004-AR11, 3.228%, 12/25/2034 (e)
	1,615,305	1,591,361
2005-AR3, 3.213%, 04/25/2035 (e)	1,067,377	1,008,722
2005-AR9, 3.874%, 07/25/2035 (e)	4,106,801	3,162,626
2005-AR23, 2.889%, 11/25/2035 (e)
	1,038,339	965,660
2005-AR23, 3.443%, 11/25/2035 (e)
	1,478,976	1,362,124
2005-AR25, 3.317%, 12/25/2035 (e)
	2,658,807	2,185,978
2005-AR35, 3.270%,
02/25/2036 (e)	1,477,138	1,367,230
2006-AR3, 3.378%, 03/25/2036 (e)	7,746,408	6,814,200
2006-AR9, 3.336%, 06/25/2036 (e)	2,117,196	2,140,099
2006-AR25, 3.112%, 09/25/2036 (e)
	1,982,290	1,798,194
2006-AR25, 3.355%, 09/25/2036 (e)
	2,623,244	2,113,796
2006-AR31, 3.643%, 11/25/2036 (e)
	5,333,721	5,222,845

Jefferies Resecuritization Trust
2009-R1, 3.873%, 11/26/2035 (a)(e)
	1,242,564	1,219,410

JP Morgan Alternative Loan Trust
2006-A5, 3.089%, 10/25/2036 (e)	600,669	622,452
2006-S4, 5.960%, 12/25/2036 (g)	1,188,644	1,174,673
2008-R4, 6.000%, 12/27/2036 (a)	5,166,058	4,121,274

JP Morgan Acquisition Trust
2007-CH1, 4.850%, 11/25/2036 (g)
	5,019,881	5,091,751

JP Morgan Mortgage Trust
2004-A6, 3.442%, 12/25/2034 (e)	256,956	247,854
2005-S3, 5.750%, 01/25/2036	62,023	45,015
2007-A3, 3.748%, 05/25/2037 (e)	4,569,271	3,939,676

JP Morgan Resecuritization Trust
2009-7, 5.475%, 07/27/2037 (a)(e)	311,392	313,421

Lehman Mortgage Trust
2005-2, 5.500%, 12/25/2035	1,985,596	1,536,334
2005-2, 5.750%, 12/25/2035	802,356	627,017
2005-3, 0.675% (1 Month LIBOR USD + 0.500%),

01/25/2036 (b)	1,147,231	559,267
2005-3, 4.575% (1 Month LIBOR USD + 4.750%),

01/25/2036 (b)(f)(h)(i)	1,147,231	218,607
2005-3, 5.500%, 01/25/2036	288,352	220,337
2006-1, 5.500%, 02/25/2036	502,121	401,366
2006-3, 6.000%, 07/25/2036	4,106,080	2,888,549
2006-3, 6.000%, 07/25/2036	9,077,833	6,386,129
2007-4, 5.750%, 05/25/2037	1,328,037	1,034,937
2007-4, 5.750%, 05/25/2037	2,901,762	2,261,337
2007-5, 5.750%, 06/25/2037	2,256,918	2,271,265
2007-5, 6.000%, 06/25/2037	2,937,997	1,547,554
2007-5, 6.000%, 06/25/2037	8,024,551	4,226,835

MASTR Adjustable Rate
Mortgages Trust
2004-4, 3.893%, 05/25/2034 (e)	103,056	99,148
2004-14, 1.675% (1 Month LIBOR USD + 1.500%),

01/25/2035 (b)	100,118	100,618
2005-1, 3.275%, 02/25/2035 (e)	189,186	187,298

MASTR Alternative Loan Trust
2003-5, 5.919%, 08/25/2033 (e)	1,040,380	1,067,444
2003-7, 6.250%, 11/25/2033	199,353	208,989
2004-6, 5.500%, 07/25/2034	240,974	246,947
2004-6, 6.000%, 07/25/2034	229,937	242,644
2004-11, 6.500%, 10/25/2034	959,038	1,044,631
2005-2, 5.500%, 03/25/2035	2,000,000	2,293,498
2005-6, 5.500%, 12/25/2035	493,779	450,420
2006-3, 6.500%, 07/25/2036	1,220,530	708,090

MASTR Asset Securitization Trust
2002-NC1, 3.325% (1 Month LIBOR USD + 3.150%),

10/25/2032 (b)	269,740	270,471
2006-1, 0.625% (1 Month LIBOR USD + 0.450%),

05/25/2036 (b)	719,889	181,160
2006-2, 6.000% (1 Month LIBOR USD + 6.000%),

06/25/2036 (b)	2,133,079	1,914,639

Merrill Lynch Mortgage
Investors Trust
2006-F1, 6.000%, 04/25/2036	3,041,465	2,285,791

Merrill Lynch Mortgage
Investors Trust MLCC
2004-D, 1.034% (6 Month LIBOR USD + 0.720%),

09/25/2029 (b)	909,244	869,423
2006-3, 3.179%, 10/25/2036 (e)	757,858	728,204

Merrill Lynch Mortgage
Investors Trust MLMI
2005-A5, 3.536%, 06/25/2035 (e)	480,513	475,875
2005-A7, 3.251%, 09/25/2035 (e)	7,110,826	6,517,203

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2020

	PRINCIPAL
	AMOUNT	VALUE

Morgan Stanley Mortgage
Loan Trust
2005-7, 5.500%, 11/25/2035	$1,654,235	$1,668,344
2005-7, 5.500%, 11/25/2035	519,510	496,921
2006-2, 5.600%, 02/25/2036 (e)	1,014,002	808,370
2006-2, 6.500%, 02/25/2036	1,093,771	828,756
2006-11, 6.000%, 08/25/2036	2,469,098	1,746,125
2006-11, 6.000%, 08/25/2036	2,023,663	1,815,362
2007-8XS, 6.000%, 04/25/2037 (e)	1,559,518	764,956
2007-3XS, 5.763%, 01/25/2047 (g)	7,620,884	3,575,365

Morgan Stanley Reremic Trust
2012-R3, 3.262%, 11/26/2036 (a)(e)
	1,445,039	1,354,614

MortgageIT Trust
2005-3, 0.775% (1 Month LIBOR USD + 0.600%),

08/25/2035 (b)	10,007,957	9,791,362

Nomura Asset Acceptance Corp.
Alternative Loan Trust
2005-WF1, 5.159%, 03/25/2035 (g)	114,241	121,849
2005-AR3, 5.688%, 07/25/2035 (e)	845,871	853,239
2007-1, 5.669%, 03/25/2047 (g)	1,232,591	1,246,225
2007-1, 5.995%, 03/25/2047 (g)	2,266,515	2,291,269

Nomura Resecuritization Trust
2011-4RA, 2.768%, 12/26/2036 (a)(e)
	8,849,866	8,333,956

Opteum Mortgage Acceptance
Corp. Asset Backed
Pass-Through Certificates
2005-5, 5.850%, 12/25/2035 (e)	480,680	490,753

Ownit Mortgage Loan Trust
2005-1, 1.270% (1 Month LIBOR USD + 1.095%),

09/25/2035 (b)	3,290,622	3,264,218
2006-2, 5.633%, 01/25/2037 (g)	534,165	543,052

RAAC Trust
2005-SP1, 6.000%, 09/25/2034	4,462	4,456

RALI Trust
2006-QA1, 5.506%, 01/25/2036 (e)	541,475	476,489
2006-QS1, 5.750%, 01/25/2036	333,641	335,176
2006-QS6, 6.000%, 06/25/2036	1,320,781	1,273,786
2006-QS6, 6.000%, 06/25/2036	678,399	654,261
2006-QS9, 0.875% (1 Month LIBOR USD + 0.700%),

07/25/2036 (b)	2,251,678	1,596,203
2006-QS13, 6.000%, 09/25/2036	3,515,451	3,257,637
2006-QS17, 0.525% (1 Month LIBOR USD + 0.350%),

12/25/2036 (b)	1,353,356	1,020,642
2006-QS17, 6.000%, 12/25/2036	536,804	507,040
2007-QS1, 5.750%, 01/25/2037	580,158	543,901
2007-QS1, 6.000%, 01/25/2037	1,800,395	1,714,265
2007-QS6, 6.000%, 04/25/2037	4,334,770	4,204,892
2007-QS9, 6.500%, 07/25/2037	4,568,661	4,446,728
2007-QS10, 6.500%, 09/25/2037	465,047	460,647

RBSGC Mortgage Loan Trust
2005-A, 5.750%, 04/25/2035	586,987	586,849

RBSSP Resecuritization Trust
2009-7, 6.000%, 03/26/2036 (a)	5,266,924	4,023,516

Renaissance Home
Equity Loan Trust
2005-1, 5.016%, 05/25/2035 (g)	459,488	472,172

Resecuritization
Pass-Through Trust
2005-8R, 6.000%, 10/25/2034	3,093,446	3,152,433

Residential Asset
Securitization Trust
2003-A9, 4.000%, 08/25/2033	1,407,590	1,418,085
2004-R2, 5.500%, 08/25/2034	2,626,583	2,710,617
2005-A5, 5.500%, 05/25/2035	1,411,508	1,266,778
2005-A11, 4.850%, 10/25/2035	4,086,920	2,527,295
2005-A11, 5.500%, 10/25/2035	357,791	314,448
2005-A11, 6.000%, 10/25/2035	465,193	337,121
2005-A15, 5.750%, 02/25/2036	4,398,482	3,050,223
2006-A5CB, 6.000%, 06/25/2036	2,560,938	1,702,504
2006-A10, 0.825% (1 Month LIBOR USD + 0.650%),

09/25/2036 (b)	11,912,190	2,673,025
2006-A10, 5.675% (1 Month LIBOR USD + 5.850%),

09/25/2036 (b)(f)(h)(i)	11,912,190	3,783,289
2006-A15, 0.775% (1 Month LIBOR USD + 0.600%),

01/25/2037 (b)	18,244,463	4,001,131
2006-A15, 5.475% (1 Month LIBOR USD + 5.650%),

01/25/2037 (b)(f)(h)(i)	18,244,463	5,775,562

RFMSI Trust
2005-SA4, 3.340%, 09/25/2035 (e)	932,545	907,877
2005-SA4, 3.481%, 09/25/2035 (e)	2,250,518	1,713,834
2005-SA4, 3.510%, 09/25/2035 (e)	2,245,521	1,811,786
2006-S3, 5.500%, 03/25/2036	3,539,637	3,414,750
2006-S4, 6.000%, 04/25/2036	3,292,924	3,189,618
2006-S5, 6.000%, 06/25/2036	319,769	314,057
2006-S5, 6.000%, 06/25/2036	658,261	646,501
2006-S5, 6.000%, 06/25/2036	2,758,619	2,709,339
2006-S5, 6.000%, 06/25/2036	342,848	332,320
2006-S6, 6.000%, 07/25/2036	217,948	213,070
2006-S6, 6.000%, 07/25/2036	1,122,042	1,096,933
2006-S7, 6.250%, 08/25/2036	1,843,923	1,747,788
2006-S7, 6.500%, 08/25/2036	1,102,410	1,058,725

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2020

	PRINCIPAL
	AMOUNT	VALUE

RFMSI Trust (Cont.)
2006-S9, 5.750%, 09/25/2036	$2,284,855	$2,195,722
2007-S1, 6.000%, 01/25/2037	825,223	804,396
2007-S7, 6.000%, 07/25/2037	2,431,802	2,325,659

Sequoia Mortgage Trust
2013-4, 1.550%, 04/25/2043 (e)	2,034,208	2,030,063

Specialty Underwriting &
Residential Finance Trust
2006-BC2, 4.050%, 02/25/2037 (g)	953,183	503,567

STARM Mortgage Loan Trust
2007-S1, 3.666%, 01/25/2037 (e)	631,912	568,087
2007-1, 3.911%, 02/25/2037 (e)	8,556,887	7,884,131
2007-2, 3.674%, 04/25/2037 (e)	627,575	379,065

Structured Adjustable Rate
Mortgage Loan Trust
2004-18, 3.288%, 12/25/2034 (e)	742,239	716,536
2005-12, 3.685%, 06/25/2035 (e)	879,487	755,326
2005-21, 3.578%, 11/25/2035 (e)	351,885	324,265
2005-21, 3.814%, 11/25/2035 (e)	4,169,515	3,319,111
2006-1, 3.422%, 02/25/2036 (e)	1,611,447	1,444,319
2006-1, 3.797%, 02/25/2036 (e)	553,634	512,837
2006-4, 3.651%, 05/25/2036 (e)	862,546	712,022
2006-12, 4.025%, 01/25/2037 (e)	882,397	798,658
2007-9, 1.825% (6 Month LIBOR USD + 1.500%),

10/25/2037 (b)	1,245,211	1,163,186

Structured Asset Securities Corp.
Mortgage Pass-Through Certificates
2004-18H, 4.750%, 10/25/2034	513,515	540,216

Suntrust Alternative Loan Trust
2005-1F, 5.750%, 12/25/2035	1,612,334	1,597,983
2005-1F, 6.000%, 12/25/2035	3,723,229	3,725,581
2005-1F, 6.500%, 12/25/2035	3,958,634	4,043,213

TBW Mortgage-Backed Trust
2006-2, 5.500%, 07/25/2036	122,336	58,650

WaMu Mortgage Pass-Through
Certificates Trust
2003-S4, 5.632%, 06/25/2033 (e)	2,291,510	2,364,627
2003-AR10, 4.154%, 10/25/2033 (e)
	12,793,707	12,660,872
2004-S2, 6.000%, 06/25/2034	92,437	96,600
2006-AR10, 3.258%, 09/25/2036 (e)
	995,684	917,080
2006-AR16, 3.356%, 12/25/2036 (e)
	1,516,866	1,480,110
2007-HY5, 3.555%,
05/25/2037 (e)	2,125,384	2,029,907
2007-HY7, 3.015%, 07/25/2037 (e)
	304,565	236,566

Washington Mutual Mortgage
Pass-Through Certificates
WMALT Trust
2005-4, 5.500%, 06/25/2035	1,464,734	1,363,069
2005-5, 5.500%, 07/25/2035	1,669,331	1,647,452
2005-6, 5.500%, 08/25/2035	4,641,749	4,564,993
2005-6, 5.500%, 08/25/2035	1,014,747	997,967
2005-6, 6.500%, 08/25/2035	461,198	458,850
2005-9, 5.500%, 11/25/2035	653,104	643,257
2006-8, 4.234%, 10/25/2036 (g)	2,728,880	1,440,636
2007-HY1, 0.335% (1 Month LIBOR USD + 0.160%),

02/25/2037 (b)	3,021,436	2,626,280
2007-HY2, 3.691%, 04/25/2037 (e)	1,764,610	1,180,248
2007-OC2, 0.485% (1 Month LIBOR USD + 0.310%),

06/25/2037 (b)	4,532,538	4,223,042

Wells Fargo Alternative Loan Trust
2005-1, 5.500%, 02/25/2035	1,154,340	1,131,335
2005-1, 5.500%, 02/25/2035	926,196	930,200
2007-PA1, 6.000%, 03/25/2037	1,127,866	1,123,675
2007-PA6, 3.973%, 12/28/2037 (e)	7,428,863	7,134,145

Wells Fargo Mortgage
Backed Securities Trust
2005-AR14, 3.151%, 08/25/2035 (e)
	1,195,689	1,198,042
2006-AR1, 4.131%, 03/25/2036 (e)
	2,819,497	2,568,280
2006-AR19, 4.171%, 12/25/2036 (e)
	3,225,774	3,028,066
2007-AR3, 4.028%, 04/25/2037 (e)	1,399,851	1,237,608

TOTAL NON-AGENCY RESIDENTIAL
MORTGAGE BACKED SECURITIES
(Cost $780,306,012)		744,766,387

NON-AGENCY COMMERCIAL
MORTGAGE BACKED SECURITIES – 16.49%

BANK
2017-BNK8, 0.874%, 11/15/2050 (e)(i)
	37,349,860	1,628,375
2019-BNK16, 1.124%, 02/15/2052 (e)(i)
	80,846,108	5,207,953
2019-BNK17, 0.721%, 04/15/2052 (e)(i)
	123,653,000	5,680,643
2019-BNK17, 1.749%, 04/15/2052 (a)(e)(i)
	11,541,000	1,296,872
2019-BNK21, 1.233%, 10/17/2052 (a)(e)(i)
	18,699,333	1,540,412
2019-BNK21, 2.808%, 10/17/2052
	11,582,000	12,792,300
2019-BNK23, 0.268%, 12/15/2052 (e)(i)
	238,421,000	4,087,347

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2020

	PRINCIPAL
	AMOUNT	VALUE

BANK (Cont.)
2018-BNK14, 0.668%, 09/15/2060 (e)(i)
	$95,561,804	$3,011,984
2018-BNK14, 4.185%, 09/15/2060
	6,500,000	7,549,781
2018-BNK13, 4.193%, 08/15/2061 (e)
	5,500,000	6,289,401
2018-BNK15, 4.285%, 11/15/2061 (e)
	5,000,000	5,836,240
2019-BNK20, 2.933%, 09/15/2062
	2,100,000	2,335,476
2019-BNK24, 0.303%, 11/15/2062 (e)(i)
	174,693,000	3,344,096
2020-BNK25, 0.888%, 01/15/2063 (e)(i)
	94,438,855	6,487,062
2020-BNK26, 0.718%, 03/15/2063 (e)(i)
	226,593,000	11,732,578
2020-BNK26, 2.041%, 03/15/2063
	5,000,000	5,147,954

Barclays Commercial
Mortgage Trust
2019-C3, 0.935%, 05/15/2052 (e)(i)
	56,340,000	3,427,213
2019-C4, 1.295%, 08/15/2052 (e)(i)
	43,170,000	3,861,116
2019-C4, 1.745%, 08/15/2052 (e)(i)
	56,365,977	6,215,876
2019-C5, 0.500%, 11/15/2052 (e)(i)
	174,774,000	5,025,452
2019-C5, 1.480%, 11/15/2052 (a)(e)(i)
	12,996,000	1,270,896

BBCMS Mortgage Trust
2020-C6, 0.679%, 02/15/2053 (e)(i)
	59,000,000	3,523,179
2020-C6, 1.060%, 02/15/2053 (e)(i)
	93,898,940	7,474,421
2020-C7, 0.989%, 04/15/2053 (e)(i)
	17,140,000	1,439,549
2020-C7, 1.633%, 04/15/2053 (e)(i)
	22,187,279	2,465,586

BENCHMARK Mortgage Trust
2018-B2, 0.558%, 02/15/2051 (e)(i)
	170,620,608	3,831,934
2018-B4, 4.059%, 07/15/2051 (e)	5,315,000	6,134,697
2018-B6, 0.593%, 10/10/2051 (e)(i)
	78,291,011	1,927,407
2019-B9, 1.212%, 03/15/2052 (e)(i)
	29,939,275	2,172,795
2019-B9, 2.169%, 03/15/2052 (a)(e)(i)
	11,513,000	1,586,195
2019-B12, 0.554%, 08/15/2052 (a)(e)(i)
	93,260,000	3,172,360
2020-B16, 0.302%, 02/15/2053 (a)(e)(i)
	70,467,000	1,502,596
2020-B16, 1.048%, 02/15/2053 (e)(i)
	103,070,850	7,597,734
2018-B7, 0.600%, 05/15/2053 (e)(i)
	115,116,467	3,245,824
2019-B13, 0.539%, 08/15/2057 (a)(e)(i)
	82,774,000	2,769,924
2019-B13, 1.640%, 08/15/2057 (a)(e)(i)
	12,071,000	1,320,091
2019-B14, 0.915%, 12/15/2062 (e)(i)
	79,571,927	4,197,698

Braemar Hotels & Resorts Trust
2018-PRME, 1.425% (1 Month LIBOR USD + 1.250%),

06/15/2035 (a)(b)	3,000,000	2,705,177

Cantor Commercial
Real Estate Lending
2019-CF2, 0.768%, 11/15/2052 (e)(i)
	134,736,000	6,828,057

CCUBS Commercial
Mortgage Trust
2017-C1, 0.396%, 11/15/2050 (e)(i)
	40,062,667	835,831
2017-C1, 1.156%, 11/15/2050 (e)(i)
	31,226,783	1,567,722

CD Mortgage Trust
2017-CD3, 0.727%, 02/10/2050 (e)(i)
	61,857,000	2,235,945
2017-CD5, 3.220%, 08/15/2050	5,000,000	5,458,339
2018-CD7, 4.213%, 08/15/2051	3,236,000	3,763,975

CGMS Commercial
Mortgage Trust
2017-B1, 0.348%, 08/15/2050 (e)(i)
	38,016,000	518,941

Citigroup Commercial
Mortgage Trust
2013-GC17, 5.261%, 11/10/2046 (e)
	5,000,000	4,920,609
2014-GC19, 4.805%, 03/10/2047 (e)
	3,030,000	3,273,885
2014-GC19, 5.262%, 03/10/2047 (e)
	2,757,579	2,892,982
2016-C1, 4.117%, 05/10/2049	3,000,000	3,148,147
2016-C1, 5.115%, 05/10/2049 (e)	6,840,000	7,147,047
2016-P5, 2.841%, 10/10/2049	1,900,000	2,010,799
2016-P6, 4.383%, 12/10/2049 (e)	6,835,000	7,107,220
2017-P7, 0.689%, 04/14/2050 (e)(i)
	45,124,000	1,659,507
2017-C4, 0.379%, 10/12/2050 (e)(i)
	42,746,500	820,040

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2020

	PRINCIPAL
	AMOUNT	VALUE

Citigroup Commercial
Mortgage Trust (Cont.)
2017-C4, 1.249%, 10/12/2050 (e)(i)
	$33,307,716	$1,866,368
2017-C4, 3.297%, 10/12/2050	4,500,000	4,947,749
2018-B2, 0.548%, 03/10/2051 (e)(i)
	49,202,000	1,402,798
2018-C5, 0.370%, 06/10/2051 (a)(e)(i)
	28,400,000	706,967
2018-C5, 0.754%, 06/10/2051 (e)(i)
	106,919,445	4,735,719
2018-C5, 4.148%, 06/10/2051 (e)	4,300,000	4,880,780
2018-C6, 0.952%, 11/10/2051 (e)(i)
	24,057,690	1,292,783
2018-C6, 4.343%, 11/10/2051	5,000,000	5,879,101
2020-GC46, 0.440%, 02/15/2053 (a)(e)(i)
	92,457,000	2,815,898
2020-GC46, 1.109%, 02/15/2053 (e)(i)
	89,914,365	6,721,539
2019-GC41, 1.188%, 08/10/2056 (e)(i)
	49,905,938	3,691,408
2019-C7, 0.413%, 12/15/2072 (a)(e)(i)
	50,711,000	1,285,909
2019-C7, 1.007%, 12/15/2072 (e)(i)
	76,722,432	5,012,384
2019-C7, 1.330%, 12/15/2072 (a)(e)(i)
	31,520,000	2,855,948
2019-C7, 3.667%, 12/15/2072 (e)	4,000,000	4,154,501

COMM Mortgage Trust
2014-CR16, 4.582%, 04/10/2047	5,164,000	5,443,438
2014-CR18, 4.456%, 07/15/2047 (e)
	4,550,700	4,765,401
2013-CR11, 1.089%, 08/10/2050 (e)(i)
	50,944,040	1,232,988
2019-GC44, 1.146%, 08/15/2057 (a)(e)(i)
	19,460,000	1,515,060

CSAIL Commercial
Mortgage Trust
2016-C5, 1.000%, 11/15/2048 (a)(e)(i)
	46,821,000	2,066,693
2015-C1, 0.500%, 04/15/2050 (a)(e)(i)
	62,192,000	1,163,755
2017-C8, 0.461%, 06/15/2050 (e)(i)
	74,773,000	1,760,052
2019-C17, 1.510%, 09/15/2052 (e)(i)
	86,001,839	8,105,914
2019-C18, 1.214%, 12/15/2052 (e)(i)
	93,812,551	6,704,417

FREMF Mortgage Trust
2019-KF62, 2.205% (1 Month LIBOR USD + 2.050%),

04/25/2026 (a)(b)	4,876,225	4,618,585
2019-K735, 4.157%, 05/25/2052 (a)(e)
	6,000,000	6,574,678
2018-KF48, 2.205% (1 Month LIBOR USD + 2.050%),

06/25/2028 (a)(b)	10,855,188	10,127,738
2019-K734, 4.190%, 02/25/2051 (a)(e)
	5,000,000	5,474,239
2019-K101, 3.639%, 11/25/2029 (a)(e)
	10,000,000	10,983,860

GS Mortgage Securities Corp. II
2012-BWTR, 3.255%, 11/5/2034 (a)
	6,608,000	6,395,650
2018-GS10, 1.558%, 07/10/2051 (a)(e)(i)
	24,049,000	2,354,813

GS Mortgage Securities Trust
2017-FARM, 3.659%, 01/10/2043 (a)(e)
	9,135,000	9,961,997
2015-GC32, 4.559%, 07/10/2048 (e)
	5,100,000	5,490,901
2016-GS3, 2.777%, 10/10/2049	1,766,000	1,858,892
2016-GS3, 3.395%, 10/10/2049 (e)	10,417,000	10,426,600
2015-GC30, 4.169%, 05/10/2050 (e)
	2,750,000	2,878,689
2017-GS8, 0.528%, 11/10/2050 (e)(i)
	44,642,000	1,184,991
2019-GC38, 1.996%, 02/10/2052 (a)(e)(i)
	20,916,000	2,724,487
2019-GC39, 0.793%, 05/10/2052 (e)(i)
	69,588,000	3,505,301
2019-GC39, 1.780%, 05/10/2052 (a)(e)(i)
	8,215,000	952,228
2019-GC40, 1.299%, 07/10/2052 (a)(e)(i)
	5,920,000	521,959
2019-GSA1, 0.960%, 11/10/2052 (e)(i)
	73,077,688	4,596,557

JP Morgan Chase Commercial
Mortgage Securities Trust
2016-NINE, 2.949%, 09/6/2038 (a)(e)
	7,000,000	7,363,829
2012-CBX, 5.303%, 06/15/2045 (e)	6,680,000	4,929,779
2015-JP1, 4.885%, 01/15/2049 (e)	4,285,000	4,297,083
2016-JP2, 2.713%, 08/15/2049	1,250,000	1,313,169
2007-CB20, 0.000%, 02/12/2051 (a)(d)(e)(f)(i)
	11,110,041	111

JPMBB Commercial Mortgage
Securities Trust
2015-C28, 3.042%, 10/15/2048	1,481,843	1,546,516
2015-C28, 3.532%, 10/15/2048	5,000,000	5,387,401
2015-C32, 0.500%, 11/15/2048 (a)(e)(i)
	23,066,000	490,213
2015-C33, 3.562%, 12/15/2048	6,061,000	6,479,839

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2020

	PRINCIPAL
	AMOUNT	VALUE

JPMCC Commercial Mortgage
Securities Trust
2017-JP6, 0.733%, 07/15/2050 (e)(i)
	$68,830,000	$2,759,030

JPMDB Commercial Mortgage
Securities Trust
2016-C4, 3.638%, 12/15/2049 (e)	5,500,000	5,722,067

Morgan Stanley Bank of
America Merrill Lynch Trust
2013-C12, 4.482%, 10/15/2046 (e)	5,000,000	5,401,283
2015-C27, 3.557%, 12/15/2047	4,000,000	4,254,151
2015-C27, 4.675%, 12/15/2047 (e)	3,000,000	3,214,561
2015-C25, 4.676%, 10/15/2048 (e)	5,070,000	5,389,271
2016-C31, 1.455%, 11/15/2049 (a)(e)(i)
	21,212,500	1,401,451
2015-C23, 4.289%, 07/15/2050 (e)	3,595,000	3,806,629

Morgan Stanley Capital I Trust
2016-BNK2, 0.673%, 11/15/2049 (e)(i)
	42,650,000	1,352,930
2016-BNK2, 1.187%, 11/15/2049 (e)(i)
	56,954,218	2,622,708
2018-H3, 0.520%, 07/15/2051 (e)(i)
	135,712,000	3,681,310
2018-H3, 2.012%, 07/15/2051 (a)(e)(i)
	15,363,500	1,829,596
2018-H3, 4.120%, 07/15/2051	5,000,000	5,770,305
2019-L2, 0.791%, 03/15/2052 (e)(i)
	127,093,000	6,416,303
2019-H7, 0.809%, 07/15/2052 (e)(i)
	130,723,000	6,854,121

UBS Commercial Mortgage Trust
2017-C1, 1.052%, 06/15/2050 (e)(i)
	13,000,000	727,441
2017-C6, 0.481%, 12/15/2050 (e)(i)
	63,420,500	2,076,241
2017-C7, 0.485%, 12/15/2050 (e)(i)
	170,396,000	4,131,473
2018-C10, 1.121%, 05/15/2051 (e)(i)
	48,253,725	2,710,431
2018-C12, 0.352%, 08/15/2051 (e)(i)
	139,858,000	3,284,313
2018-C12, 0.988%, 08/15/2051 (e)(i)
	49,314,812	2,614,514
2018-C13, 0.378%, 10/15/2051 (e)(i)
	128,678,000	3,244,448
2018-C13, 2.142%, 10/15/2051 (a)(e)(i)
	16,442,000	2,273,289
2018-C13, 4.241%, 10/15/2051	3,000,000	3,516,607
2018-C14, 0.437%, 12/15/2051 (e)(i)
	114,392,000	3,100,744
2019-C17, 0.995%, 10/15/2052 (e)(i)
	128,213,000	8,866,532
2019-C18, 2.987%, 12/15/2052	4,500,000	5,019,822
2019-C18, 3.378%, 12/15/2052	4,000,000	4,386,212

UBS-Barclays Commercial
Mortgage Trust
2012-C3, 4.365%, 08/10/2049 (a)(e)
	6,000,000	6,206,550

Wells Fargo Commercial
Mortgage Trust
2017-SMP, 0.925% (1 Month LIBOR USD + 0.750%),

12/15/2034 (a)(b)	6,875,000	6,666,800
2015-NXS1, 3.658%, 05/15/2048 (e)
	1,320,000	1,359,298
2015-C31, 3.487%, 11/15/2048	2,700,000	2,877,766
2016-LC24, 1.160%, 10/15/2049 (e)(i)
	66,264,075	3,580,692
2017-RB1, 0.871%, 03/15/2050 (e)(i)
	69,254,209	3,070,309
2017-C42, 0.472%, 12/15/2050 (e)(i)
	116,750,000	2,837,305
2018-C44, 0.912%, 05/15/2051 (e)(i)
	95,115,638	4,376,413
2018-C45, 4.147%, 06/15/2051	5,388,000	6,211,188
2018-C46, 1.107%, 08/15/2051 (e)(i)
	52,630,700	2,666,240
2018-C46, 4.086%, 08/15/2051	5,040,000	5,834,811
2018-C48, 0.365%, 01/15/2052 (e)(i)
	138,642,000	3,019,138
2018-C48, 1.120%, 01/15/2052 (e)(i)
	47,896,443	3,043,613
2018-C48, 4.245%, 01/15/2052	7,000,000	8,181,284
2019-C49, 0.775%, 03/15/2052 (e)(i)
	125,812,000	6,111,167
2019-C49, 3.933%, 03/15/2052	5,000,000	5,803,625
2019-C49, 4.546%, 03/15/2052	4,647,000	5,308,710
2019-C50, 1.037%, 05/15/2052 (e)(i)
	36,427,311	2,526,981
2019-C50, 3.635%, 05/15/2052	5,000,000	5,723,482
2019-C51, 0.839%, 06/15/2052 (e)(i)
	130,394,000	7,012,759
2019-C51, 1.528%, 06/15/2052 (e)(i)
	24,217,359	2,207,809
2019-C52, 1.241%, 08/15/2052 (e)(i)
	86,124,292	7,438,400
2019-C52, 1.766%, 08/15/2052 (e)(i)
	61,172,589	6,741,592
2019-C53, 0.586%, 10/15/2052 (e)(i)
	105,325,000	4,226,050
2019-C53, 3.514%, 10/15/2052 (e)	5,000,000	5,316,096

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2020

	PRINCIPAL
	AMOUNT	VALUE

Wells Fargo Commercial
Mortgage Trust (Cont.)
2019-C54, 0.970%, 12/15/2052 (e)(i)
	$39,131,215	$2,495,934
2020-C55, 0.949%, 02/15/2053 (e)(i)
	58,030,370	4,025,236
2020-C55, 1.443%, 02/15/2053 (e)(i)
	30,514,817	3,035,635
2020-C55, 3.542%, 02/15/2053 (e)	5,691,000	5,284,552
2020-C56, 0.315%, 06/15/2053 (e)(i)
	127,035,000	3,219,080
2020-C57, 0.813%, 08/15/2053 (e)(i)
	74,972,000	4,636,119
2020-C57, 1.914%, 08/15/2053	5,000,000	5,162,067
2015-C30, 4.067%, 09/15/2058 (e)	10,000,000	11,045,066
2015-C30, 4.400%, 09/15/2058 (e)	5,100,000	5,413,063
2016-NXS5, 5.136%, 01/15/2059 (e)
	3,000,000	3,246,706
2018-C47, 0.283%, 09/15/2061 (e)(i)
	164,144,000	2,290,400
2018-C47, 4.365%, 09/15/2061	5,625,000	6,610,279

WFRBS Commercial
Mortgage Trust
2013-UBS1, 4.894%,
03/15/2046 (e)	7,500,000	8,017,088

TOTAL NON-AGENCY
COMMERCIAL MORTGAGE
BACKED SECURITIES
(Cost $716,879,603)		711,730,001

AGENCY COMMERCIAL
MORTGAGE BACKED SECURITIES – 6.52%

Freddie Mac Multifamily
ML Certificates
2019-ML06, 1.132%, 06/25/2037 (a)(e)(i)
	10,181,885	1,057,569

Freddie Mac Multifamily Structured
Pass Through Certificates
K014, 1.324%, 04/25/2021 (e)(i)	89,804,248	369,113
K018, 1.433%, 01/25/2022 (e)(i)	54,531,474	667,558
K019, 1.730%, 03/25/2022 (e)(i)	86,463,324	1,735,492
K021, 1.544%, 06/25/2022 (e)(i)	70,920,630	1,381,513
K723, 1.072%, 08/25/2023 (e)(i)	73,337,738	1,584,080
K723, 0.978%, 09/25/2023 (e)(i)	61,645,000	1,439,663
K728, 0.529%, 08/25/2024 (e)(i)	64,339,267	870,047
K729, 0.490%, 10/25/2024 (e)(i)	53,147,349	652,793
K042, 1.173%, 12/25/2024 (e)(i)	79,704,204	3,085,557
K046, 0.487%, 03/25/2025 (e)(i)	459,685,265	6,986,664
K046, 0.597%, 07/25/2025 (e)(i)	95,930,553	2,441,864
K734, 0.786%, 02/25/2026 (e)(i)	65,204,620	1,997,465
K735, 1.102%, 05/25/2026 (e)(i)	62,684,079	3,050,245
K735, 1.502%, 05/25/2026 (e)(i)	70,547,000	5,132,442
K737, 1.118%, 10/25/2026 (e)(i)	20,050,000	1,160,378
K061, 0.172%, 11/25/2026 (e)(i)	72,512,000	423,579
K062, 0.299%, 12/25/2026 (e)(i)	79,423,000	1,034,016
K063, 0.421%, 01/25/2027 (e)(i)	102,393,739	1,715,310
K064, 0.742%, 03/25/2027 (e)(i)	98,537,318	3,504,923
K738, 1.482%, 03/25/2027 (e)(i)	24,099,000	1,980,788
K065, 0.688%, 05/25/2027 (e)(i)	57,193,000	2,116,690
K066, 0.889%, 06/25/2027 (e)(i)	31,795,256	1,436,920
KW03, 0.980%, 06/25/2027 (e)(i)	16,180,869	689,033
K067, 0.712%, 07/25/2027 (e)(i)	40,772,300	1,480,707
K068, 0.565%, 08/25/2027 (e)(i)	105,035,324	2,895,383
K069, 0.491%, 09/25/2027 (e)(i)	30,345,757	733,257
K070, 0.456%, 11/25/2027 (e)(i)	279,585,873	6,296,693
K072, 0.494%, 12/25/2027 (e)(i)	61,370,847	1,503,616
K073, 0.334%, 01/25/2028 (e)(i)	54,203,000	925,500
K073, 0.434%, 01/25/2028 (e)(i)	156,811,886	3,455,209
KW06, 0.237%, 06/25/2028 (e)(i)	596,126,015	5,653,659
K080, 0.264%, 07/25/2028 (e)(i)	431,292,398	4,989,320
K081, 0.211%, 08/25/2028 (e)(i)	156,123,608	1,273,485
K084, 0.331%, 10/25/2028 (e)(i)	339,417,559	5,724,617
K089, 0.599%, 01/25/2029 (e)(i)	53,965,000	2,069,617
K088, 0.653%, 01/25/2029 (e)(i)	149,864,902	5,987,193
K090, 0.852%, 02/25/2029 (e)(i)	77,927,717	4,278,271
K091, 0.631%, 03/25/2029 (e)(i)	53,659,000	2,221,939
KW09, 0.939%, 05/25/2029 (e)(i)	47,500,000	2,683,166
K093, 1.092%, 05/25/2029 (e)(i)	54,685,595	3,930,221
K094, 1.016%, 06/25/2029 (e)(i)	141,421,471	9,603,635
K097, 1.218%, 07/25/2029 (e)(i)	72,969,337	6,204,897
K097, 1.477%, 07/25/2029 (e)(i)	66,115,000	7,221,146
KG02, 1.144%, 08/25/2029 (e)(i)	33,000,000	2,499,806
K098, 1.270%, 08/25/2029 (e)(i)	62,274,179	5,540,440
KW10, 0.774%, 09/25/2029 (e)(i)	74,000,311	3,694,717
K099, 1.006%, 09/25/2029 (e)(i)	66,907,455	4,655,876
K100, 1.030%, 09/25/2029 (e)(i)	62,086,000	4,719,033
K102, 0.946%, 10/25/2029 (e)(i)	101,453,043	6,713,929
K101, 1.205%, 10/25/2029 (e)(i)	65,686,000	5,975,600
K103, 0.756%, 11/25/2029 (e)(i)	125,442,028	6,588,792
K104, 1.248%, 01/25/2030 (e)(i)	75,087,187	6,766,362
K105, 1.889%, 01/25/2030 (e)(i)	64,122,000	9,658,703
K107, 1.665%, 02/25/2030 (e)(i)	59,449,000	7,824,648
K108, 1.780%, 03/25/2030 (e)(i)	56,149,819	7,987,974
K108, 1.810%, 03/25/2030 (e)(i)	16,053,000	2,228,290
K112, 1.536%, 05/25/2030 (e)(i)	41,897,703	5,012,243
K111, 1.682%, 05/25/2030 (e)(i)	73,693,277	9,555,255
K112, 1.766%, 05/25/2030 (e)(i)	44,272,000	6,437,972
K114, 1.213%, 06/25/2030 (e)(i)	59,000,000	5,573,305
K114, 1.436%, 06/25/2030 (e)(i)	42,500,000	5,033,326
KG03, 1.483%, 06/25/2030 (e)(i)	15,600,000	1,727,173
K152, 1.102%, 01/25/2031 (e)(i)	30,893,266	2,372,989

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2020

	PRINCIPAL
	AMOUNT	VALUE

Freddie Mac Multifamily Structured
Pass Through Certificates (Cont.)
K155, 0.256%, 04/25/2033 (e)(i)	$247,095,048	$3,937,361
K1511, 0.930%, 03/25/2034 (e)(i)	43,064,400	3,369,664
K1512, 1.055%, 04/25/2034 (e)(i)	47,709,581	4,299,282
K1513, 0.999%, 08/25/2034 (e)(i)	76,945,267	6,666,161
K1514, 0.703%, 10/25/2034 (e)(i)	76,940,924	4,921,603
K1515, 1.639%, 02/25/2035 (e)(i)	59,992,771	9,691,040
K1516, 1.631%, 05/25/2035 (e)(i)	41,991,651	7,095,989
K090, 0.768%, 02/25/2052 (e)(i)	50,517,000	2,601,494

FRESB Mortgage Trust
2020-SB76, 1.317%, 04/25/2040 (e)(i)
	38,231,359	2,688,269

TOTAL AGENCY COMMERCIAL
MORTGAGE BACKED SECURITIES
(Cost $268,142,982)		281,482,529

MUNICIPAL BONDS – 41.10%

Alaska – 0.18%

State of Alaska
5.000%, 08/01/2040	5,960,000	7,798,064

Arizona – 1.86%

Arizona Board of Regents
5.000%, 07/01/2041	4,500,000	5,858,190
5.000%, 07/01/2043	4,000,000	5,179,760

City of Phoenix Civic
Improvement Corp.
5.000%, 07/01/2040	7,000,000	9,238,950
5.000%, 07/01/2040	10,910,000	14,399,564
5.000%, 07/01/2044	12,350,000	16,116,009
5.500%, 07/01/2042	9,000,000	14,306,940

Salt River Project Agricultural
Improvement & Power District
5.000%, 01/01/2047	10,080,000	13,016,606

Tempe Industrial
Development Authority
4.000%, 10/01/2023 (a)	2,000,000	1,995,940
		80,111,959
California – 5.54%

Alvord Unified School District
0.000%, 08/01/2046 (d)	1,975,000	2,558,632

California State University
5.000%, 11/01/2039	2,000,000	2,616,540

City of Industry, CA
4.000%, 01/01/2028	2,885,000	3,252,087

City of Los Angeles
Department of Airports
6.582%, 05/15/2039	5,070,000	6,941,641

City of Los Angeles, CA
3.550%, 09/01/2031	3,000,000	3,490,860

City of Riverside, CA
Water Revenue
5.000%, 10/01/2043	3,305,000	4,262,954

City of Sacramento, CA Transient
Occupancy Tax Revenue
3.858%, 06/01/2025	3,320,000	3,560,766

City of San Diego Tobacco
Settlement Revenue Funding Corp.
3.435%, 06/01/2023	2,155,000	2,275,443

City of South Lake Tahoe, CA
4.000%, 06/01/2027	1,600,000	1,850,512

City of Union City, CA
0.000%, 07/01/2025 (d)	2,105,000	1,894,269

Coachella Valley Unified
School District
0.000%, 08/01/2034 (d)	1,100,000	825,319

County of San Diego, CA
6.029%, 08/15/2026	705,000	864,147

Fullerton Public
Financing Authority
7.750%, 05/01/2031	1,490,000	1,979,852

Gateway Unified School District, CA
0.000%, 08/01/2033 (d)	2,315,000	1,739,283
0.000%, 08/01/2035 (d)	2,315,000	1,643,048
0.000%, 08/01/2036 (d)	2,315,000	1,596,401

Inland Empire Tobacco
Securitization Corp.
3.678%, 06/01/2038	14,565,000	15,504,443

Los Angeles County Metropolitan
Transportation Authority
5.735%, 06/01/2039	12,775,000	18,384,630

Los Angeles Department
of Water & Power
5.000%, 07/01/2040	10,000,000	13,158,900

Los Angeles Housing Authority
5.000%, 06/01/2044	6,510,000	7,651,138

Metropolitan Water District
of Southern California
5.000%, 10/01/2045	4,085,000	5,322,101

Monrovia School Facilities Grant
Financing Authority
7.000%, 06/01/2027	2,585,000	3,279,771

M-S-R Energy Authority
7.000%, 11/01/2034	3,500,000	5,446,385

Northern California Power Agency
5.679%, 06/01/2035	7,900,000	10,000,215

Norwalk-La Mirada Unified
School District
0.000%, 08/01/2038 (d)	4,200,000	2,591,652

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2020

	PRINCIPAL
	AMOUNT	VALUE

California – 5.54% (Cont.)

Oceanside Unified
School District
0.000%, 08/01/2041 (d)	$5,225,000	$3,196,655

Palmdale Elementary
School District
0.000%, 08/01/2029 (d)	540,000	467,645

Peralta Community
College District
0.000%, 08/05/2031 (d)	4,450,000	3,982,350

Placentia-Yorba Linda
Unified School District
0.000%, 08/01/2035 (d)	7,600,000	5,696,732

Poway Unified School District
0.000%, 08/01/2034 (d)	5,735,000	4,404,882

Sacramento County Sanitation
Districts Financing Authority
5.000%, 12/01/2050	10,000,000	13,242,800

Sacramento Municipal
Utility District
5.000%, 08/15/2050	10,000,000	13,041,900

San Diego Unified School District
0.000%, 07/01/2034 (d)	1,550,000	1,183,115
0.000%, 07/01/2036 (d)	7,895,000	5,659,136

San Francisco City &
County Redevelopment
Financing Authority
0.000%, 08/01/2036 (d)	5,225,000	3,299,953

San Mateo Union High
School District
0.000%, 09/01/2041 (d)	10,000,000	11,189,300

Santa Ana Unified
School District
0.000%, 08/01/2037 (d)	2,500,000	1,711,125

South Placer Wastewater Authority
5.000%, 11/01/2035	2,250,000	3,270,128

State of California
5.000%, 04/01/2045	4,550,000	5,764,076
5.000%, 10/01/2049	9,485,000	12,106,844

West Contra Costa Unified
School District
0.000%, 08/01/2036 (d)	4,485,000	3,221,979

West Sonoma County Union
High School District
0.000%, 08/01/2037 (d)	1,840,000	1,274,218

Western Municipal Water
District Facilities Authority
5.000%, 10/01/2040	2,200,000	2,930,796
5.000%, 10/01/2045	2,795,000	3,657,760
5.000%, 10/01/2050	5,480,000	7,130,412

William S. Hart Union
High School District
0.000%, 08/01/2034 (d)	2,380,000	1,833,052
0.000%, 08/01/2036 (d)	1,000,000	724,070

Yosemite Community
College District
0.000%, 08/01/2038 (d)	6,110,000	3,974,127

Yuba Community College District
0.000%, 08/01/2038 (d)	5,055,000	3,455,093
		239,109,137
Colorado – 2.07%

Board of Governors of Colorado
State University System
2.594%, 03/01/2033	4,560,000	4,927,992
2.644%, 03/01/2034	6,275,000	6,789,487

Board of Water Commissioners
City & County of Denver
5.000%, 09/15/2045	12,375,000	16,260,874
5.000%, 09/15/2046	18,205,000	23,884,596

City & County of Denver, CO
Airport System Revenue
5.000%, 12/01/2036	10,750,000	14,941,425

City of Fruita, CO
Healthcare Revenue
5.000%, 01/01/2028	3,375,000	3,313,946

Colorado Educational &
Cultural Facilities Authority
3.285%, 03/01/2028	1,000,000	1,094,770

Ebert Metropolitan District
5.000%, 12/01/2043	10,000,000	12,478,800

Weld County School
District No. 6
5.000%, 12/01/2039	2,500,000	3,261,350

Weld County School
District No. RE-2
5.000%, 12/01/2044	1,730,000	2,217,376
		89,170,616
Delaware – 0.07%

University of Delaware
5.000%, 11/01/2042	1,990,000	3,057,217

District of Columbia – 0.88%

District of Columbia
5.000%, 05/01/2045	5,000,000	6,468,050

Metropolitan Washington
Airports Authority Dulles
Toll Road Revenue
8.000%, 10/01/2047	10,200,000	18,772,998

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2020

	PRINCIPAL
	AMOUNT	VALUE

District of Columbia – 0.88% (Cont.)

Washington Metropolitan
Area Transit Authority
5.000%, 07/15/2045	$10,000,000	$12,821,800
		38,062,848
Florida – 3.29%

Broward County, FL Water
& Sewer Utility Revenue
5.000%, 10/01/2040	3,245,000	4,216,423

City of Deerfield Beach, FL
5.250%, 12/01/2041	3,255,000	4,194,133

City of Fort Lauderdale, FL
1.600%, 01/01/2029	5,000,000	5,019,950
1.700%, 01/01/2030	15,085,000	15,145,642

City of Gainesville, FL
0.000%, 10/01/2027 (d)	4,610,000	4,011,991
0.000%, 10/01/2028 (d)	1,300,000	1,091,935

City of Gainesville, FL
Utilities System Revenue
5.000%, 10/01/2044	12,580,000	16,179,012
5.000%, 10/01/2047	7,000,000	8,969,590

City of Tampa, FL Water &
Wastewater System Revenue
5.000%, 10/01/2039	3,175,000	4,228,433
5.000%, 10/01/2046	12,650,000	16,708,500
5.000%, 10/01/2050	10,000,000	13,174,100

County of Miami-Dade, FL
6.875%, 10/01/2034	1,550,000	2,267,355

County of Miami-Dade, FL
Aviation Revenue
3.175%, 10/01/2028	5,100,000	5,323,737
3.275%, 10/01/2029	1,700,000	1,782,705

County of Miami-Dade, FL
Transit System
1.650%, 07/01/2030	17,395,000	17,250,100

County of Miami-Dade, FL
Water & Sewer System Revenue
5.000%, 10/01/2044	11,490,000	14,632,400

County of Pasco, FL
5.000%, 10/01/2048	1,880,000	2,370,774

County of Polk, FL
Utility System Revenue
5.000%, 10/01/2038	3,235,000	4,286,278

Key West Utility Board
5.000%, 10/01/2038	1,000,000	1,255,700
		142,108,758
Georgia – 0.27%

Medical Center Hospital Authority
4.875%, 08/01/2022	7,020,000	7,505,854

Valdosta & Lowndes County
Hospital Authority
2.604%, 10/01/2030	2,000,000	2,113,960
3.000%, 10/01/2029	2,000,000	2,184,780
		11,804,594
Hawaii – 0.59%

City & County Honolulu, HI
Wastewater System Revenue
5.000%, 07/01/2049	6,000,000	7,629,780
5.000%, 07/01/2039	1,200,000	1,558,716

City & County of Honolulu, HI
5.000%, 08/01/2044	2,000,000	2,555,560

State of Hawaii Airports
System Revenue
5.000%, 07/01/2043	11,450,000	13,576,723
		25,320,779
Illinois – 0.23%

City of Chicago, IL
Waterworks Revenue
5.750%, 11/01/2030	2,485,000	3,192,529

Metropolitan Water Reclamation
District of Greater Chicago
5.000%, 12/01/2041	2,570,000	3,009,753

State of Illinois
5.750%, 01/01/2037	3,000,000	3,718,320
		9,920,602
Indiana – 0.63%

GCS School Building Corp.
5.000%, 01/15/2040	2,100,000	2,670,171

Indiana Finance Authority
4.807%, 07/15/2035	3,000,000	3,711,720
5.000%, 02/01/2040	3,535,000	4,541,061
5.000%, 10/01/2044	5,680,000	7,206,102

Indianapolis Local Public
Improvement Bond Bank
5.000%, 01/01/2040	4,500,000	5,721,255
5.000%, 02/01/2049	1,000,000	1,241,850
5.854%, 01/15/2030	1,810,000	2,296,438
		27,388,597
Iowa – 0.07%

Iowa Finance Authority
5.000%, 08/01/2044	2,280,000	2,993,435

Kansas – 0.19%

Kansas Development
Finance Authority
5.371%, 05/01/2026	7,210,000	8,250,691

Kentucky – 0.15%

County of Warren, KY
3.921%, 12/01/2031	825,000	952,751
4.397%, 12/01/2038	1,540,000	1,872,548

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2020

	PRINCIPAL
	AMOUNT	VALUE

Kentucky – 0.15% (Cont.)

Kentucky Higher Education
Student Loan Corp.
3.860%, 06/01/2025	$2,000,000	$2,215,600

Kentucky State Property &
Building Commission
5.000%, 02/01/2032	1,150,000	1,343,188
		6,384,087
Louisiana – 1.06%

Parish of East Baton Rouge
Capital Improvements District
5.000%, 08/01/2048	10,000,000	12,634,500

State of Louisiana
5.000%, 03/01/2039	15,000,000	19,162,800

State of Louisiana Gasoline
& Fuels Tax Revenue
2.230%, 05/01/2036	7,000,000	7,041,720
2.830%, 05/01/2043	7,000,000	7,050,890
		45,889,910
Maryland – 0.46%

County of Anne Arundel, MD
5.000%, 10/01/2042	7,200,000	9,373,104

Maryland Stadium Authority
5.000%, 05/01/2050	7,000,000	10,463,880
		19,836,984
Massachusetts – 1.23%

Commonwealth of Massachusetts
5.000%, 01/01/2049	8,000,000	10,009,280
5.000%, 05/01/2045	10,000,000	12,672,400
5.250%, 01/01/2044	5,000,000	6,435,850

Commonwealth of Massachusetts
Transportation Fund Revenue
5.000%, 06/01/2049	5,000,000	6,333,100
5.000%, 05/01/2045	5,000,000	6,553,650
5.631%, 06/01/2030	1,050,000	1,352,505

Massachusetts Educational
Financing Authority
3.455%, 07/01/2028	2,000,000	2,088,580
3.831%, 07/01/2024	450,000	477,356

Massachusetts School
Building Authority
5.000%, 02/15/2044	5,000,000	6,292,150

Massachusetts State College
Building Authority
5.932%, 05/01/2040	550,000	769,813
		52,984,684
Michigan – 2.10%

Chippewa Valley Schools
5.000%, 05/01/2039	3,800,000	4,818,628
5.000%, 05/01/2040	3,975,000	5,019,829

Detroit City School District
7.747%, 05/01/2039	8,615,000	12,796,204

Lansing Board of Water & Light
5.000%, 07/01/2044	2,250,000	2,863,710

Michigan Finance Authority
2.610%, 11/01/2025	2,180,000	2,286,820
2.710%, 11/01/2026	7,145,000	7,557,338
3.084%, 12/01/2034	5,000,000	5,553,450
3.610%, 11/01/2032	3,000,000	3,322,320

Schoolcraft Community Schools
5.000%, 05/01/2050	8,315,000	10,441,145

State of Michigan Trunk
Line Revenue
5.000%, 11/15/2045	22,000,000	28,488,680

Thornapple Kellogg
School District
5.000%, 05/01/2042	2,345,000	3,015,412

Walled Lake Consolidated
School District
5.000%, 05/01/2050	3,500,000	4,454,730
		90,618,266
Mississippi – 0.39%

Mississippi Development Bank
5.460%, 10/01/2036	5,955,000	7,358,236

State of Mississippi
5.000%, 10/15/2037	7,925,000	9,441,211
		16,799,447
Missouri – 0.61%

Kansas City Industrial
Development Authority
5.000%, 03/01/2049	11,085,000	13,297,566

Kansas City Land Clearance
Redevelopment Authority
6.400%, 10/15/2040 (a)	8,000,000	8,158,480

St. Louis School District
6.450%, 04/01/2028	3,800,000	5,037,546
		26,493,592
Nebraska – 0.18%

Central Plains Energy Project
5.000%, 09/01/2034	5,700,000	7,647,576

Nevada – 0.71%

City of North Las Vegas, NV
6.572%, 06/01/2040	10,370,000	15,007,464

Clark County School District
5.510%, 06/15/2024	5,495,000	5,898,828

County of Washoe, NV
5.000%, 02/01/2042	8,000,000	9,884,640
		30,790,932

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2020

	PRINCIPAL
	AMOUNT	VALUE

New Jersey – 1.04%

Mercer County
Improvement Authority
8.270%, 12/01/2034	$5,000,000	$7,296,000

New Jersey Economic
Development Authority
0.000%, 02/15/2025 (d)	18,806,000	17,754,369
7.425%, 02/15/2029	10,000,000	12,529,900

New Jersey Institute
of Technology
3.323%, 07/01/2024	1,540,000	1,621,250
3.415%, 07/01/2042	3,500,000	3,629,605

Rutgers The State University
of New Jersey
3.270%, 05/01/2043	2,000,000	2,223,340
		45,054,464
New Mexico – 0.08%

City of Albuquerque, NM Refuse
Removal & Disposal Revenue
5.000%, 07/01/2046	2,670,000	3,399,124

New York – 1.33%

City of New York, NY
5.000%, 08/01/2043	5,000,000	6,183,300
5.000%, 03/01/2043	1,610,000	2,015,672

Dutchess County Local
Development Corp.
4.550%, 07/01/2022	1,055,000	1,077,503

New York City Transitional Finance
Authority Building Aid Revenue
4.800%, 07/15/2026	4,000,000	4,762,640

New York City Transitional
Finance Authority Future
Tax Secured Revenue
5.932%, 11/01/2036	3,715,000	3,746,763

New York City Water
& Sewer System
5.000%, 06/15/2040	10,000,000	12,977,400

New York State
Dormitory Authority
2.746%, 07/01/2030	6,430,000	6,778,056
2.826%, 07/01/2031	15,015,000	15,795,630
5.096%, 08/01/2034	3,125,000	3,832,062
		57,169,026
Ohio – 2.06%

American Municipal Power, Inc.
7.499%, 02/15/2050	3,255,000	5,478,588

Buckeye Tobacco Settlement
Financing Authority
1.850%, 06/01/2029	1,185,000	1,191,991

County of Hamilton, OH
3.756%, 06/01/2042	8,000,000	8,938,640
5.000%, 11/15/2049	10,880,000	17,376,992

JobsOhio Beverage System
2.833%, 01/01/2038	7,125,000	7,706,543
4.532%, 01/01/2035	14,265,000	18,079,033

Ohio Water Development
Authority Water Pollution
Control Loan Fund
5.000%, 12/01/2044	5,000,000	6,468,050
5.000%, 12/01/2050	10,000,000	12,960,000

South-Western City
School District
0.000%, 12/01/2028 (d)	2,735,000	2,312,989

State of Ohio
5.000%, 04/01/2039	1,865,000	2,418,215
5.000%, 04/01/2040	4,000,000	5,171,400

Sycamore Community City
School District
5.850%, 12/01/2028	605,000	781,128
		88,883,569
Oklahoma – 0.08%

Oklahoma Development
Finance Authority
5.450%, 08/15/2028	3,015,000	3,543,620

Oregon – 1.04%

Benton & Linn Counties
Consolidated School District
No. 509J & 509A
5.000%, 06/15/2038	2,000,000	2,519,180

Oregon Health &
Science University
2.850%, 07/01/2030	1,000,000	1,078,050

State of Oregon
5.000%, 05/01/2044	7,000,000	8,943,970

State of Oregon Department
of Transportation
5.000%, 11/15/2038	2,250,000	2,940,997
5.000%, 11/15/2042	8,195,000	10,590,071

University of Oregon
5.000%, 04/01/2050	15,000,000	19,000,650
		45,072,918
Pennsylvania – 0.93%

Berks County Industrial
Development Authority
3.950%, 05/15/2024	720,000	741,737
4.450%, 05/15/2027	800,000	845,016

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2020

	PRINCIPAL
	AMOUNT	VALUE

Pennsylvania – 0.93% (Cont.)

Commonwealth
Financing Authority
2.758%, 06/01/2030	$4,500,000	$4,859,640
2.758%, 06/01/2030	1,040,000	1,117,345
3.657%, 06/01/2038	5,000,000	5,663,400
3.807%, 06/01/2041	30,000	34,395
4.014%, 06/01/2033	2,130,000	2,490,779

Montgomery County Industrial
Development Authority
3.150%, 11/15/2028	10,000,000	10,057,700

Pennsylvania Economic
Development Financing Authority
5.000%, 12/31/2030	1,000,000	1,161,120

Pennsylvania Turnpike Commission
5.000%, 06/01/2042	5,000,000	5,848,950
6.375%, 12/01/2038	3,850,000	5,128,470

Union County Hospital Authority
3.800%, 08/01/2023	840,000	872,399
4.400%, 08/01/2028	1,060,000	1,181,804
		40,002,755
Puerto Rico – 0.30%

Children’s Trust Fund
5.375%, 05/15/2033	3,585,000	3,607,083

GDB Debt Recovery Authority
of Puerto Rico
7.500%, 08/20/2040	9,869,059	6,772,642

Puerto Rico Sales Tax Financing
Corp. Sales Tax Revenue
0.000%, 07/01/2027 (d)	3,237,000	2,750,123
		13,129,848
Rhode Island – 0.18%

Providence Public Building Authority
5.000%, 09/15/2036	6,365,000	7,944,857

South Carolina – 0.66%

City of Charleston, SC Waterworks
& Sewer System Revenue
5.000%, 01/01/2044	3,190,000	4,152,168

Commission of Public Works,
City of Greer
5.500%, 09/01/2032	2,000,000	2,813,460

Lexington County
School District No. 1
1.550%, 02/01/2029	3,930,000	3,993,980

Spartanburg County
School District No. 7
5.000%, 03/01/2048	5,000,000	6,284,650
5.000%, 03/01/2043	4,000,000	5,063,880
5.000%, 03/01/2048	5,000,000	6,284,650
		28,592,788
South Dakota – 0.21%

South Dakota Conservancy District
5.000%, 08/01/2040	1,960,000	2,593,962
5.000%, 08/01/2041	1,820,000	2,400,179
5.000%, 08/01/2042	2,965,000	3,899,598
		8,893,739
Texas – 6.81%

Austin Achieve Public Schools, Inc.
5.750%, 06/15/2026	2,000,000	2,002,500

City of Austin, TX Electric
Utility Revenue
5.000%, 11/15/2049	13,250,000	16,930,585

City of Dallas, TX
0.000%, 02/15/2031 (d)	10,000,000	7,882,400
0.000%, 02/15/2032 (d)	15,000,000	11,428,200

City of Dallas, TX Waterworks &
Sewer System Revenue
5.000%, 10/01/2045	23,135,000	30,427,152

City of El Paso, TX
6.018%, 08/15/2035	3,000,000	4,145,220

City of Houston, TX
5.508%, 03/01/2036	4,900,000	6,618,969
6.290%, 03/01/2032	975,000	1,263,405

City of Houston, TX Airport
System Revenue
6.880%, 01/01/2028	1,500,000	1,773,465

City of Houston, TX Combined
Utility System Revenue
5.000%, 11/15/2045	10,000,000	13,107,500
5.000%, 11/15/2049	2,000,000	2,561,440

City of Irving, TX
7.375%, 08/15/2044	3,500,000	3,805,515

City of San Antonio, TX Electric
& Gas Systems Revenue
5.000%, 02/01/2038	5,400,000	7,117,308
5.000%, 02/01/2039	5,030,000	6,593,475
5.000%, 02/01/2040	1,490,000	1,948,965
5.000%, 02/01/2045	2,150,000	2,775,908
5.000%, 02/01/2049	6,650,000	8,545,715

Colony Economic
Development Corp.
7.250%, 10/01/2042	5,000,000	5,413,150

Dallas Area Rapid Transit
5.000%, 12/01/2045	7,620,000	9,763,658

Fort Worth International Airport
2.994%, 11/01/2038	15,000,000	15,629,550

Lower Colorado River Authority
5.000%, 05/15/2045	7,160,000	8,890,859
5.000%, 05/15/2050	10,210,000	12,619,866

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2020

	PRINCIPAL
	AMOUNT	VALUE

Texas – 6.81% (Cont.)

Metropolitan Transit Authority
of Harris County Sales &
Use Tax Revenue
2.599%, 11/01/2037	$7,015,000	$7,358,384

New Hope Cultural Education
Facilities Corp.
4.000%, 08/01/2020 (f)(k)	220,000	70,400

North Texas Tollway Authority
0.000%, 01/01/2031 (d)	7,500,000	6,224,925
5.000%, 01/01/2043	1,900,000	2,318,741
8.410%, 02/01/2030	5,090,000	7,081,055

State of Texas
4.000%, 08/01/2032	6,365,000	8,140,135

Texas Public Finance Authority
8.250%, 07/01/2024	21,145,000	21,225,563

Texas Transportation Commission
1.963%, 10/01/2036	5,150,000	5,174,926
2.013%, 10/01/2037	6,295,000	6,296,889
2.063%, 10/01/2038	6,445,000	6,427,727

Texas Water Development Board
5.000%, 04/15/2049	30,000,000	37,937,700

University of Texas System
5.000%, 08/15/2040	2,750,000	4,153,435
		293,654,685
Utah – 0.59%

City of Salt Lake City, UT
Public Utilities Revenue
5.000%, 02/01/2042	3,535,000	4,512,640

County of Salt Lake, UT
Convention Hotel Revenue
5.750%, 10/01/2047 (a)	5,000,000	4,536,550

County of Utah, UT
5.000%, 05/15/2043	2,500,000	3,196,150
5.000%, 05/15/2050	10,310,000	13,038,232
		25,283,572
Virginia – 0.22%

County of Botetourt, VA
6.000%, 07/01/2044	4,485,000	4,590,622

Virginia Commonwealth
Transportation Board
5.350%, 05/15/2035	3,610,000	4,780,398
		9,371,020
Washington – 1.21%

State of Washington
5.000%, 02/01/2042	25,000,000	32,374,500
5.000%, 02/01/2043	5,000,000	6,458,850
5.000%, 06/01/2044	3,730,000	4,803,830

Washington State Housing
Finance Commission
3.000%, 01/01/2025 (a)	8,500,000	8,368,505
		52,005,685
West Virginia – 1.17%

State of West Virginia
5.000%, 12/01/2040	8,295,000	10,663,388
5.000%, 06/01/2041	11,545,000	14,817,315
5.000%, 12/01/2041	11,580,000	14,830,622

Tobacco Settlement
Finance Authority
7.467%, 06/01/2047	9,705,000	10,246,248
		50,557,573
Wisconsin – 0.43%

Milwaukee Redevelopment
Authority
0.000%, 04/01/2039 (d)	1,000,000	521,550

Public Finance Authority
4.153%, 05/15/2031	3,635,000	4,127,251
5.000%, 05/15/2032 (a)	1,275,000	1,358,194
7.625%, 12/01/2048 (a)(f)	5,000,000	4,705,450
9.000%, 06/01/2029 (a)(f)	4,000,000	3,971,400

Wisconsin Department
of Transportation
1.789%, 07/01/2033	4,000,000	4,040,519
		18,724,364
TOTAL MUNICIPAL BONDS
(Cost $1,700,135,665)		1,773,826,382

CLOSED-END MUTUAL FUNDS – 0.14%
BlackRock Investment Quality
Municipal Trust, Inc.	24,400	387,960
Invesco High Income Trust II	71,475	907,733
Invesco Municipal
Opportunity Trust	172,200	2,135,280
Nuveen Quality Municipal
Income Fund	183,527	2,646,459

TOTAL CLOSED-END MUTUAL
FUNDS (Cost $5,986,055)		6,077,432

GOVERNMENT SECURITY &
AGENCY ISSUES – 0.12%
United States International
Development Finance Corp.
1.320%, 03/15/2035	5,000,000	5,021,909

TOTAL GOVERNMENT
SECURITY & AGENCY ISSUES
(Cost $5,000,000)		5,021,909

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2020

	PRINCIPAL
	AMOUNT	VALUE

SHORT-TERM INVESTMENTS – 3.34%
First American Government
Obligations Fund –
Class X, 0.066% (j)	$144,091,454	$144,091,454
TOTAL SHORT-TERM
INVESTMENTS
(Cost $144,091,454)		144,091,454

Total Investments
(Cost $4,298,194,065) – 100.82%		4,350,534,541

Liabilities in Excess
of Other Assets – (0.82)%		(35,207,994)

TOTAL NET ASSETS – 100.00%		$4,315,326,547

Percentages are stated as a percent of net assets.
(a)	Securities issued pursuant to Rule 144A under the Securities Act of 1933.
(b)	Variable rate security; the rate shown represents the rate at August 31, 2020.
(c)	Foreign issued security.
(d)	Represents a principal-only security that entitles holders to receive only principal payments on underlying mortgages.
(e)	Variable rate security; the rate shown represents the rate at August 31, 2020. The coupon is based on an underlying pool of loans.
(f)	Represents an illiquid security. The total market value of these securities were $20,935,837, representing 0.49% of net assets.
(g)	Step-up bond; the rate shown represents the rate at August 31, 2020.
(h)	Inverse floating rate security whose interest rate moves in opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier slope.
(i)	Represents an interest-only security that entitles holders to receive only interest payments on underlying mortgages.
(j)	Seven day yield at August 31, 2020.
(k)	Default or other conditions exist at August 31, 2020.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS
August 31, 2020

	PRINCIPAL
	AMOUNT	VALUE

AGENCY COMMERCIAL MORTGAGE
BACKED SECURITIES – 0.19%

Freddie Mac Multifamily ML Certificates
2019-ML06, 1.132%,
06/25/2037 (a)(b)(c)	$10,180,891	$1,057,466

TOTAL AGENCY COMMERCIAL
MORTGAGE BACKED SECURITIES
(Cost $1,011,530)		1,057,466

MUNICIPAL BONDS – 97.78%

Alabama – 1.63%

Alabama Economic
Settlement Authority
3.163%, 09/15/2025	1,625,000	1,709,646

Alabama Highway Finance Corp.
5.000%, 08/01/2038	2,000,000	2,639,240
5.000%, 08/01/2039	500,000	657,740
5.000%, 08/01/2040	1,000,000	1,311,610

City of Homewood, AL
5.000%, 09/01/2033	1,000,000	1,225,600

Lower Alabama Gas District
5.000%, 09/01/2031	1,005,000	1,308,822
		8,852,658
Alaska – 0.61%

Alaska Housing Finance Corp.
5.000%, 12/01/2031	1,145,000	1,414,499

CIVIC Ventures, AK
5.000%, 09/01/2033	1,750,000	1,870,802
		3,285,301
Arizona – 3.77%

Arizona Industrial
Development Authority
4.000%, 11/01/2045	2,000,000	2,296,180
4.000%, 11/01/2050	2,500,000	2,858,325

City of Phoenix Civic
Improvement Corp.
5.500%, 07/01/2038	2,000,000	3,060,200
5.500%, 07/01/2042	1,545,000	2,456,025

Florence Town, Inc. Industrial
Development Authority
5.000%, 07/01/2023	250,000	262,052

Park Central Community
Facilities District
4.375%, 07/01/2024	1,570,000	1,559,497

Salt River Project Agricultural
Improvement & Power District
5.000%, 01/01/2047	5,000,000	6,456,650

Tempe Industrial
Development Authority
4.000%, 10/01/2023 (a)	1,500,000	1,496,955
		20,445,884
Arkansas – 0.27%

County of Saline, AR
3.550%, 06/01/2042	1,410,000	1,472,491

California – 8.67%

California County Tobacco
Securitization Agency
1.750%, 06/01/2030	500,000	508,100
5.000%, 06/01/2033	1,950,000	2,540,947

California Statewide Communities
Development Authority
6.400%, 06/01/2039	2,420,000	3,321,256

City of Los Angeles, CA
Department of Airports
5.000%, 05/15/2033	1,215,000	1,434,064

City of San Diego Tobacco
Settlement Revenue Funding Corp.
4.000%, 06/01/2032	1,755,000	1,851,823

Clovis Unified School District
0.000%, 08/01/2028 (d)	2,175,000	1,972,877

El Camino Healthcare District
0.000%, 08/01/2028 (d)	1,435,000	1,316,067

Encinitas Union School District
0.000%, 08/01/2035 (d)	640,000	899,872

Los Angeles Housing Authority
5.000%, 06/01/2044	2,200,000	2,585,638

Low Income Investment Fund
3.711%, 07/01/2029	1,000,000	1,099,675

Manteca Redevelopment Agency
Successor Agency
2.393%, 10/01/2030	500,000	518,945

Mesa Water District
5.000%, 03/15/2050	3,600,000	4,657,932

Mountain View Shoreline
Regional Park Community
5.000%, 08/01/2043	3,100,000	3,849,890

M-S-R Energy Authority
6.500%, 11/01/2039	2,350,000	3,743,855
7.000%, 11/01/2034	1,160,000	1,805,088

Palmdale Elementary School District
0.000%, 08/01/2028 (d)	500,000	444,710

Ravenswood City School District
5.000%, 08/01/2038	1,360,000	1,659,962

Rialto Redevelopment Agency
5.000%, 09/01/2037	1,000,000	1,226,670

Riverside County Redevelopment
Successor Agency
0.000%, 10/01/2031 (d)	840,000	960,414

San Diego Unified School District
0.000%, 07/01/2041 (d)	2,005,000	2,320,567

San Joaquin Hills Transportation
Corridor Agency
5.000%, 01/15/2029	550,000	631,978

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2020

	PRINCIPAL
	AMOUNT	VALUE

California – 8.67% (Cont.)

San Leandro Unified School District
0.000%, 08/01/2039 (d)	$1,565,000	$1,514,717

San Mateo Foster City
Public Financing Authority
5.000%, 08/01/2049	2,000,000	2,536,340

St. Helena Unified School District
0.000%, 06/01/2036 (d)	2,805,000	3,641,788
		47,043,175
Colorado – 4.54%

City & County of Denver, CO
Airport System Revenue
5.000%, 12/01/2034	2,500,000	3,450,750

City of Fruita, CO
Healthcare Revenue
5.000%, 01/01/2028	1,000,000	981,910

Colorado Health Facilities Authority
5.000%, 08/01/2044	2,410,000	2,906,267

CommonSpirit Health
2.950%, 11/01/2022	1,725,000	1,799,056

El Paso County School
District No. 49
5.000%, 12/15/2031	1,500,000	1,792,680

Public Authority for Colorado Energy
6.500%, 11/15/2038	1,670,000	2,662,698

Pueblo City Schools
5.000%, 12/15/2039	2,000,000	2,591,060

Vauxmont Metropolitan District
5.000%, 12/15/2021	100,000	105,362
5.000%, 12/01/2021	300,000	315,447
5.000%, 12/01/2050	3,450,000	4,176,191

Weld County School District
No. RE-2
5.000%, 12/01/2044	3,000,000	3,845,160
		24,626,581
Delaware – 0.85%

University of Delaware
5.000%, 11/01/2038	1,595,000	2,368,527
5.000%, 11/01/2039	1,510,000	2,264,155
		4,632,682
District of Columbia – 1.21%

District of Columbia
5.000%, 03/01/2044	3,460,000	4,460,459

Metropolitan Washington
Airports Authority
5.000%, 10/01/2032	1,745,000	2,082,151
		6,542,610
Florida – 7.24%

Broward County FL Water &
Sewer Utility Revenue
5.000%, 10/01/2038	1,000,000	1,306,740

Capital Trust Agency, Inc.
5.000%, 08/01/2040	300,000	350,556
5.000%, 08/01/2055	800,000	914,216

City of Belle Isle, FL
5.500%, 10/01/2022	330,000	343,038

City of Orlando, FL Tourist
Development Tax Revenue
5.000%, 11/01/2038	1,000,000	1,184,960

City of Tampa, FL
5.000%, 07/01/2050	2,000,000	2,451,180

County of Miami-Dade, FL
5.000%, 07/01/2043	1,500,000	1,829,250
5.000%, 07/01/2043	3,500,000	4,458,055

County of Miami-Dade, FL
Aviation Revenue
5.000%, 10/01/2038	3,250,000	3,711,337

County of Miami-Dade, FL
Seaport Revenue
5.750%, 10/01/2028	545,000	623,758

County of Sarasota, FL Utility
System Revenue
5.000%, 10/01/2039	2,055,000	2,626,311

Dade County, FL Professional Sports
Franchise Facilities Tax Revenue
5.250%, 10/01/2030	1,040,000	1,435,304

Florida Development Finance Corp.
5.000%, 09/15/2040 (a)	2,050,000	2,186,264
5.500%, 09/15/2025 (a)	2,045,000	2,041,687
6.500%, 01/01/2049 (a)	3,250,000	2,816,840

Greater Orlando Aviation Authority
5.000%, 10/01/2046	1,500,000	1,730,430

School Board of Miami-Dade County
5.000%, 03/15/2039	2,645,000	3,165,483

School District of Broward County
5.000%, 07/01/2040	2,500,000	3,140,575

St Johns County Industrial
Development Authority
5.500%, 08/01/2044	2,850,000	2,912,501

Venetian Community
Development District
5.000%, 05/01/2023	80,000	82,738
		39,311,223
Georgia – 2.13%

Americus & Sumter County
Hospital Authority
5.125%, 05/15/2023	250,000	264,890

Brookhaven Development Authority
5.000%, 07/01/2039	855,000	1,070,246

City of Atlanta, GA Water &
Wastewater Revenue
5.500%, 11/01/2027	1,550,000	1,944,521

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2020

	PRINCIPAL
	AMOUNT	VALUE

Georgia – 2.13% (Cont.)

Cobb County Kennestone
Hospital Authority
4.000%, 04/01/2041	$225,000	$249,579
5.000%, 04/01/2050	4,000,000	4,944,640
5.000%, 04/01/2037	175,000	214,302
5.000%, 04/01/2038	550,000	671,352

Georgia Municipal Association, Inc.
5.000%, 12/01/2037	500,000	620,200

Main Street Natural Gas, Inc.
5.000%, 05/15/2029	1,250,000	1,568,213
		11,547,943
Hawaii – 0.91%

City & County of Honolulu, HI
5.000%, 10/01/2030	1,000,000	1,392,840
5.000%, 07/01/2035	900,000	1,209,492

State of Hawaii
5.000%, 01/01/2038	1,885,000	2,349,992
		4,952,324
Illinois – 6.17%

Boone & Winnebago
Counties Community Unit
School District No. 200
0.000%, 01/01/2024 (d)	815,000	788,260

Boone Mchenry & Dekalb
Counties Community Unit
School District No. 100
0.000%, 12/01/2023 (d)	520,000	511,633
0.000%, 12/01/2023 (d)	615,000	603,709
0.000%, 12/01/2024 (d)	155,000	151,362
0.000%, 12/01/2024 (d)	365,000	354,714

Chicago Board of Education
0.000%, 12/01/2022 (d)	840,000	814,069

Chicago O’Hare International Airport
5.000%, 01/01/2037	2,000,000	2,330,660
5.000%, 01/01/2042	500,000	575,355

Chicago Transit Authority
5.000%, 06/01/2024	750,000	857,467
5.250%, 12/01/2036	1,500,000	1,564,395

Cook County School District No. 103
0.000%, 12/01/2022 (d)	850,000	836,757

Illinois Finance Authority
3.000%, 10/01/2037	1,455,000	1,472,664
5.000%, 01/01/2034	500,000	591,230
5.000%, 07/01/2037	2,010,000	2,612,819

Metropolitan Pier &
Exposition Authority
0.000%, 06/15/2026 (d)	2,380,000	2,127,601

Metropolitan Water Reclamation
District of Greater Chicago
5.000%, 12/01/2041	3,500,000	4,098,885

Railsplitter Tobacco
Settlement Authority
5.000%, 06/01/2027	1,125,000	1,371,533

Regional Transportation Authority
5.750%, 06/01/2034	3,000,000	4,178,220

Sales Tax Securitization Corp.
5.000%, 01/01/2027	1,700,000	2,029,324

State of Illinois
4.875%, 05/01/2021	1,000,000	1,021,790
5.000%, 11/01/2028	2,000,000	2,246,460
6.000%, 06/15/2026	1,575,000	1,940,558

Will County Community Unit
School District No. 201
0.000%, 11/01/2020 (d)	430,000	429,647
		33,509,112
Indiana – 5.11%

City of Valparaiso, IN
6.750%, 01/01/2034	500,000	556,295

Hammond Multi-School
Building Corp.
5.000%, 07/15/2034	2,000,000	2,437,660

Indiana Finance Authority
5.000%, 10/01/2044	3,000,000	3,806,040
5.000%, 09/01/2036	1,000,000	1,181,530
5.500%, 11/15/2026	1,155,000	1,193,254

Indiana Health Facility
Financing Authority
5.000%, 11/15/2034	1,350,000	1,601,167

Indiana Municipal Power Agency
5.000%, 01/01/2042	3,750,000	4,405,012

Indianapolis Local Public
Improvement Bond Bank
5.000%, 01/01/2038	1,715,000	2,195,492
5.000%, 01/01/2039	2,500,000	3,144,500
5.250%, 02/01/2039	2,135,000	2,745,204

Northern Indiana Commuter
Transportation District
5.000%, 07/01/2033	1,130,000	1,350,644

Purdue University
5.000%, 07/01/2035	700,000	943,852
5.000%, 07/01/2036	1,500,000	2,013,150
5.000%, 07/01/2037	100,000	133,706
		27,707,506
Iowa – 0.23%

Iowa Finance Authority
2.875%, 05/15/2049	1,250,000	1,255,388

Kentucky – 2.08%

County of Trimble, KY
1.300%, 09/01/2044	2,500,000	2,493,275

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2020

	PRINCIPAL
	AMOUNT	VALUE

Kentucky – 2.08% (Cont.)

Grant County School District
Finance Corp.
1.400%, 08/01/2022	$165,000	$166,909

Kentucky Bond Development Corp.
5.000%, 09/01/2049	3,000,000	3,698,820

Kentucky Economic Development
Finance Authority
5.000%, 05/15/2026	1,000,000	1,013,290

Kentucky Public Energy Authority
4.000%, 02/01/2050	3,350,000	3,939,801
		11,312,095
Louisiana – 1.50%

East Baton Rouge
Sewerage Commission
5.000%, 02/01/2039	2,000,000	2,410,880

Louisiana Energy & Power Authority
5.250%, 06/01/2028	410,000	459,249

Louisiana Local Government
Environmental Facilities &
Community Development Authority
5.000%, 11/01/2032	1,200,000	1,438,080
5.000%, 12/01/2037	1,685,000	2,130,683

Louisiana Stadium &
Exposition District
5.000%, 07/03/2023	500,000	529,760

Tobacco Settlement Financing Corp.
5.000%, 05/15/2022	400,000	421,568
5.250%, 05/15/2033	740,000	778,635
		8,168,855
Maine – 0.47%

Maine Governmental
Facilities Authority
5.000%, 10/01/2038	2,000,000	2,578,020

Maryland – 0.71%

County of Anne Arundel, MD
5.000%, 10/01/2046	3,000,000	3,876,510

Massachusetts – 1.55%

Commonwealth of Massachusetts
5.250%, 09/01/2043	2,000,000	2,563,180

Massachusetts Educational
Financing Authority
5.000%, 07/01/2028	2,250,000	2,721,060

Massachusetts School
Building Authority
5.000%, 02/15/2044	2,500,000	3,146,075
		8,430,315
Michigan – 3.84%

Battle Creek School District
5.000%, 05/01/2037	775,000	937,169

Bedford Public School District
5.000%, 05/01/2037	1,150,000	1,461,592

Charter Township of Commerce, MI
5.000%, 12/01/2038	1,000,000	1,204,770

Detroit City School District
5.250%, 05/01/2027	715,000	910,839

Grand Rapids Public Schools
5.000%, 11/01/2040	1,000,000	1,264,750

Michigan Finance Authority
3.875%, 10/01/2023	250,000	259,175
5.000%, 12/01/2041	1,950,000	2,433,210

Schoolcraft Community Schools
5.000%, 05/01/2046	2,000,000	2,522,300

State of Michigan Trunk
Line Revenue
5.000%, 11/15/2045	3,000,000	3,884,820

Thornapple Kellogg School District
5.000%, 05/01/2043	2,360,000	3,029,508

Walled Lake Consolidated
School District
5.000%, 05/01/2045	2,300,000	2,944,621
		20,852,754
Minnesota – 1.40%

City of Minneapolis, MN
5.000%, 03/01/2029	450,000	460,759
5.750%, 07/01/2055	2,000,000	2,178,460

City of St. Anthony, MN
6.000%, 12/01/2030	1,000,000	1,067,410

Dakota County Community
Development Agency
3.800%, 07/01/2022	2,000,000	1,985,340

Housing & Redevelopment Authority
of the City of St. Paul, MN
3.750%, 09/01/2021	1,000,000	1,000,000

Minneapolis-St. Paul Metropolitan
Airports Commission
5.000%, 01/01/2041	750,000	886,688
		7,578,657
Missouri – 1.37%

Jackson County School District
5.500%, 03/01/2035	1,015,000	1,376,563
5.500%, 03/01/2037	990,000	1,332,362

Kansas City Land Clearance
Redevelopment Authority
4.375%, 02/01/2031 (a)	1,000,000	1,036,170

Missouri Joint Municipal Electric
Utility Commission
5.000%, 12/01/2040	2,000,000	2,329,600

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2020

	PRINCIPAL
	AMOUNT	VALUE

Missouri – 1.37% (Cont.)

St Louis County Industrial
Development Authority
5.125%, 09/01/2048	$1,250,000	$1,334,850
		7,409,545
Nebraska – 0.49%

Central Plains Energy Project
5.000%, 09/01/2034	2,000,000	2,683,360

Nevada – 0.83%

City of Las Vegas, NV
5.000%, 09/01/2031	1,150,000	1,389,384

County of Clark Department
of Aviation
5.000%, 07/01/2041	2,500,000	3,118,125
		4,507,509
New Jersey – 1.50%

Garden State Preservation Trust
5.750%, 11/01/2028	965,000	1,217,936

New Jersey Economic
Development Authority
3.375%, 07/01/2030	1,000,000	1,017,050
5.500%, 01/01/2027	300,000	338,265

New Jersey Higher Education
Student Assistance Authority
5.000%, 12/01/2027	765,000	920,984

New Jersey Transportation
Trust Fund Authority
0.000%, 12/15/2027 (d)	2,210,000	1,935,142
0.000%, 12/15/2030 (d)	1,780,000	1,418,589

Tobacco Settlement
Financing Corp.
5.000%, 06/01/2033	1,035,000	1,283,234
		8,131,200
New Mexico – 0.13%

City of Santa Fe, NM
2.250%, 05/15/2024	700,000	680,036

New York – 6.61%

City of New York, NY
5.000%, 12/01/2037	2,000,000	2,485,280
6.246%, 06/01/2035	2,000,000	2,009,460

Metropolitan Transportation
Authority
5.000%, 05/15/2021	1,175,000	1,195,128

New York City Housing
Development Corp.
3.500%, 02/15/2048	4,750,000	4,927,412

New York City Transitional
Finance Authority Future Tax
Secured Revenue
5.000%, 08/01/2040	5,000,000	6,166,900

New York City Water &
Sewer System
5.000%, 06/15/2040	2,040,000	2,560,159

New York Liberty
Development Corp.
5.250%, 10/01/2035	875,000	1,221,159

New York State Dormitory Authority
4.000%, 08/01/2043	4,475,000	5,084,943
5.000%, 03/15/2041	2,230,000	2,769,838

New York State Urban
Development Corp.
5.000%, 03/15/2044	4,500,000	5,698,620

Port Authority of New York
& New Jersey
5.000%, 09/01/2032	1,525,000	1,745,729
		35,864,628
North Carolina – 0.17%

North Carolina Medical
Care Commission
2.500%, 10/01/2024	740,000	740,555
3.550%, 10/01/2024	195,000	195,021
		935,576
North Dakota – 0.68%

City of Horace, ND
2.500%, 08/01/2021	2,000,000	2,003,000

City of Mandan, ND
2.750%, 09/01/2041	915,000	915,302

County of Burleigh, ND
3.000%, 11/01/2021	800,000	783,592
		3,701,894
Ohio – 3.71%

Buckeye Tobacco Settlement
Financing Authority
1.850%, 06/01/2029	625,000	628,688

County of Cuyahoga, OH
5.500%, 02/15/2052	1,300,000	1,507,142

County of Hamilton, OH
3.374%, 06/01/2034	3,000,000	3,300,930

Dayton City School District
5.000%, 11/01/2031	1,000,000	1,385,690

Franklin County Convention
Facilities Authority
5.000%, 12/01/2046	3,000,000	3,609,750

Highland Local School District
5.250%, 12/01/2054	1,500,000	1,702,545

Licking Heights Local
School District
5.000%, 10/01/2042	1,000,000	1,221,360

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2020

	PRINCIPAL
	AMOUNT	VALUE

Ohio – 3.71% (Cont.)

Ohio Water Development Authority
Water Pollution Control Loan Fund
5.000%, 12/01/2050	$4,285,000	$5,553,360

State of Ohio
5.000%, 01/01/2033	1,000,000	1,251,140
		20,160,605
Oregon – 1.15%

Benton & Linn Counties
Consolidated School District
No. 509J & 509A
5.000%, 06/15/2038	1,455,000	1,832,703

Clackamas County Hospital
Facility Authority
2.750%, 11/15/2025	500,000	504,845
5.375%, 11/15/2055	500,000	532,560

Medford Hospital Facilities Authority
5.000%, 10/01/2024	450,000	487,355

Port of Portland, OR Airport Revenue
5.000%, 07/01/2042	2,485,000	2,861,701
		6,219,164
Pennsylvania – 2.46%

Berks County Industrial
Development Authority
3.200%, 05/15/2021	290,000	291,032

Commonwealth Financing Authority
5.000%, 06/01/2034	1,750,000	2,171,872
5.000%, 06/01/2035	710,000	878,661

Delaware Valley Regional
Finance Authority
0.984%, 09/01/2048	1,000,000	1,000,010

Hopewell Area School District
0.000%, 09/01/2026 (d)	900,000	839,475

Montour School District
5.000%, 04/01/2035	1,825,000	2,175,345

Pennsylvania Economic
Development Financing Authority
5.000%, 06/30/2028	750,000	880,493

Pennsylvania Turnpike Commission
6.000%, 12/01/2030	625,000	836,450
6.375%, 12/01/2038	2,000,000	2,664,140

Philadelphia Authority for
Industrial Development
0.000%, 04/15/2021 (d)	1,025,000	1,012,772

Scranton School District
5.000%, 12/01/2035	500,000	612,765
		13,363,015
Puerto Rico – 2.06%

Children’s Trust Fund
5.375%, 05/15/2033	1,355,000	1,363,347

GDB Debt Recovery Authority
of Puerto Rico
7.500%, 08/20/2040	3,947,623	2,709,056

Puerto Rico Convention
Center District Authority
4.500%, 07/01/2036	1,900,000	1,899,981

Puerto Rico Sales Tax Financing
Corp. Sales Tax Revenue
0.000%, 07/01/2024 (d)	4,473,000	4,132,157
0.000%, 07/01/2029 (d)	1,360,000	1,079,854
		11,184,395
Rhode Island – 0.78%

City of Cranston, RI
5.000%, 08/01/2039	1,950,000	2,507,310

Rhode Island Student Loan Authority
5.000%, 12/01/2023	905,000	995,572
5.000%, 12/01/2025	525,000	605,168

Tobacco Settlement Financing Corp.
2.250%, 06/01/2041	125,000	128,932
		4,236,982
South Carolina – 0.26%

Commission of Public Works,
City of Greer
5.500%, 09/01/2032	1,000,000	1,406,730

Tennessee – 0.36%

Metropolitan Nashville
Airport Authority
5.000%, 07/01/2044	1,600,000	1,966,192

Texas – 10.66%

Alamo Regional Mobility Authority
5.000%, 06/15/2039	1,335,000	1,562,337

Arlington Higher Education
Finance Corp.
5.000%, 02/15/2030	1,000,000	1,172,310
5.000%, 08/15/2033	610,000	814,069
5.000%, 08/15/2034	525,000	697,321

Austin Achieve Public Schools, Inc.
5.750%, 06/15/2026	1,170,000	1,171,462

Bexar County Hospital District
5.000%, 02/15/2038	2,135,000	2,657,178

City of Fort Worth, TX
5.250%, 03/01/2036	1,800,000	2,000,628

City of Houston, TX Combined
Utility System Revenue
5.000%, 11/15/2042	2,000,000	2,481,480

City of San Antonio, TX Electric &
Gas Systems Revenue
5.000%, 02/01/2044	1,000,000	1,273,610

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2020

	PRINCIPAL
	AMOUNT	VALUE

Texas – 10.66% (Cont.)

Clifton Higher Education
Finance Corp.
6.000%, 03/01/2029	$1,550,000	$1,733,350

Colony Economic
Development Corp.
7.250%, 10/01/2042	1,500,000	1,623,945

Colony Local Development Corp.
7.250%, 10/01/2033	600,000	658,188

County of Bexar, TX
5.000%, 06/15/2039	1,265,000	1,557,038

County of Fort Bend, TX
5.000%, 03/01/2041	1,500,000	1,946,940

County of Harris, TX
0.858%, 08/15/2035	1,020,000	920,162
5.000%, 08/15/2034	1,000,000	1,223,560

Dallas Area Rapid Transit
5.250%, 12/01/2031	800,000	1,153,544

El Paso Independent School District
5.000%, 08/15/2037	1,250,000	1,528,650

Grand Parkway
Transportation Corp.
5.000%, 10/01/2038	2,000,000	2,491,340

North East Independent
School District
5.250%, 02/01/2030	1,025,000	1,420,548
5.250%, 02/01/2035	1,000,000	1,513,800

North Texas Tollway Authority
5.000%, 01/01/2043	1,995,000	2,434,678

Pottsboro Higher Education
Finance Corp.
2.000%, 08/15/2040	775,000	745,023
2.000%, 08/15/2050	2,385,000	2,144,067

San Antonio Water System
5.000%, 05/15/2050	3,000,000	3,851,850

State of Texas
4.000%, 08/01/2033	1,315,000	1,696,705
4.000%, 08/01/2034	1,350,000	1,751,625
5.500%, 08/01/2033	1,000,000	1,265,430

Tarrant County Cultural Education
Facilities Finance Corp.
3.000%, 11/15/2026	1,000,000	1,000,630
5.000%, 07/01/2036	1,500,000	1,866,555
5.250%, 11/15/2025	2,070,000	2,059,609

Texas Municipal Gas Acquisition
& Supply Corp. I
6.250%, 12/15/2026	1,770,000	2,095,025

Texas Public Finance Authority
8.250%, 07/01/2024	1,900,000	1,907,239

University of Texas System
5.000%, 08/15/2039	2,645,000	3,434,427
		57,854,323
Utah – 1.83%

County of Utah, UT
5.000%, 05/15/2041	1,500,000	1,778,310

Salt Lake City Corp.
Airport Revenue
5.000%, 07/01/2042	3,000,000	3,525,000

Utah Associated Municipal
Power Systems
5.000%, 09/01/2037	2,005,000	2,480,365

Utah Charter School
Finance Authority
5.000%, 10/15/2035	1,500,000	1,754,595
6.300%, 07/15/2032	335,000	371,974
		9,910,244
Vermont – 0.06%

Vermont Economic
Development Authority
5.000%, 05/01/2021	300,000	302,637

Virginia – 0.50%

Arlington County Industrial
Development Authority
5.000%, 07/01/2037	500,000	644,050

County of Botetourt, VA
6.000%, 07/01/2044	2,000,000	2,047,100
		2,691,150
Washington – 4.31%

Chelan County Public
Utility District No. 1
0.000%, 06/01/2026 (d)	450,000	424,647

City of Bellingham, WA Water
& Sewer Revenue
5.000%, 08/01/2039	1,100,000	1,415,502
5.000%, 08/01/2041	1,225,000	1,567,265

City of Seattle, WA Municipal
Light & Power Revenue
5.000%, 04/01/2042	3,000,000	3,829,710

Port of Seattle, WA
5.000%, 04/01/2034	1,500,000	1,682,280

Spokane County School
District No. 81
5.000%, 12/01/2036	2,000,000	2,610,920

State of Washington
5.000%, 02/01/2043	5,000,000	6,191,000

Washington Health Care
Facilities Authority
5.000%, 10/01/2038	1,535,000	1,753,507

Washington State Convention
Center Public Facilities District
5.000%, 07/01/2048	2,000,000	2,231,640

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2020

	PRINCIPAL
	AMOUNT	VALUE

Washington – 4.31% (Cont.)

Washington State Housing
Finance Commission
2.375%, 01/01/2026 (a)	$1,250,000	$1,168,200
5.000%, 01/01/2055 (a)	500,000	502,445
		23,377,116
West Virginia – 1.46%

Roane County Building Commission
2.550%, 11/01/2021	2,000,000	2,005,360

State of West Virginia
5.000%, 06/01/2041	2,510,000	3,221,435
5.000%, 12/01/2043	2,110,000	2,689,849
		7,916,644
Wisconsin – 1.51%

County of Milwaukee, WI
Airport Revenue
5.000%, 12/01/2028	1,000,000	1,197,700

Plateville Redevelopment Authority
5.000%, 07/01/2022	320,000	329,622

Public Finance Authority
5.000%, 10/01/2044	1,000,000	1,210,700
5.000%, 07/01/2038	2,000,000	2,463,460
5.250%, 05/15/2037 (a)	510,000	543,252
9.000%, 06/01/2029 (a)(e)	1,000,000	992,850

Wisconsin Health & Educational
Facilities Authority
5.000%, 08/15/2034	1,180,000	1,441,512
		8,179,096
TOTAL MUNICIPAL BONDS
(Cost $505,164,957)		530,664,125

SHORT-TERM INVESTMENTS – 5.17%
First American Government
Obligations Fund –
Class X, 0.066% (f)	28,061,443	28,061,443

TOTAL SHORT-TERM INVESTMENTS
(Cost $28,061,443)		28,061,443

Total Investments
(Cost $534,237,930) – 103.14%		559,783,034

Liabilities in Excess
of Other Assets – (3.14)%		(17,055,911)

TOTAL NET ASSETS – 100.00%		$542,727,123

Percentages are stated as a percent of net assets.
(a)	Securities issued pursuant to Rule 144A under the Securities Act of 1933.
(b)	Variable rate security; the rate shown represents the rate at August 31, 2020. The coupon is based on an underlying pool of loans.
(c)	Represents an interest-only security that entitles holders to receive only interest payments on underlying mortgages.
(d)	Represents a principal-only security that entitles holders to receive only principal payments on underlying mortgages.
(e)	Represents an illiquid security. The total market value of these securities were $992,850, representing 0.18% of net assets.
(f)	Seven day yield at August 31, 2020.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2020

	Performance Trust	Performance Trust
	Strategic	Municipal
	Bond Fund	Bond Fund
Investment Income
Interest income	$153,791,090	$11,021,486
Dividend income	342,499	—
Total Investment Income	154,133,589	11,021,486

Expenses
Advisory fees	20,922,979	1,624,407
Transfer agent fees and expenses	3,620,600	76,388
Administration and accounting fees	1,559,562	237,365
Federal and state registration fees	359,897	82,612
Reports to shareholders	292,132	25,285
Custody fees	186,151	21,101
Distribution fees – Class C	143,563	—
Shareholder servicing fees – Class C	47,854	—
Legal fees	36,849	16,494
Distribution fees – Class A	33,976	64,746
Audit and tax fees	23,248	18,752
Insurance expense	22,390	4,219
Chief Compliance Officer fees	12,445	12,511
Trustees’ fees	12,003	12,017
Other expenses	22,111	6,897
Total Expenses	27,295,760	2,202,794
Expense Recoupment by Adviser	—	95,511
Net Expenses	27,295,760	2,298,305

Net Investment Income	126,837,829	8,723,181

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	26,162,240	2,165,298
Change in net unrealized appreciation (depreciation) from investments	(45,923,317)	3,793,873
Net Realized and Unrealized Gain (Loss) on Investments	(19,761,077)	5,959,171

Net Increase in Net Assets from Operations	$107,076,752	$14,682,352

The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

STATEMENTS OF CHANGES IN NET ASSETS
Performance Trust Strategic Bond Fund

	Year Ended	Year Ended
	August 31, 2020	August 31, 2019(1)
From Operations
Net investment income	$126,837,829	$77,555,479
Net realized gain from investments	26,162,240	15,519,285
Change in net unrealized appreciation (depreciation) from investments	(45,923,317)	104,022,848
Net increase in net assets from operations	107,076,752	197,097,612

From Distributions
Net dividends and distributions – Institutional Class	(569,023)	(85,755,546)
Net dividends and distributions – Class A	(497,322)	(77,697)
Net dividends and distributions – Class C	(132,715,402)	(70,290)
Net decrease in net assets resulting from distributions paid	(133,781,747)	(85,903,533)

From Capital Share Transactions
Proceeds from shares sold – Institutional Class	2,580,483,461	1,561,491,883
Proceeds from shares sold – Class A	15,532,602	8,700,779
Proceeds from shares sold – Class C	27,305,799	7,252,512
Shares issued in reinvestment of distributions declared –
Institutional Class	115,021,443	70,780,541
Shares issued in reinvestment of distributions declared – Class A	496,327	69,711
Shares issued in reinvestment of distributions declared – Class C	567,729	61,611
Cost for shares redeemed – Institutional Class(2)	(1,240,857,177)	(466,038,145)
Cost for shares redeemed – Class A(3)	(4,204,348)	(1,372,813)
Cost for shares redeemed – Class C(4)	(4,136,232)	(55,176)
Net increase in net assets from capital share transactions	1,490,209,604	1,180,890,903

Total Increase in Net Assets	1,463,504,609	1,292,084,982

Net Assets
Beginning of year	2,851,821,938	1,559,736,956
End of year	$4,315,326,547	$2,851,821,938

(1)	Class A Shares and Class C Shares commenced operations on January 2, 2019.
(2)	Net of redemption fees of $62,120 and $213,584 for the year ended August 31, 2020 and the year ended August 31, 2019, respectively.
(3)	Net of redemption fees of $2 and $1,068 for the year ended August 31, 2020 and the year ended August 31, 2019, respectively.
(4)	Net of redemption fees of $1,762 and $432 for the year ended August 31, 2020 and the year ended August 31, 2019, respectively.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

STATEMENTS OF CHANGES IN NET ASSETS
Performance Trust Municipal Bond Fund

	Year Ended	Year Ended
	August 31, 2020	August 31, 2019
From Operations
Net investment income	$8,723,181	$7,848,552
Net realized gain from investments	2,165,298	1,413,953
Change in net unrealized appreciation from investments	3,793,873	18,485,408
Net increase in net assets from operations	14,682,352	27,747,913

From Distributions
Net dividends and distributions – Institutional Class	(11,026,481)	(7,251,756)
Net dividends and distributions – Class A	(681,426)	(564,372)
Net decrease in net assets resulting from distributions paid	(11,707,907)	(7,816,128)

From Capital Share Transactions
Proceeds from shares sold – Institutional Class	278,193,988	133,246,607
Proceeds from shares sold – Class A	24,240,584	3,689,376
Shares issued in reinvestment of distributions declared – Institutional Class	9,596,365	5,653,643
Shares issued in reinvestment of distributions declared – Class A	559,195	468,848
Cost for shares redeemed – Institutional Class(1)	(97,985,777)	(58,351,076)
Cost for shares redeemed – Class A(2)	(4,376,101)	(6,246,615)
Net increase in net assets from capital share transactions	210,228,254	78,460,783

Total Increase in Net Assets	213,202,699	98,392,568

Net Assets
Beginning of year	329,524,424	231,131,856
End of year	$542,727,123	$329,524,424

(1)	Net of redemption fees of $1,093 and $1,191 for the year ended August 31, 2020 and the year ended August 31, 2019, respectively.
(2)	Net of redemption fees of $462 and $122 for the year ended August 31, 2020 and the year ended August 31, 2019, respectively.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2020	2019	2018	2017	2016
Institutional Class Shares

Net Asset Value, Beginning of Year	$23.22	$22.21	$22.84	$22.98	$22.53

Income (loss) from investment operations:
Net investment income(1)	0.82	0.83	0.94	1.09	1.17
Net realized and unrealized gain (loss) on investments(2)	(0.18)	1.07	(0.50)	0.05	0.46
Total from investment operations	0.64	1.90	0.44	1.14	1.63

Less distributions paid:
From net investment income	(0.87)	(0.89)	(1.07)	(1.28)	(1.19)
From net realized gain on investments	—	—	—	—	—
Total distributions paid	(0.87)	(0.89)	(1.07)	(1.28)	(1.19)

Paid-in capital from redemption fees (Note 2)	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)	0.01

Net Asset Value, End of Year	$22.99	$23.22	$22.21	$22.84	$22.98

Total Return	2.87%	8.79%	2.00%	5.20%	7.48%

Supplemental Data and Ratios:
Net assets at end of Year (000’s)	$4,264,846	$2,836,855	$1,559,737	$1,057,374	$688,597

Ratio of expenses to average net assets	0.78%	0.80%	0.81%	0.76%	0.79%

Ratio of net investment income
to average net assets	3.64%	3.68%	4.19%	4.83%	5.14%

Portfolio turnover rate	41.75%	40.59%	37.99%	78.53%	45.58%

(1)	Per share net investment income was calculated using the average shares outstanding method.
(2)
Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(3)	Rounds to less than 0.5 cent per share.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year/Period

	Year	Period
	Ended	Ended
	August 31,	August 31,
	2020	2019(1)
Class A Shares

Net Asset Value, Beginning of Year/Period	$23.23	$22.13

Income from investment operations:
Net investment income(2)	0.76	0.58
Net realized and unrealized gain (loss) on investments(3)	(0.18)	1.08
Total from investment operations	0.58	1.66

Less distributions paid:
From net investment income	(0.82)	(0.57)
From net realized gain on investments	—	—
Total distributions paid	(0.82)	(0.57)

Paid-in capital from redemption fees (Note 2)	0.00 (4)	0.01

Net Asset Value, End of Year/Period	$22.99	$23.23

Total Return(5)(6)	2.60%	7.67%

Supplemental Data and Ratios:
Net assets at end of Year/Period (000’s)	$19,297	$7,549

Ratio of expenses to average net assets(7)	1.03%	1.05%

Ratio of net investment income to average net assets(7)	3.40%	3.80%

Portfolio turnover rate(8)	41.75%	40.59%

(1)	The Class A shares commenced operations on January 2, 2019.
(2)	Per share net investment income was calculated using the average shares outstanding method.
(3)
Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(4)	Rounds to less than 0.5 cent per share.
(5)	Based on net asset value, which does not reflect sales charge.
(6)	Not annualized for periods less than one year.
(7)	Annualized for periods less than one year.
(8)	Portfolio turnover rates are calculated at the Fund level (not by individual share class).
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year/Period

	Year	Period
	Ended	Ended
	August 31,	August 31,
	2020	2019(1)
Class C Shares

Net Asset Value, Beginning of Year/Period	$23.18	$22.13

Income from investment operations:
Net investment income(2)	0.59	0.46
Net realized and unrealized gain (loss) on investments(3)	(0.18)	1.09
Total from investment operations	0.41	1.55

Less distributions paid:
From net investment income	(0.67)	(0.50)
From net realized gain on investments	—	—
Total distributions paid	(0.67)	(0.50)

Paid-in capital from redemption fees (Note 2)	0.00 (4)	0.00 (4)

Net Asset Value, End of Year/Period	$22.92	$23.18

Total Return(5)	1.83%	7.10%

Supplemental Data and Ratios:
Net assets at end of Year/Period (000’s)	$31,184	$7,418

Ratio of expenses to average net assets(6)	1.78%	1.80%

Ratio of net investment income to average net assets(6)	2.66%	3.04%

Portfolio turnover rate(7)	41.75%	40.59%

(1)	The Class C shares commenced operations on January 2, 2019.
(2)	Per share net investment income was calculated using the average shares outstanding method.
(3)
Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(4)	Rounds to less than 0.5 cent per share.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)	Portfolio turnover rates are calculated at the Fund level (not by individual share class).
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2020	2019	2018	2017	2016
Institutional Class Shares

Net Asset Value, Beginning of Year	$25.49	$23.79	$24.34	$24.87	$23.26

Income (loss) from investment operations:
Net investment income(1)	0.54	0.72	0.67	0.62	0.57
Net realized and unrealized gain (loss) on investments	0.22	1.69	(0.55)	(0.53)	1.59
Total from investment operations	0.76	2.41	0.12	0.09	2.16

Less distributions paid:
From net investment income	(0.66)	(0.71)	(0.67)	(0.61)	(0.55)
From net realized gain on investments	(0.07)	—	—	(0.01)	—
Total distributions paid	(0.73)	(0.71)	(0.67)	(0.62)	(0.55)

Paid-in capital from redemption fees (Note 2)(2)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$25.52	$25.49	$23.79	$24.34	$24.87

Total Return	3.07%	10.31%	0.46%	0.50%	9.43%

Supplemental Data and Ratios:
Net assets at end of Year (000’s)	$500,176	$307,384	$208,325	$172,201	$129,466

Ratio of expenses to average net assets:
Before waiver, expense
reimbursements and recoupments	0.53%	0.57%	0.60%	0.66%	0.73%
After waiver, expense
reimbursements and recoupments	0.55%	0.55%	0.55%	0.55%	0.55%

Ratio of net investment income
to average net assets:
Before waiver, expense
reimbursements and recoupments	2.19%	2.94%	2.76%	2.50%	2.16%
After waiver, expense
reimbursements and recoupments	2.17%	2.96%	2.81%	2.61%	2.34%

Portfolio turnover rate	27.12%	35.29%	28.49%	42.53%	13.66%

(1)	Per share net investment income was calculated using the average shares outstanding method.
(2)	Rounds to less than 0.5 cent per share.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2020	2019	2018	2017	2016
Class A Shares

Net Asset Value, Beginning of Year	$25.51	$23.81	$24.36	$24.91	$23.30

Income (loss) from investment operations:
Net investment income(1)	0.48	0.66	0.61	0.56	0.50
Net realized and unrealized gain (loss) on investments	0.22	1.69	(0.55)	(0.53)	1.60
Total from investment operations	0.70	2.35	0.06	0.03	2.10

Less distributions paid:
From net investment income	(0.60)	(0.65)	(0.61)	(0.57)	(0.51)
From net realized gain on investments	(0.07)	—	—	(0.01)	—
Total distributions paid	(0.67)	(0.65)	(0.61)	(0.58)	(0.51)

Paid-in capital from redemption fees (Note 2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.02

Net Asset Value, End of Year	$25.54	$25.51	$23.81	$24.36	$24.91

Total Return(3)	2.83%	10.02%	0.25%	0.24%	9.20%

Supplemental Data and Ratios:
Net assets at end of Year (000’s)	$42,552	$22,141	$22,807	$25,495	$31,744

Ratio of expenses to average net assets:
Before waiver, expense
reimbursements and recoupments	0.78%	0.82%	0.85%	0.80%	0.85%
After waiver, expense
reimbursements and recoupments	0.80%	0.80%	0.80%	0.80%	0.80%

Ratio of net investment income
to average net assets:
Before waiver, expense
reimbursements and recoupments	1.93%	2.69%	2.50%	2.34%	2.02%
After waiver, expense
reimbursements and recoupments	1.91%	2.71%	2.55%	2.34%	2.07%

Portfolio turnover rate	27.12%	35.29%	28.49%	42.53%	13.66%

(1)	Per share net investment income was calculated using the average shares outstanding method.
(2)	Rounds to less than 0.5 cent per share.
(3)	Based on net asset value, which does not reflect sales charge.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS
August 31, 2020

1.	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Performance Trust Mutual Funds (the “Funds”) are comprised of the Performance Trust Strategic Bond Fund (the “Strategic Bond Fund”), and the Performance Trust Municipal Bond Fund (the “Municipal Bond Fund”), each representing a distinct diversified series with its own investment objective and policies within the Trust. The investment objective of the Strategic Bond Fund is to purchase undervalued fixed-income assets and achieve investment returns through interest income and potential capital appreciation. The investment objective of the Municipal Bond Fund is to provide a high level of current interest income that is substantially exempt from regular federal income taxes and is consistent with preservation of capital. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Funds are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Institutional Class shares of the Strategic Bond Fund commenced investment operations on September 1, 2010. The Class A and Class C shares of the Strategic Bond Fund commenced investment operations on January 2, 2019. The Municipal Bond Fund commenced investment operations on June 30, 2011 and September 28, 2012 for the Institutional Class and Class A shares, respectively. Effective January 2, 2019, the Retail Class shares of the Municipal Bond Fund were redesignated as Class A shares. Class A shares are subject to an initial maximum sales charge of 2.25% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Funds’ current prospectus. Class A shares are subject to a 0.25% Rule 12b-1 distribution and service fee. Class C shares are subject to a 1.00% Rule 12b-1 distribution and service fee. Each class of shares has identical rights and privileges except with respect to distribution fees, and voting rights on matters affecting a single class of shares. Costs incurred by the Funds in connection with the organization and the initial public offering of shares were paid by PT Asset Management, LLC (the “Adviser”), the Funds’ investment adviser. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

a.	Investment Valuation

Each equity security owned by a Fund that is listed on a securities exchange, except securities listed on the NASDAQ Stock Market, LLC (“NASDAQ”), is valued at its last sale price at the close of that exchange on the date as of which assets are valued. If the security is listed on more than one exchange, a Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded. Portfolio securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and asked prices on such day or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued. The composite market is defined as a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by an approved independent pricing service (a “Pricing Service”).

Debt securities, such as U.S. government securities, corporate securities, municipal securities and asset-backed and mortgage-backed securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. In the absence of available quotations, the securities will be priced at fair value. Any discount or premium is accreted or amortized over the expected life of the respective security using the constant yield to maturity method. Pricing Services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Redeemable securities issued by open-end, registered investment companies are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day. If, on a particular day, a share of an investment company is not listed on NASDAQ, such security’s fair value will be determined. All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. In the event market quotations are not readily available, such security will be valued at its fair value.

If market quotations are not readily available, a security or other asset will be valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced. The Board of Trustees will regularly evaluate whether the Funds’ fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Funds and the quality of prices obtained through the application of such procedures by the Trust’s valuation committee.

FASB Accounting Standards Codification, Fair Value Measurements and Disclosures Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value as well as expanded disclosure of valuation levels for

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2020

each class of investments. These inputs are summarized in the three broad levels listed below:

»	Level 1: Quoted prices in active markets for identical securities.
»	Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
»	Level 3: Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of August 31, 2020:

Performance Trust Strategic Bond Fund

	Level 1	Level 2	Level 3	Total
Fixed Income:
Asset Backed
Securities	$—	$70,627,498	$—	$70,627,498
Collateralized
Loan
Obligations	—	357,565,728	—	357,565,728
Corporate
Bonds	—	255,345,221	—	255,345,221
Non –
Agency
Residential
Mortgage
Backed
Securities	—	744,766,387	—	744,766,387
Non –
Agency
Commercial
Mortgage
Backed
Securities	—	711,730,001	—	711,730,001
Agency
Commercial
Mortgage
Backed
Securities	—	281,482,529	—	281,482,529
Municipal
Bonds	—	1,773,826,382	—	1,773,826,382
Government
Security &
Agency
Issues	—	5,021,909	—	5,021,909
Total Fixed
Income:	—	4,200,365,655	—	4,200,365,655
Equity:
Closed-End
Mutual
Funds	6,077,432	—	—	6,077,432
Total Equity:	6,077,432	—	—	6,077,432
Short-Term
Investments	144,091,454	—	—	144,091,454
Total
Investments
in Securities	$150,168,886	$4,200,365,655	$—	$4,350,534,541

Performance Trust Municipal Bond Fund

	Level 1	Level 2	Level 3	Total
Fixed Income:
Agency
Commercial
Mortgage
Backed
Securities	$—	$1,057,466	$—	$1,057,466
Municipal
Bonds	—	530,664,125	—	530,664,125
Total Fixed
Income:	—	531,721,591	—	531,721,591
Short-Term
Investments	28,061,443	—	—	28,061,443
Total
Investments
in Securities	$28,061,443	$531,721,591	$—	$559,783,034

The Funds did not hold any Level 3 securities during the year ended August 31, 2020.

The Funds did not hold any financial derivative instruments during the year ended August 31, 2020.

b.	Short Positions

The Funds may sell a security they do not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. The Funds are liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex-dividend date as a dividend expense. As collateral for its short positions, the Funds are required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. The segregated assets are valued consistent with Note 2a above. The amount of segregated assets are required to be adjusted daily to reflect changes in the fair value of the securities sold short.  As of August 31, 2020, the Funds did not have any open short positions and accordingly did not have securities or cash held as collateral.

c.	Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended August 31, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statements of Operations. During the year ended August 31, 2020, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. taxing authorities for the tax periods prior to the year ended August 31, 2017.

d.	Distributions to Shareholders

The Funds will distribute any net investment income monthly. The Funds will distribute any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2020

tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.  Income and capital gain distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Funds.  To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

e.	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f.	Share Valuation

The NAV per share of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The Funds charged a 2.00% redemption fee on shares redeemed within sixty days of purchase through December 28, 2019. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. Effective December 29, 2019, the Funds eliminated the redemption fees. The Funds will retain the fee charged as an increase in paid-in capital and such fees become part of a Fund’s daily NAV calculation. For the year ended August 31, 2020, redemption fees of $63,884 and $1,555 were collected for the Strategic Bond Fund and Municipal Bond Fund, respectively.

g.	Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of each Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most expenses are allocated by class based on relative net assets. Distribution and service (Rule 12b-1) fees are expensed at 0.25% of average daily net assets of the Class A shares of the Funds and 0.75% of average daily net assets of the Class C shares of the Strategic Bond Fund. Shareholder servicing fees are expensed at 0.25% of average daily net assets of Class C shares of the Strategic Bond Fund. Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses of the Trust are typically allocated evenly between the funds of the Trust, or by other equitable means.

h.	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on an identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income, less foreign withholding tax, is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts, premiums and interest only strips are accreted or amortized over the expected life of the respective securities using the constant yield method. Gains and losses on principal payments and short-falls of mortgage backed securities (paydown gains and losses) are included as an adjustment to interest income in the Statements of Operations.

3.	Federal Tax Matters

The tax character of distributions paid during the years ended August 31, 2020 and August 31, 2019 was as follows:

PERFORMANCE TRUST STRATEGIC BOND FUND

	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2020	AUGUST 31, 2019
Ordinary Income	$133,781,747	$85,903,533
Tax-Exempt Income	—	—
Long-Term Capital Gain	—	—

PERFORMANCE TRUST MUNICIPAL BOND FUND
	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2020	AUGUST 31, 2019
Ordinary Income	$1,467,792	$349,527
Tax-Exempt Income	7,749,897	7,466,601
Long-Term Capital Gain	2,490,218	—

As of August 31, 2020, the components of accumulated earnings (losses) on a tax basis were as follows:

PERFORMANCE TRUST STRATEGIC BOND FUND
Cost basis of investments for federal
income tax purposes	$4,298,247,570
Gross tax unrealized appreciation	$139,467,388
Gross tax unrealized depreciation	(87,180,417)
Net tax unrealized appreciation	52,286,971
Undistributed ordinary income	5,005,611
Undistributed long-term capital gain	—
Total distributable earnings	5,005,611
Other accumulated losses	(1,195,149)
Total accumulated gains	$56,097,433

PERFORMANCE TRUST MUNICIPAL BOND FUND
Cost basis of investments for federal
income tax purposes	$534,238,664
Gross tax unrealized appreciation	$27,584,376
Gross tax unrealized depreciation	(2,040,006)
Net tax unrealized appreciation	25,544,370
Undistributed tax-exempt income	—
Undistributed long-term capital gain	126,583
Total distributable earnings	126,583
Other accumulated losses	—
Total accumulated gains	$25,670,953

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sale adjustments and non-REIT return of capital.

At August 31, 2020, the Strategic Bond Fund had short-term capital loss carryovers of $1,195,149. These losses will be carried forward indefinitely to offset future realized capital gains. To the extent the Strategic Bond Fund realizes future net capital gains, taxable distributions to shareholders will be offset by any unused capital loss carryovers.  During the year ended August 31, 2020, short-term capital loss carryovers of $16,811,414 was utilized by the Strategic Bond Fund.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2020

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications are due to equalization and book versus tax treatment of callable bonds and have no effect on net assets or NAV per share. For the year ended August 31, 2020, the following reclassifications were made for permanent tax differences on the Statements of Assets and Liabilities:

	STRATEGIC	MUNICIPAL
	BOND FUND	BOND FUND
Total distributable
earnings	$1,497,753	$1,486,053
Paid-in capital	$(1,497,753)	$(1,486,053)

4.	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Funds compensate the Adviser for its management services at the annual rate of 0.60% for the Strategic Bond Fund and 0.40% for the Municipal Bond Fund of the respective Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse Fund expenses at least through December 29, 2021 at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the total annual Fund operating expenses (exclusive of front-end or contingent deferred sales loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by a Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest expense on short positions, acquired fund fees and expenses and extraordinary expenses such as litigation) do not exceed 0.95% and 0.55% (the “Expense Limitation Cap”) of the average daily net assets of the Strategic Bond Fund and Municipal Bond Fund, respectively.  Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recover amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Limitation Cap in place at the time of the waiver and/or reimbursement; or (2) the Expense Limitation Cap in place at the time of recovery; provided, however, that the Adviser shall only be entitled to recover such amounts for a period of up to three years from the date such amount was waived or reimbursed.  During the year ended August 31, 2020, expenses of $89,304 for the Municipal Bond Fund – Institutional Class, and $6,207 for the Municipal Bond Fund – Class A were recouped by the Adviser.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring during the fiscal year ending:

	STRATEGIC	MUNICIPAL
	BOND FUND	BOND FUND
August 31, 2021	$—	$71,345
August 31, 2022	$—	$49,664
August 31, 2023	$—	$—

5.	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) on behalf of the Funds, which authorize the Funds to pay Foreside Fund Services, LLC (the “Distributor”) a distribution fee of 0.25% of each Fund’s average daily net assets of Class A shares and 0.75% of the Strategic Bond Fund’s average daily net assets for Class C shares, for services to prospective Fund shareholders and distribution of Fund shares, and 0.25% of the Strategic Bond Fund’s average daily net assets of Class C shares for shareholder servicing, as applicable. During the year ended August 31, 2020, the Funds accrued expenses pursuant to the 12b-1 Plan as follows:

		Shareholder
	12b-1 Fees	Servicing Fees
Strategic Bond Fund
Class A	$33,976	N/A
Class C	$143,563	$47,854
Municipal Bond Fund
Class A	$64,746	N/A

6.	Related Party Transactions

U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services (“Fund Services”)) acts as the Funds’ Administrator and Fund Accountant under an Administration Agreement. Fund Services performs various administrative and accounting services including: preparing various federal and state regulatory filings, reports and returns for the Funds; preparing reports and materials to be supplied to the Trustees; monitoring the activities of the Funds’ custodian, transfer agent and accountants; coordinating the preparation and payment of the Funds’ expenses; and reviewing the Funds’ expense accruals.  Fund Services also serves as the transfer agent to the Funds. U.S. Bank, N.A. (“US Bank”), an affiliate of Fund Services, serves as each Fund’s custodian.  Fees incurred for the year ended August 31, 2020, and owed as of August 31, 2020, are as follows:

Administration
and Accounting	Incurred		Owed
Strategic Bond Fund	$1,559,562		$289,531
Municipal Bond Fund	$237,365		$49,973

Transfer Agency	Incurred		Owed
Strategic Bond Fund	$575,504	(1)	$101,554	(1)
Municipal Bond Fund	$76,388		$12,667

(1) This amount does not include sub-transfer agency fees.

Custody	Incurred		Owed
Strategic Bond Fund	$186,151		$45,185
Municipal Bond Fund	$21,101		$5,645

The Funds each have a line of credit with US Bank (see Note 10).

Certain officers of the Funds are also employees of Fund Services. A Trustee of the Trust is affiliated with Fund Services and US Bank.

The Trust’s Chief Compliance Officer is also an employee of Fund Services. Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the year ended August 31, 2020, and owed as of August 31, 2020, are as follows:

	Incurred	Owed
Strategic Bond Fund	$12,445	$2,080
Municipal Bond Fund	$12,511	$2,088

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2020

7.	Capital Share Transactions

Transactions in shares of the Funds were as follows:

STRATEGIC BOND FUND – INSTITUTIONAL CLASS

	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2020	AUGUST 31, 2019
Shares sold	113,345,172	69,620,617
Shares issued
to holders in
reinvestment
of distributions	5,056,706	3,148,637
Shares redeemed	(55,046,841)	(20,820,292)
Net increase	63,355,037	51,948,962

STRATEGIC BOND FUND – CLASS A

	YEAR ENDED	PERIOD ENDED
	AUGUST 31, 2020	AUGUST 31, 2019(1)
Shares sold	679,853	381,918
Shares issued
to holders in
reinvestment
of distributions	21,810	3,049
Shares redeemed	(187,271)	(60,032)
Net increase	514,392	324,935

(1) The Class A shares commenced operations on January 2, 2019.

STRATEGIC BOND FUND – CLASS C

	YEAR ENDED	PERIOD ENDED
	AUGUST 31, 2020	AUGUST 31, 2019(1)
Shares sold	1,198,075	319,782
Shares issued
to holders in
reinvestment
of distributions	25,044	2,701
Shares redeemed	(182,534)	(2,431)
Net increase	1,040,585	320,052

(1) The Class A shares commenced operations on January 2, 2019.

MUNICIPAL BOND FUND – INSTITUTIONAL CLASS

	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2020	AUGUST 31, 2019
Shares sold	11,051,620	5,494,023
Shares issued
to holders in
reinvestment
of distributions	381,522	232,279
Shares redeemed	(3,896,268)	(2,422,921)
Net increase	7,536,874	3,303,381

MUNICIPAL BOND FUND – CLASS A

	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2020	AUGUST 31, 2019
Shares sold	949,290	151,464
Shares issued
to holders in
reinvestment
of distributions	22,196	19,320
Shares redeemed	(173,609)	(260,682)
Net increase (decrease)	797,877	(89,898)
8.	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended August 31, 2020, are summarized below.

	STRATEGIC	MUNICIPAL
	BOND FUND	BOND FUND
Purchases
U.S. Government	$468,325,145	$—
Other	2,517,521,871	313,864,507

Sales
U.S. Government	$338,637,387	$—
Other	1,046,002,663	106,985,369

9.	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. At August 31, 2020, Raymond James, for the benefit of its customers, held 45.29% of the Strategic Bond Fund’s outstanding Class A shares. At August 31, 2020, Raymond James and Morgan Stanley Smith Barney, LLC, for the benefit of its customers, held 41.09% and 37.97%, respectively, of the Strategic Bond Fund’s outstanding Class C shares. At August 31, 2020, Charles Schwab & Company, Inc., for the benefit of its customers, held 25.47% of the Municipal Bond Fund’s outstanding Institutional Class shares. At August 31, 2020, Charles Schwab & Company, Inc. and National Financial Services, LLC, for the benefit of its customers, held 56.98% and 29.62%, respectively, of the Municipal Bond Fund’s outstanding Class A shares.

10.	Line of Credit

At August 31, 2020, the Strategic Bond Fund and the Municipal Bond Fund each had a line of credit which matures on August 7, 2021 with a maximum borrowing equal to the lesser of $200,000,000 and $30,000,000, respectively, or 20% and 33.33%, respectively, of the fair value of unencumbered assets of each Fund. These unsecured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, US Bank. Interest will be accrued at the prime rate (3.25% as of August 31, 2020). The Funds did not utilize their lines of credit during the year ended August 31, 2020.

The Funds did not have any outstanding balances on the lines of credit at August 31, 2020.

11.	Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2017-08 "Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. The Funds have adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of the beginning of the period of adoption.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2020

As a result of the adoption of ASU 2017-08, as of September 1, 2019, the net unrealized appreciation on investments was increased and cost on investments was reduced by the amounts below. The adoption of ASU 2017-08 had no impact on beginning net assets, or any prior period information presented in the financial statements.

STRATEGIC BOND FUND: $1,532,603

MUNICIPAL BOND FUND: $1,635,657

12.	Recent Market Events

U.S. and international markets have experienced significant periods of volatility in recent months and years due to a number of economic, political and global macro factors including the impact of the novel coronavirus (COVID-19) as a global pandemic and related public health issues, business interruptions, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. In particular, the spread of COVID-19 worldwide has resulted in disruptions to supply chains and customer activity, stress on the global healthcare system, temporary and permanent layoffs in the private sector and rising unemployment claims, changed travel and social behaviors, reduced consumer spending, quarantines, cancellations, market declines, the closing of borders, restrictions on travel and widespread concern and uncertainty, all of which may lead to a substantial economic downturn or recession in the U.S. and global economies. The recovery from the effects of COVID-19 is uncertain and may last for an extended period of time. These developments as well as other events, such as the upcoming U.S. presidential election, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. In addition, the Funds may face challenges with respect to their day-to-day operations if key personnel of the Adviser or other service providers are unavailable due to quarantines and restrictions on travel related to COVID-19. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage each Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

13.	Subsequent Events

On September 15, 2020, the Funds declared and paid distributions from ordinary income to shareholders of record as of September 14, 2020, as follows:

Ordinary
Income
Strategic Bond Fund
Institutional Class	$16,694,380
Class A	$72,233
Class C	$97,379
Municipal Bond Fund
Institutional Class	$1,289,324
Class A	$100,543

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Performance Trust Mutual Funds and
Board of Trustees of Trust for Professional Managers

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Performance Trust Mutual Funds, comprising Performance Trust Strategic Bond Fund and Performance Trust Municipal Bond Fund (the “Funds”), each a series of Trust for Professional Managers, as of August 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of August 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2011.

COHEN & COMPANY, LTD.
Cleveland, Ohio
October 30, 2020

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, Trust for Professional Managers (the “Trust”) has adopted and implemented a liquidity risk management program (the “Trust Program”). As required under the Trust Program, PT Asset Management, Inc. (“PTAM”), the investment adviser to the Performance Trust Strategic Bond Fund and Performance Trust Municipal Bond Fund (the “Funds”), each a series of the Trust, has adopted and implemented a liquidity risk management program tailored specifically to each Fund (the “Adviser Program”). The Adviser Program seeks to promote effective liquidity risk management for each Fund and to protect Fund shareholders from dilution of their interests. The Board of Trustees (the “Board”) of the Trust has approved PTAM as the administrator for the Adviser Program (the “Program Administrator”). The Program Administrator has further delegated administration of the Adviser Program to its Trading and Oversight Committee. The Program Administrator is required to provide a written annual report to the Board and the Trust’s chief compliance officer regarding the adequacy and effectiveness of the Adviser Program, including the operation of each Fund’s highly liquid investment minimum, if applicable, and any material changes to the Adviser Program.

On April 23, 2020, the Board reviewed the Program Administrator’s written annual report for the period July 1, 2019 through December 31, 2019 (the “Report”). The Report provided an assessment of each Fund’s liquidity risk: the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Adviser Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The Program Administrator has retained ICE Data Services, Inc., a third party vendor, to provide portfolio investment classification services, and the Report noted that each Fund primarily held investments that were classified as highly liquid during the review period. The Report noted that each Fund’s portfolio is expected to continue to primarily hold highly liquid investments and the determination that each Fund be designated as a “primarily highly liquid fund” (as defined in Rule 22e-4) remains appropriate and each Fund can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for the Fund and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Report noted that there were no breaches of a Fund’s restriction on holding illiquid investments exceeding 15% of its net assets during the review period. The Report confirmed that each Fund’s investment strategy was appropriate for an open-end management investment company. The Report also indicated that no material changes had been made to the Adviser Program during the review period.

The Program Administrator determined that each Fund is reasonably likely to be able to meet redemption requests without adversely affecting non-redeeming Fund shareholders through significant dilution. The Program Administrator concluded that the Adviser Program was adequately designed and effectively implemented during the review period.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

NOTICE OF PRIVACY POLICY & PRACTICES

We collect non-public personal information about you from the following sources:

»  information we receive about you on applications or other forms;

»  information you give us orally; and

»  information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your nonpublic personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

EXPENSE EXAMPLE
Year Ended August 31, 2020

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charge (loads) on purchase payments (Class A shares only) and (2) ongoing costs, including management fees, distribution 12b-1 and service fees (Class A and Class C shares only) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/20 – 8/31/20).

Actual Expenses
The first line of the following tables provides information about actual account values and actual expenses for each Fund.  If you purchase Class A shares of a Fund you will pay an initial sales charge of 2.25% when you invest. The tables do not include shareholder specific fees, such as the $15.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. The tables also do not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the following tables provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of each of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			EXPENSES PAID
PERFORMANCE TRUST			DURING PERIOD
STRATEGIC BOND FUND –	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	MARCH 1, 2020 –
INSTITUTIONAL CLASS	MARCH 1, 2020	AUGUST 31, 2020	AUGUST 31, 2020*
Actual	$1,000.00	$ 996.50	$3.86
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.27	$3.91

*	Expenses are equal to the Fund’s annualized expense ratio of 0.77%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

			EXPENSES PAID
PERFORMANCE TRUST			DURING PERIOD
STRATEGIC BOND FUND –	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	MARCH 1, 2020 –
CLASS A	MARCH 1, 2020	AUGUST 31, 2020	AUGUST 31, 2020*
Actual	$1,000.00	$ 995.30	$5.12
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.01	$5.18

*	Expenses are equal to the Fund’s annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

			EXPENSES PAID
PERFORMANCE TRUST			DURING PERIOD
STRATEGIC BOND FUND –	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	MARCH 1, 2020 –
CLASS C	MARCH 1, 2020	AUGUST 31, 2020	AUGUST 31, 2020*
Actual	$1,000.00	$ 991.40	$8.86
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,016.24	$8.97

*	Expenses are equal to the Fund’s annualized expense ratio of 1.77%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

EXPENSE EXAMPLE (CONT.)
Year Ended August 31, 2020

			EXPENSES PAID
PERFORMANCE TRUST			DURING PERIOD
MUNICIPAL BOND FUND –	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	MARCH 1, 2020 –
INSTITUTIONAL CLASS	MARCH 1, 2020	AUGUST 31, 2020	AUGUST 31, 2020*
Actual	$1,000.00	$ 994.30	$2.76
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,022.37	$2.80

*	Expenses are equal to the Fund’s annualized expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

			EXPENSES PAID
PERFORMANCE TRUST			DURING PERIOD
MUNICIPAL BOND FUND –	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	MARCH 1, 2020 –
CLASS A	MARCH 1, 2020	AUGUST 31, 2020	AUGUST 31, 2020*
Actual	$1,000.00	$ 993.10	$4.01
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.11	$4.06

*	Expenses are equal to the Fund’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 18, 2020 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Performance Trust Municipal Bond Fund and the Performance Trust Strategic Bond Fund (each, a “Fund,” and together, the “Funds”), each a series of the Trust, and PT Asset Management, LLC, the Fund’s investment adviser (the “Adviser”).  The Trustees also met at a prior meeting held on June 25, 2020 (the “June 25, 2020 meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Funds’ performance, as well as the management fees and other expenses of the Funds, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Funds by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Funds and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2021.

DISCUSSION OF FACTORS CONSIDERED
In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Funds and the amount of time devoted to the Funds’ affairs by the Adviser’s staff.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of G. Michael Plaiss, co-portfolio manager for the Performance Trust Strategic Bond Fund and the Performance Trust Municipal Bond Fund, Anthony J. Harris, co-portfolio manager for the Performance Trust Strategic Bond Fund, and Jason D. Appleson, co-portfolio manager for the Performance Trust Municipal Bond Fund, as well as other key personnel at the Adviser involved in the day-to-day activities of the Funds.  The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program and discussed the Adviser’s marketing activity and its continuing commitment to the Funds.  The Trustees noted that during the course of the prior year they had met with the Adviser to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser.  The Trustees discussed the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees also considered the Adviser’s overall financial condition, as well as the implementation and operational effectiveness of the Adviser’s business continuity plan in response to the novel coronavirus (COVID-19) pandemic and challenges to day-to-day operations in a predominately work-from-home environment.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Funds, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

The Trustees discussed the performance of the Institutional Class shares of each Fund for the quarter, one-year, three-year, five-year and since inception periods ended March 31, 2020.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the Institutional Class shares of each Fund on both an absolute basis and in comparison to a benchmark index (the Bloomberg Barclays Aggregate Bond Index for the Performance Trust Strategic Bond Fund and the Bloomberg Barclays Municipal Bond Index for the Performance Trust Municipal Bond Fund) and in comparison to a peer group of funds in each Fund’s current Morningstar category as constructed by data presented by Morningstar Direct (a peer group of U.S. open-end multi-sector bond funds for the Performance Trust Strategic Bond Fund and a peer group of U.S. open-end municipal national intermediate bond funds for the Performance Trust Municipal Bond Fund) (each a “Morningstar Peer Group”).  The Trustees noted the

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT (CONT.)
(Unaudited)

Adviser’s representation that it does not calculate composite performance for its separately-managed accounts and as such the Adviser could not provide composite performance information for those accounts.

The Trustees noted the performance for the Institutional Class shares of the Performance Trust Strategic Bond Fund for the quarter, one-year, three-year and five-year periods ended March 31, 2020 was above the Morningstar Peer Group median.  The Trustees also noted that for the five-year and since inception periods ended March 31, 2020, the Institutional Class shares of the Performance Trust Strategic Bond Fund outperformed the Bloomberg Barclays Aggregate Bond Index, but for the quarter, one-year and three-year periods ended March 31, 2020, the Institutional Class shares of the Performance Trust Strategic Bond Fund underperformed the Index.

The Trustees noted the performance for the Institutional Class shares of the Performance Trust Municipal Bond Fund for the quarter, one-year, three-year and five-year periods ended March 31, 2020 was above the Morningstar Peer Group median, and for both the three-year and five-year periods, was the best performing fund in the Morningstar Peer Group.  The Trustees noted for the quarter, one-year, three-year, five-year and since inception periods ended March 31, 2020, the Institutional Class shares of the Performance Trust Municipal Bond Fund outperformed the Bloomberg Barclays Municipal Bond Index.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for each Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that each Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections.  The Trustees considered the cost structure of each Fund relative to its Morningstar Peer Group and the Adviser’s separately-managed accounts.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noting that the Adviser had provided subsidies for the Funds’ operations beginning with each Fund’s inception and had not fully recouped those subsidies for the Performance Trust Municipal Bond Fund.  The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement and the expense subsidizations undertaken by the Adviser with respect to the Performance Trust Municipal Bond Fund, as well as the Funds’ brokerage practices, noting that the Adviser makes no effort to seek soft dollar arrangements.  These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the June 25, 2020 meeting and the August 18, 2020 meeting at which the Agreement was formally considered, as well as the reports prepared by the Adviser over the course of the year.

The Trustees noted that the Performance Trust Strategic Bond Fund’s contractual management fee of 0.60% was above its Morningstar Peer Group average of 0.53%.  The Trustees observed that the Performance Trust Strategic Bond Fund was operating below its expense cap of 0.95% for Institutional Class shares.  The Trustees noted the Performance Trust Strategic Bond Fund’s total expense ratio of 0.77% for Institutional Class shares was above its Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.65%.  The Trustees then compared the fees paid by the Performance Trust Strategic Bond Fund to fees paid by separately-managed accounts of the Adviser with similar investment strategies.

The Trustees noted that the Performance Trust Municipal Bond Fund’s contractual management fee of 0.40% was above the Morningstar Peer Group average of 0.39%.  The Trustees observed that the Performance Trust Municipal Bond Fund’s total expense ratio (which reflects expense recoupments) of 0.55% for Institutional Class shares was slightly above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.54%.  The Trustees then compared the fees paid by the Performance Trust Municipal Bond Fund to fees paid by separately-managed accounts of the Adviser with similar investment strategies.

The Trustees concluded that the Funds’ expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees further concluded, based on a profitability analysis prepared by the Adviser, that the Adviser’s profit from sponsoring the Performance Trust Strategic Bond Fund was not excessive and while the Performance Trust Municipal Bond Fund was not yet profitable to the Adviser after accounting for marketing and distribution expenses, the Adviser maintained adequate profit levels to support its services to the Funds from the revenues of its overall investment advisory business, despite its subsidies to support the Performance Trust Municipal Bond Fund’s operations.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT (CONT.)
(Unaudited)

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

The Trustees compared each Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of each Fund’s management fee and whether each Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees reviewed expense recoupments by the Adviser as applicable to the Performance Trust Municipal Bond Fund.  The Trustees noted that the Funds’ management fee structures did not contain any breakpoint reductions as the Funds’ assets grow in size, but that the Adviser represented that it will continue to review the fee structures and evaluate circumstances that may warrant a breakpoint in the fee structures.  With respect to the Adviser’s fee structures and any applicable expense recoupments, the Trustees concluded that the current fee structures were reasonable and reflected a sharing of economies of scale between the Adviser and each of the Funds at each Fund’s current asset levels.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be received by the Adviser from its association with the Funds.  The Trustees examined the brokerage practices of the Adviser with respect to the Funds.  The Trustees noted that the Adviser receives no soft dollar benefits with respect to its management of the Funds.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or increased ability to attract additional investor assets, appear to be reasonable, and in many cases may benefit the Funds.

CONCLUSIONS
The Trustees considered all of the foregoing factors. In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of each Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Agreement for an additional term ending August 31, 2021 as being in the best interests of each Fund and its shareholders.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

ADDITIONAL INFORMATION
(Unaudited)

Availability of Proxy Voting Information
The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1 (877) 738-9095. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1 (877) 738-9095, or by accessing the SEC’s website at http://www.sec.gov.

Portfolio Holdings
The Funds file a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Form N-PORT filings are available on the SEC’s website at www.sec.gov.

Householding
In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-738-9095 to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Forward Looking Statements
Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any Adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the most recent prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio manager’s data, forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnification to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Information About Trustees
The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1 (877) 738-9095.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

INDEPENDENT TRUSTEES
(Unaudited)

			NUMBER OF		OTHER
			PORTFOLIOS	PRINCIPAL	DIRECTORSHIPS
NAME,	POSITION(S)	TERM OF OFFICE	IN THE TRUST	OCCUPATION(S)	HELD BY TRUSTEE
ADDRESS, AND	HELD WITH	AND LENGTH OF	OVERSEEN BY	DURING THE	DURING THE PAST
YEAR OF BIRTH	THE TRUST	TIME SERVED	THE TRUSTEE	PAST FIVE YEARS	FIVE YEARS
Independent Trustees
Michael D.	Trustee	Indefinite Term;	21	Professor Emeritus,	Independent
Akers, Ph.D.		Since August 22,		Department of Accounting	Trustee, USA
615 E. Michigan St.		2001		(June 2019-present),	MUTUALS
Milwaukee, WI				Professor, Department of	(an open-end
53202				Accounting (2004-2019),	investment
Year of Birth: 1955				Chair, Department of	company with
				Accounting (2004-2017),	two portfolios).
Marquette University.

Gary A. Drska	Trustee	Indefinite Term;	21	Pilot, Frontier/Midwest	Independent
615 E. Michigan St.		Since August 22,		Airlines, Inc. (airline company)	Trustee, USA
Milwaukee, WI		2001		(1986-present).	MUTUALS
53202					(an open-end
Year of Birth: 1956					investment
company with
two portfolios).

Jonas B. Siegel	Trustee	Indefinite Term;	21	Retired (2011-present);	Independent
615 E. Michigan St.		Since October 23,		Managing Director, Chief	Trustee, Gottex
Milwaukee, WI		2009		Administrative Officer (“CAO”)	Trust (an open-
53202				and Chief Compliance Officer	end investment
Year of Birth: 1943				(“CCO”), Granite Capital	company)
				International Group, L.P.	(2010-2016);
				(an investment management	Independent
				firm) (1994-2011).	Manager, Ramius
IDF fund complex
(two closed-end
investment
companies) (2010-
2015); Independent
Trustee, Gottex
Multi-Asset
Endowment fund
complex (three
closed-end
investment
companies) (2010-
2015); Independent
Trustee, Gottex
Multi-Alternatives
fund complex
(three closed-end
investment
companies)
(2010-2015).

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

INTERESTED TRUSTEE AND OFFICERS
(Unaudited)

			NUMBER OF		OTHER
			PORTFOLIOS	PRINCIPAL	DIRECTORSHIPS
NAME,	POSITION(S)	TERM OF OFFICE	IN THE TRUST	OCCUPATION(S)	HELD BY TRUSTEE
ADDRESS, AND	HELD WITH	AND LENGTH OF	OVERSEEN BY	DURING THE	DURING THE PAST
YEAR OF BIRTH	THE TRUST	TIME SERVED	THE TRUSTEE	PAST FIVE YEARS	FIVE YEARS
Interested Trustee and Officers
Joseph C.	Chairperson	Indefinite Term;	19	President (2017-present),	Trustee, Buffalo
Neuberger*	and Trustee	Since August 22,		Chief Operating Officer	Funds (an open-end
615 E. Michigan St.		2001		(2016-2020), Executive	investment
Milwaukee, WI				Vice President (1994-2017),	company) (2003-
53202				U.S. Bancorp Fund	2017); Trustee,
Year of Birth: 1962				Services, LLC.	USA MUTUALS
(an open-end
investment
company)
(2001-2018).

John P. Buckel	President	Indefinite Term;	N/A	Vice President,U.S. Bancorp	N/A
615 E. Michigan St.	and Principal	Since January 24,		Fund Services, LLC
Milwaukee, WI	Executive	2013		(2004-present).
53202	Officer
Year of Birth: 1957

Jennifer A. Lima	Vice	Indefinite Term;	N/A	Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	President,	Since January 24,		Fund Services, LLC
Milwaukee, WI	Treasurer	2013		(2002-present).
53202	and Principal
Year of Birth: 1974	Financial and
Accounting
Officer

Elizabeth B. Scalf	Chief	Indefinite Term;	N/A	Senior Vice President,	N/A
615 E. Michigan St.	Compliance	Since July 1,		U.S. Bancorp Fund
Milwaukee, WI	Officer, Vice	2017		Services, LLC
53202	President and			(February 2017-present);
Year of Birth: 1985	Anti-Money			Vice President and
	Laundering			Assistant CCO, Heartland
	Officer			Advisors, Inc. (December
2016-January 2017);
Vice President and CCO,
Heartland Group, Inc.
(May 2016-November 2016);
Vice President, CCO and
Senior Legal Counsel
(May 2016-November 2016),
Assistant CCO and Senior
Legal Counsel (January
2016-April 2016), Senior
Legal and Compliance
Counsel (2013-2015),
Heartland Advisors, Inc.

Jay S. Fitton	Secretary	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.		Since July 22,		U.S. Bancorp Fund
Milwaukee, WI		2019		Services, LLC
53202				(2019-present); Partner,
Year of Birth: 1970				Practus, LLP (2018-2019);
Counsel, Drinker Biddle &
Reath (2016-2018); Counsel,
Huntington Bancshares Inc.
(2011-2015).

*	Mr. Neuberger is deemed to be an “interested person” of the Trust as defined by the 1940 Act due to his position and material business relationship with the Trust.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

INTERESTED TRUSTEE AND OFFICERS
(Unaudited)

			NUMBER OF		OTHER
			PORTFOLIOS	PRINCIPAL	DIRECTORSHIPS
NAME,	POSITION(S)	TERM OF OFFICE	IN THE TRUST	OCCUPATION(S)	HELD BY TRUSTEE
ADDRESS, AND	HELD WITH	AND LENGTH OF	OVERSEEN BY	DURING THE	DURING THE PAST
YEAR OF BIRTH	THE TRUST	TIME SERVED	THE TRUSTEE	PAST FIVE YEARS	FIVE YEARS
Officers
Kelly A. Burns	Assistant	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Since April 23,		U.S. Bancorp Fund
Milwaukee, WI		2015		Services, LLC
53202				(2011-present).
Year of Birth: 1987

Melissa Aguinaga	Assistant	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Since July 1,		U.S. Bancorp Fund
Milwaukee, WI		2015		Services, LLC
53202				(2010-present).
Year of Birth: 1987

Laura A. Carroll	Assistant	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Since August 20,		U.S. Bancorp Fund
Milwaukee, WI		2018		Services, LLC
53202				(2007-present).
Year of Birth: 1985

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

Investment Adviser
PT Asset Management, LLC
500 W. Madison, Suite 470
Chicago, IL  60661

888.282.3220
www.PTAM.com

Fund Administrator, Transfer Agent,
and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI  53202

Independent Registered
Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH  44115

Distributor
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, ME  04101

This report has been prepared for shareholders
and may be distributed to others only if preceded
or accompanied by a current prospectus.

The Performance Trust Mutual Funds are distributed
by Foreside Fund Services, LLC

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on November 7, 2011.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor Emeritus of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2020	FYE 8/31/2019
Audit Fees	$55,500	$34,500
Audit-Related Fees	0	0
Tax Fees	6,000	6,000
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2020	FYE 8/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2020	FYE 8/31/2019
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 7, 2011.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*   /s/ John Buckel
John Buckel, President

Date  10/29/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ John Buckel
John Buckel, President

Date  10/29/2020

By (Signature and Title)*   /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date  10/29/2020

* Print the name and title of each signing officer under his or her signature.